UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-05547
Laudus Trust
(Exact name of registrant as specified in charter)
211 Main Street, San Francisco, California 94105
(Address of principal executive offices) (Zip code)
Jeffrey Mortimer
Laudus Trust
211 Main Street, San Francisco, California 94105
(Name and address of agent for service)
Registrant’s telephone number, including area code: (415) 636-7000
Date of fiscal year end: March 31
Date of reporting period: March 31, 2010

Item 1: Report(s) to Shareholders.

Annual Report March 31, 2010

COMMAND PERFORMANCEtm

Laudus Mondrian Fundstm

Laudus Mondrian International Equity Fund

Laudus Mondrian Global Equity Fund

Laudus Mondrian Emerging Markets Fund

Laudus Mondrian International Fixed Income Fund

Adviser
Charles Schwab Investment Management, Inc.

Subadviser
Mondrian Investment Partners Limited

This page is intentionally left blank.

Laudus Mondrian Funds

In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: ALPS Distributors, Inc.

The industry/sector classification of the funds’ portfolio holdings uses the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor’s. GICS is a service mark of MSCI and S&P and has been licensed for use by CSIM and certain affiliates. Charles Schwab & Co, Inc. and ALPS Distributors, Inc. are unaffiliated entities.

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.laudus.com.

Total Return for the Report Period

Laudus Mondrian International Equity Fund

Investor Shares (Ticker Symbol: LIEQX)	40.53%
Select Shares® (Ticker Symbol: LIEFX)	40.68%
Institutional Shares (Ticker Symbol: LIEIX)	40.90%
Benchmark: MSCI EAFE® Index (Net)	54.44%

Performance Details	pages 6-8

Laudus Mondrian Global Equity Fund

Investor Shares (Ticker Symbol: LGEQX)	44.94%
Select Shares® (Ticker Symbol: LGESX)	45.43%
Institutional Shares (Ticker Symbol: LGEVX)	45.49%
Benchmark: MSCI World® Index (Net)	52.37%

Performance Details	pages 9-11

Laudus Mondrian Emerging Markets Fund

Investor Shares (Ticker Symbol: LEMIX)	66.74%
Select Shares® (Ticker Symbol: LEMSX)	66.91%
Institutional Shares (Ticker Symbol: LEMNX)	67.27%
Benchmark: MSCI Emerging Markets Index (Net)	81.08%

Performance Details	pages 12-14

Laudus Mondrian International Fixed Income Fund (Ticker Symbol: LIFNX)*	12.85%

Citigroup non-U.S. Dollar World Government Bond Index	8.41%

Performance Details	pages 15-17

All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized. Redemption fees charged on shares sold or exchanged 30 days or less after purchasing them may affect share level returns.

Fund expenses may have been partially absorbed by CSIM. Without these reductions, the Funds’ returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Funds’ performance relative to the indices may be affected by fair-value pricing, see financial note 2 for more information.

There are risks associated with investing in securities of foreign issuers, such as erratic market conditions, economic and political instability, fluctuations in currency and exchange rates, and an increased risk of price volatility associated with less uniformity in accounting and reporting requirements. Investing in emerging markets accentuates these risks. Investments in emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries.

Bond funds are subject to increased risk of loss of principal during periods of volatile interest rates.

Please see prospectus for further detail and investor eligibility requirements.

*	On July 27, 2009, the Investor Share class, Select Share class and Institutional Share class of the Fund were combined into a single class of shares of the Fund. The performance and financial history of the fund is that of the Fund’s former Institutional Shares. Accordingly, the past performance shown is that of the Fund’s former Institutional Shares.

2 Laudus Mondrian Funds

From the President

Jeffrey Mortimer is President, CEO, and CIO of Laudus Funds and SVP of Charles Schwab Investment Management, Inc. He joined the firm in 1997 and has held a variety of executive positions at Schwab.

Dear Shareholder,

Last year we reported that the financial markets had been “besieged with volatility and turmoil” in the wake of what was described as a global economic recession. For the current 12-month reporting period that ended March 31, 2010, many of the major international and domestic equity indices have begun to show signs of recovery and rose more than 50%. While this is welcomed news, central banks in several countries, including the United States, continue to closely monitor financial markets, liquidity, monetary exchange rates, interest rates, and inflation, in their ongoing efforts to stabilize local and global markets.

The advent of 2010 brought in modestly encouraging news about the U.S. economy as unemployment numbers remained at just under 10%, according to the Bureau of Labor Statistics, and consumer spending increased slightly. Likewise, capital spending by businesses in the United States showed signs of improvement, and the Federal Reserve began to withdraw some of its monetary support programs. On the international scene, market returns also rose with emerging markets performing better than those in developed countries. In less-than-encouraging news, residential and non-residential real estate markets here in the United States and in many other countries still reported depressed prices, high inventories, restraints on lending, and an overall hesitancy to initiate new building projects.

During the period, international equity markets performed slightly better than domestic equity markets. Within the international equity markets, small-cap stocks outperformed large-cap stocks and value outpaced growth. On the domestic side, small-cap stocks also outperformed large-cap stocks and small-cap value outpaced small-cap growth.

For the Mondrian Funds, this improved environment in the domestic and international equity markets was reflected in positive fund returns ranging between 12% and 67%. You can read about the performance of the Funds and the comparative indices in the “Manager’s Discussion and Analysis” on the following pages.

The Laudus Mondrian Funds are sub-advised by Mondrian Investment Partners Limited, a London-based institutional investment manager. Founded in 1990, Mondrian is renowned for its international expertise and its adherence to a consistent value-oriented investment philosophy. Mondrian manages more than $64 billion in assets (as of December 31, 2009) for some of the world’s largest companies and public retirement plans.

In closing, I would remind you that should you have any questions about the Funds we are available to answer them at 1-800-447-3332.

Thank you for investing with us.

Sincerely,

Laudus Mondrian Funds 3

The Investment Environment

In a strong reversal from the 12-month period that ended March 31, 2009, the past 12 months produced significant positive returns and high volatility in global capital markets. Nearly all major equity indices gained more than 50%. Generally speaking, the international equity markets fared slightly better than the U.S. markets, while fixed income underperformed both. Commodity indices also had substantial gains, but they were less than the gains seen in equity markets. Globally, as occurred in the previous 12 months, gains were highly synchronized and exhibited a pattern that is often seen during a period of strong gains across global capital markets.

In the United States, large-cap stocks gained about 50% for the period, with a modest spread between growth-and value-style equities, as value outperformed growth by about 4%. U.S. small-cap stocks outperformed U.S. large-cap stocks and gained about 63%. U.S. small-cap value stocks outperformed their growth counterparts and added approximately 65%, while the growth stocks returned about 60%. Internationally, the results were slightly better. International large-cap stocks were up about 55% for the period, but did not do as well as international small-cap stocks, which gained nearly 70%. Similar to the United States, international value stocks outperformed growth stocks, with value gaining about 59% and growth gaining approximately 51%.

What caused these strong returns, especially during the relatively short period of 12 months? In essence, the credit crisis that began in the summer of 2007 and dominated the capital markets through early 2009 appeared to be ending for many investors. Government central banks around the globe lowered interest rates to very low levels, and for the most part, have kept them there. They have also used other tools to help the global financial system maintain sufficient liquidity, such as buying distressed debt from private banks and supporting housing markets by intervening in mortgage markets. As investors gauged the positive impacts of these and other interventions on the capital markets, they shifted from selling securities to buying them.

Economic fundamentals also began showing signs of growth. While the U.S. economy continued to shrink early in the reporting period, the government reported that it began growing again during the period of July 1 through December 31, 2009. According to the Bureau of Labor Statistics, the U.S. unemployment rate, while remaining stubbornly high at 9.7% at the close of the period, nevertheless stopped going up. Furthermore, the report for March 2010, the final month of the reporting period, showed employment gains of 162,000 jobs in the United States, the most since May 2007. Several measures of global manufacturing also gained during the latter half of the reporting period.

From a global perspective, sectors that are generally considered to be cyclical in their growth—meaning that they are more sensitive to a broad level of economic activity—led the markets. The Financials sector gained nearly 80%, as investor confidence returned to the area that had led the global downturn. Materials, up about 79%, and Industrials, up nearly 70%, were also strong during the period. Consumer Discretionary stocks, also considered cyclical in nature, rounded out the top four, posting a gain of more than 65%. Lagging among the sectors were the more defensive, less economically sensitive groups, Utilities, up about 28%, and Telecommunications Services, which gained about 30%. Health Care, also considered defensive, was up about 36%.

Among major developed economies, Australia and Canada performed the best during the period, gaining more than 70% in U.S. dollar terms. Several European countries, notably Sweden, the Netherlands, and Norway, posted similar rates of returns during the period. The United States did slightly worse, gaining about 51%. The United Kingdom, Germany, and France all gained more than 50% and performed roughly in line with the United States. Japan, up about 38%, was a relative laggard among major developed economies. It is important to note that over the entire reporting period, the U.S. dollar lost ground against several major currencies, which boosted the returns for U.S. dollar-based investors in the major developed markets. Emerging markets as a group performed even better than developed markets, gaining about 80% for the 12-month period. A few emerging markets such as India, Russia, and Brazil gained more than 100%.

4 Laudus Mondrian Funds

The Investment Environment continued

The U.S. dollar’s decline against other currencies also impacted commodity prices, and most commodity indices were up for the 12-month period. However, unlike the equity markets, commodity index returns showed wide variations. For example, Metals, led by copper and nickel—two of the most economically sensitive metals—were up almost 60%. Gold was up about 20%, as precious metals lagged the industrial group. Crude oil was up about 40% for the period, and Unleaded Gasoline gained about 56%. Agricultural prices, while moving higher overall, lagged those of other major commodity groups, adding about 3% during the period. Corn and wheat were particularly weak, both posting declines of more than 20%, which was highly unusual during this period of strong gains.

Laudus Mondrian Funds 5

Laudus Mondrian International Equity Fund

The Laudus Mondrian International Equity Fund Investor Shares returned 40.53% for the 12-month period, while its comparative index, the MSCI EAFE Index returned 54.44%. Equity markets rebounded strongly during the period as economic indicators began to stabilize.

Despite strong absolute returns, the Fund underperformed its index. In Europe, the positive contribution from an underweight to Greece was more than offset by the Fund’s avoidance of the Swedish, Norwegian, and Danish markets. Sweden, up about 90%, Norway, gaining over 70%, and Denmark, also up about 70%, were among the stronger performing markets in Europe during the period. In the Pacific region, Taiwan and Singapore led returns. The Fund benefited from its overweight to Singapore and from its overweight to the Singapore dollar, as well as its allocation to Taiwan. The Fund’s overweight to the Australian dollar also contributed positively.

Stock selection restrained returns because positive selection in Finland was offset by weak selection in France, the United Kingdom (U.K.), Taiwan, and Japan. The Financials Sector rebounded strongly during the period and rose about 70% in the index. While the Fund’s underweight to Financials detracted, stock selection was positive for returns. For example, in the European region, UniCredit and Banco Santander gained 100% and more. In Singapore, United Overseas Bank and Overseas-Chinese Bank also were up very strongly. Additionally, Wharf Holdings in Hong Kong gained more than 130%.

UPM-Kymmene, the Finnish paper company, was the best performing stock for the Fund. The stock increased 142%. Wesfarmers, the Australian conglomerate, was also a strong performer.

The more defensive sectors, such as Telecommunication Services, Health Care, and Consumer Staples were relatively weak for the Fund, gaining about 26%, 37%, and 52%, respectively. Within the Telecommunication Services Sector, KDDI in Japan, France Telecom, and Deutsche Telekon underperformed broader sector returns. In the Health Care Sector, GlaxoSmithKline and Takeda Pharmaceuticals in Japan were also weak. In contrast, Novartis in Switzerland outperformed the sector. Japanese holdings in the Consumer Staples Sector, such as Seven & i Holdings and Kao Corporation, suffered from a weak domestic economy.

Greece had the best performing equity market during the first half of the period in developed Europe. The Greek equity market was heavily weighted towards financial stocks, which had solid performance from April through the end of September 2009. However, in the second half of the period, Greece became the worst performer in the MSCI EAFE Index as news about its sovereign debt risk intensified. Ireland had the worst performing equity market in the MSCI EAFE Index for the entire period and the Irish government implemented several fiscal austerity measures during the period. The U.K. equity market rose 58%, reflecting improvements in economic indicators, but also acknowledging that their AAA sovereign debt rating was downgraded by Standard & Poor’s.

In the Asia-Pacific region, strong growth in China helped the equity markets in Singapore and Hong Kong; they were up 88% and 65%, respectively, in the index. Australia also performed well in the MSCI EAFE equity market, up 87%. Japan had the worst performing major equity market in the region, up only 38%.

Materials was the best performer for the index, rising about 84%. Commodity prices were generally strong, driven by Chinese demand. As financial market stresses abated, financial stocks generated the second highest return, up about 71%. Positive economic data on consumption and consumer sentiment helped to lift the Consumer Discretionary and Consumer Staples Sectors by 54% and 55% respectively. Stronger labor markets in some economies also helped. Health Care was one of the weaker defensive sectors, up only 37%, partly due to struggles around the passage of health-care reform in the United States. Other defensive sectors were also underperformers. The Telecommunication Services Sector was up 32% and Utilities managed to return only about 27%.

As of 3/31/10:
 Fund Characteristics

Number of Companies[1]	36
Weighted Average Market Cap ($ x 1,000,000)	$62,451
Price/Earnings Ratio (P/E)	16.78
Price/Book Ratio (P/B)	1.61
Portfolio Turnover (One year trailing)	14%

 Fund Overview

	Investor Shares	Select Shares	Institutional Shares

Initial Investment	$100	$50,000	$500,000
Inception Date	6/16/2008	6/16/2008	6/16/2008
Total Net Assets ($ x 1,000)	$403	$458	$85,424
Ticker Symbol	LIEQX	LIEFX	LIEIX
Cusip	51855Q614	51855Q564	51855Q580
NAV	$7.52	$7.53	$7.54

Manager views and portfolio holdings may have changed since the report date.

[1]	Short-term investments are not included.

6 Laudus Mondrian Funds

 Laudus Mondrian International Equity Fund

Performance Summary as of 3/31/10

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The performance information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.laudus.com.

Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.

June 16, 2008 – March 31, 2010
Performance of a Hypothetical
$10,000 Investment in Investor Shares1

June 16, 2008 – March 31, 2010
Performance of a Hypothetical
$50,000 Investment in Select Shares1

June 16, 2008 – March 31, 2010
Performance of a Hypothetical
$500,000 Investment in Institutional Shares1

 Average Annual Total Returns1

Class and Inception Date	1 Year	Since Inception

Investor Shares (6/16/08)	40.53%	-13.66%
Select Shares (6/16/08)	40.68%	-13.48%
Institutional Shares (6/16/08)	40.90%	-13.39%
MSCI EAFE Index®(Net)*	54.44%	-10.63%

Fund Expense Ratios2: Investor Shares: Net 1.40%; Gross 2.78% / Select Shares: Net 1.12%; Gross 3.10% /
             Institutional Shares: Net 1.05%; Gross 2.11%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

The Fund’s performance relative to the index may be affected by fair-value pricing, see financial note 2 for more information.

*	The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE®) Index (Net) is a free float-adjusted market capitalization index that is designed to measure market equity performance in 21 developed market countries, excluding the U.S. and Canada. This series approximates the minimum possible dividend reinvestment. Investors cannot invest directly in any index and index figures do not include trading and management costs.
[1]	Fund expenses may have been partially absorbed by CSIM. Without these reductions, the Fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	As stated in the prospectus. Net Expenses: Reflects expenses expected to be charged to shareholders through at least 7/30/12. Adviser expects to hold expenses at this level by waiving its management fees and/or bearing other expenses. Gross Expenses: Reflects the total annual fund operating expenses without the effect of contractual fee waivers. Please see the prospectus for more information. For actual rates during the period, refer to the Financial Highlights section of the Financial Statements.

Laudus Mondrian Funds 7

 Laudus Mondrian International Equity Fund

Performance Summary   as of 3/31/10 continued

 Country Weightings % of Investments

Japan	21.3%
United Kingdom	20.5%
France	14.7%
Australia	8.3%
Spain	7.2%
Switzerland	6.4%
Singapore	5.9%
Germany	4.8%
Taiwan	2.5%
Other Countries	8.4%
Total	100.0%

 Sector Weightings % of Equities

Financials	19.2%
Telecommunication Services	17.5%
Consumer Staples	17.0%
Energy	12.1%
Health Care	12.0%
Utilities	7.8%
Information Technology	6.1%
Consumer Discretionary	4.8%
Industrials	2.5%
Materials	1.0%
Total	100.0%

 Top Equity Holdings % of Net Assets1

Novartis AG - Reg’d.	4.2%
BP plc	4.1%
Unilever plc	4.0%
Royal Dutch Shell plc, Class A	4.0%
GlaxoSmithKline plc	3.9%
Total S.A.	3.7%
Takeda Pharmaceutical Co., Ltd.	3.5%
CANON, Inc.	3.5%
Carrefour S.A.	3.5%
Kao Corp.	3.5%
Total	37.9%

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability, fluctuations in currency and exchange rates, and an increased risk of price volatility associated with less uniformity in accounting and reporting requirements.

[1]	This list is not a recommendation of any security by the investment adviser.

8 Laudus Mondrian Funds

Laudus Mondrian Global Equity Fund

The Laudus Mondrian Global Equity Fund Investor Shares returned 44.94% for the 12-month period that ended March 31, 2010, while its comparative index, the MSCI World (Net) Index returned 52.37%. Index returns were positive across all developed markets with many showing 70% increases or more and Australia reporting an increase of 86.7%. The smallest gain was recorded by Greece, up 24.1%, which was lower than the country’s earlier highs that pre-dated Greece’s announcement that it could not meet its debt obligations. The Fund underperformed partly as a result of its allocation to more defensive sectors, which was partially offset by positive stock selection.

With its long-term, dividend-discount methodology, Mondrian seeks to avoid being influenced by what can prove to have short-term effects on stock returns. This valuation process led the Fund to more defensive stocks, which resulted in overweights to the Consumer Staples, Health Care, and Telecommunications Services Sectors. All three of these sectors had lower returns than the overall index, and the Fund’s overweight to them detracted from the Fund’s relative performance, despite positive stock selection in the Consumer Discretionary and Telecommunications Services Sectors. The strongest performance was recorded by CBS, which rose by more than 250% and outpaced the Consumer Discretionary Sector return of about 62%. However, stock selection was negative among Health Care stocks; for example, the Japanese pharmaceutical firm Astellas returned about 23%, compared with about 35% overall for the sector.

Stocks in the Financials Sector delivered the strongest performance with an increase of nearly 77% in the index. The Fund’s underweight in Financials hurt performance, even though several of the Fund’s holdings in Financials exceeded the sector’s return. For example, the Fund’s holding in Bank of America reported an increase of more than 150% for the period. Similarly, the Materials, Industrials, and Consumer Discretionary Sectors also reported strong returns for the period, but the Fund was underweight these sectors, too, and that also detracted from Fund performance.

During the 12-month period, all developed markets performed well as they rebounded from the recent lows associated with the global credit crisis. The Fund’s underexposure to some of the best-performing countries—such as Canada, Hong Kong and Sweden—hurt returns. This was partly offset by overweighting Australia, Singapore, Spain, and the United Kingdom (U.K.). Stock selection was also weak, particularly in France, Spain, and the U.K. For example, the Fund’s holding in France Telecom was up about 14% compared to the overall return of about 50% for France. Likewise, Telefonica was up about 26% compared to Spain’s gain of about 50%, and GlaxoSmithKline rose nearly 30% compared with the U.K.’s return of about 58%. On the positive side, Italy’s UniCredit rose about 122% compared to the country’s market gain of around 48%.

As of 3/31/10:
 Fund Characteristics

Number of Companies[1]	55
Weighted Average Market Cap ($ x 1,000,000)	$80,425
Price/Earnings Ratio (P/E)	16.99
Price/Book Ratio (P/B)	1.73
Portfolio Turnover (One year trailing)	22%

 Fund Overview

	Investor Shares	Select Shares	Institutional Shares

Initial Investment	$100	$50,000	$500,000
Inception Date	6/16/2008	6/16/2008	6/16/2008
Total Net Assets ($ x 1,000)	$80	$182	$4,132
Ticker Symbol	LGEQX	LGESX	LGEVX
Cusip	51855Q598	51855Q556	51855Q572
NAV	$8.05	$8.06	$8.06

Manager views and portfolio holdings may have changed since the report date.

[1]	Short-term investments are not included.

Laudus Mondrian Funds 9

 Laudus Mondrian Global Equity Fund

Performance Summary as of 3/31/10

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The performance information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.laudus.com.

Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.

June 16, 2008 – March 31, 2010
Performance of a Hypothetical
$10,000 Investment in Investor Shares1

June 16, 2008 – March 31, 2010
Performance of a Hypothetical
$50,000 Investment in Select Shares1

June 16, 2008 – March 31, 2010
Performance of a Hypothetical
$500,000 Investment in Institutional Shares1

 Average Annual Total Returns1

Class and Inception Date	1 Year	Since Inception

Investor Shares (6/16/08)	44.94%	-8.66%
Select Shares (6/16/08)	45.43%	-8.42%
Institutional Shares (6/16/08)	45.49%	-8.38%
MSCI World® Index (Net)*	52.37%	-8.64%

Fund Expense Ratios2: Investor Shares: Net 1.40%; Gross 4.43% / Select Shares: Net 1.12%; Gross 4.27% /
             Institutional Shares: Net 1.05%; Gross 4.08%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

The Fund’s performance relative to the index may be affected by fair-value pricing, see financial note 2 for more information.

*	The Morgan Stanley Capital International World Index (Net) is a free float-adjusted market capitalization index that is designed to measure global developed markets equity performance. This series approximates the minimum possible dividend reinvestment. Investors cannot invest directly in any index and index figures do not include trading and management costs.
[1]	Fund expenses may have been partially absorbed by CSIM. Without these reductions, the Fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	As stated in the prospectus. Net Expenses: Reflects expenses expected to be charged to shareholders through at least 7/30/12. Adviser expects to hold expenses at this level by waiving its management fees and/or bearing other expenses. Gross Expenses: Reflects the total annual fund operating expenses without the effect of contractual fee waivers. Please see the prospectus for more information. For actual rates during the period, refer to the Financial Highlights section of the Financial Statements.

10 Laudus Mondrian Funds

 Laudus Mondrian Global Equity Fund

Performance Summary   as of 3/31/10 continued

 Country Weightings % of Investments

United States	38.6%
United Kingdom	15.5%
France	10.4%
Japan	9.9%
Switzerland	4.8%
Germany	4.0%
Australia	3.9%
Spain	3.1%
Singapore	2.7%
Netherlands	2.6%
Other Countries	4.5%
Total	100.0%

 Sector Weightings % of Equities

Health Care	17.3%
Consumer Staples	15.2%
Telecommunication Services	15.0%
Financials	13.5%
Energy	12.0%
Industrials	7.0%
Consumer Discretionary	5.7%
Information Technology	5.6%
Utilities	4.9%
Materials	3.8%
Total	100.0%

 Top Equity Holdings % of Net Assets1

BP plc	3.3%
Novartis AG - Reg’d	3.1%
GlaxoSmithKline plc	3.1%
Total S.A.	3.0%
Chevron Corp.	2.9%
Merck & Co., Inc.	2.7%
Royal Dutch Shell plc, A Shares	2.6%
Unilever plc	2.6%
H.J. Heinz Co.	2.6%
Carrefour S.A.	2.5%
Total	28.4%

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability, fluctuations in currency and exchange rates, and an increased risk of price volatility associated with less uniformity in accounting and reporting requirements.

[1]	This list is not a recommendation of any security by the investment adviser.

Laudus Mondrian Funds 11

Laudus Mondrian Emerging Markets Fund

The Laudus Mondrian Emerging Markets Fund Investor Shares returned 66.74% for the 12-month period, while its comparative index, the MSCI Emerging Markets Index (Net), returned 81.08%. Index returns were positive across all regions for the period. The Fund’s emphasis on selecting defensive stocks was the primary detractor from the Fund’s relative performance.

Emerging markets recorded extraordinary returns for the 12-month period considering that the prospects for most economies had deteriorated sharply in the latter half of 2008. Governments in many countries reacted in an unprecedented manner by establishing monetary policies that supported financial institutions and markets alike. Markets that seemed to have suffered the most in 2008 rebounded in 2009.

On a sector-specific level, returns in the MSCI Emerging Markets Index were most positive in Consumer Discretionary (particularly Autos), Financials, and Materials. The more defensive sectors such as Telecommunication Services, Utilities, and Health Care—while all producing substantial positive returns—underperformed the index. The Fund had a large weighting in Telecommunications, which held back returns.

Factors that detracted from the Fund’s relative performance included its positioning in Brazil, India, and Egypt, as well as the Fund’s cautious stock selection in Taiwan. On the other hand, the Fund’s underweight to Israel and its overweight to Colombia contributed to the Fund’s relative performance. Currency movements increased U.S. dollar returns as most emerging market currencies appreciated relative to the U.S. dollar.

During the period, the Fund sought to increase its exposure to U.S. consumption in certain markets, while at the same time reducing its exposure to export-driven and cyclical names. During the period, the Fund’s process for determining valuations became more complex as stock prices rose rapidly. When this happens, there is always a chance that a correction could follow the rapid rise in prices. On balance though, the Fund continues to be managed in a way that acknowledges that most emerging markets and economies are situated for long-term growth. Consequently, the Fund remains focused on investments that combine attractive valuations with downside protection characteristics.

As of 3/31/10:
 Fund Characteristics

Number of Companies[1]	43
Weighted Average Market Cap ($ x 1,000,000)	$30,970
Price/Earnings Ratio (P/E)	12.22
Price/Book Ratio (P/B)	2.34
Portfolio Turnover (One year trailing)	44%

 Fund Overview

	Investor Shares	Select Shares	Institutional Shares

Initial Investment	$100	$50,000	$500,000
Inception Date	11/2/2007	11/2/2007	11/2/2007
Total Net Assets ($ x 1,000)	$9,437	$4,531	$90,486
Ticker Symbol	LEMIX	LEMSX	LEMNX
Cusip	51855Q648	51855Q630	51855Q622
NAV	$8.79	$8.80	$8.80

Manager views and portfolio holdings may have changed since the report date.

[1]	Short-term investments are not included.

12 Laudus Mondrian Funds

 Laudus Mondrian Emerging Markets Fund

Performance Summary as of 3/31/10

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The performance information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.laudus.com.

Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.

November 2, 2007 – March 31, 2010
Performance of a Hypothetical
$10,000 Investment in Investor Shares1

November 2, 2007 – March 31, 2010
Performance of a Hypothetical
$50,000 Investment in Select Shares1

November 2, 2007 – March 31, 2010
Performance of a Hypothetical
$500,000 Investment in Institutional Shares1

 Average Annual Total Returns1

Class and Inception Date	1 Year	Since Inception

Investor Shares (11/2/07)	66.74%	-4.31%
Select Shares (11/2/07)	66.91%	-4.04%
Institutional Shares (11/2/07)	67.27%	-4.00%
MSCI Emerging Markets Index (Net)*	81.08%	-8.27%

Fund Expense Ratios2: Investor Shares: Net 1.80%; Gross 2.46% / Select Shares: Net 1.52%; Gross 2.23% /
             Institutional Shares: Net 1.45%; Gross 2.13%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

The Fund’s performance relative to the index may be affected by fair-value pricing, see financial note 2 for more information.

*	The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. This series approximates the minimum possible dividend reinvestment. Investors cannot invest directly in any index and index figures do not include trading and management costs.
[1]	Fund expenses may have been partially absorbed by CSIM. Without these reductions, the Fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	As stated in the prospectus. Net Expenses: Reflects expenses expected to be charged to shareholders through at least 7/30/12. Adviser expects to hold expenses at this level by waiving its management fees and/or bearing other expenses. Gross Expenses: Reflects the total annual fund operating expenses without the effect of contractual fee waivers. Please see the prospectus for more information. For actual rates during the period, refer to the Financial Highlights section of the Financial Statements.

Laudus Mondrian Funds 13

 Laudus Mondrian Emerging Markets Fund

Performance Summary   as of 3/31/10 continued

 Country Weightings % of Investments

China	20.6%
Brazil	13.4%
Taiwan	12.5%
Republic of Korea	7.1%
South Africa	7.0%
India	6.8%
Turkey	5.3%
Czech Republic	4.6%
Russia	3.6%
Chile	2.8%
Indonesia	2.7%
Thailand	2.6%
Other Countries	11.0%
Total	100.0%

 Sector Weightings % of Equities

Financials	23.7%
Telecommunication Services	15.2%
Energy	14.4%
Information Technology	14.0%
Consumer Staples	10.7%
Utilities	9.7%
Industrials	8.5%
Materials	2.3%
Consumer Discretionary	1.5%
Total	100.0%

 Top Equity Holdings % of Net Assets1

Redecard S.A.	4.2%
China Construction Bank Corp., Class H	3.9%
Taiwan Semiconductor Manufacturing Co., Ltd.	3.9%
KT&G Corp.	3.6%
Industrial & Commercial Bank of China Ltd., Class H	3.4%
Tupras-Turkiye Petrol Rafinerileri A/S	3.0%
Chunghwa Telecom Co., Ltd. ADR	2.9%
Enersis S.A. ADR	2.8%
China Mobile Ltd.	2.8%
Asustek Computer, Inc.	2.8%
Total	33.3%

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability, fluctuations in currency and exchange rates, and an increased risk of price volatility associated with less uniformity in accounting and reporting requirements. Investing in emerging markets accentuates these risks. Investments in emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries.

[1]	This list is not a recommendation of any security by the investment adviser.

14 Laudus Mondrian Funds

Laudus Mondrian International Fixed Income Fund

The Laudus Mondrian International Fixed Income Fund returned 12.85% for the 12-month period that ended March 31, 2010, while its comparative index, the Citigroup non-U.S. Dollar World Government Bond Index, returned 8.41% in U.S. dollar non-hedged terms.

The movement of global government bond yields varied during the period. Intermediate-term yields, for bonds typically maturing in seven to ten years, rose in countries like the United Kingdom (U.K.) on increased worries about inflation, and in Australia where economic growth was strong and where unemployment improved slightly in late 2009. Intermediate-term yields fell in core Eurozone countries. Economic data indicated that economic growth was weak in the Eurozone compared to other developed markets and that growth could remain lethargic in the near term.

Major developed markets currencies appreciated against the U.S. dollar, led by the Australian dollar, which outperformed. Australia’s central bank increased interest rates several times during the 12-month period. The Fund benefited from its overweight to Australia and Poland. Currency gains in Poland contributed to the country’s outperformance, while concerns about inflation remained minimal. Corporate bond spreads continued to contract, especially in the Financials Sector, and the Fund’s modest allocation to corporate bonds helped performance. In contrast, the Fund’s underweight to Canada detracted from relative performance; during the period, the Canadian dollar rose in response to solid economic growth.

As of 3/31/10:
 Fund Characteristics

Number of Issues[1]	58
Average Maturity	7.33
Modified Duration	5.84
Portfolio Turnover (One year trailing)	67%

 Fund Overview

Fund

Initial Investment	$100
Inception Date	11/2/2007
Total Net Assets ($ x 1,000)	$279,274
Ticker Symbol	LIFNX
Cusip	51855Q655
NAV	$11.20

Manager views and portfolio holdings may have changed since the report date.

[1]	Short-term investments are not included.

Laudus Mondrian Funds 15

 Laudus Mondrian International Fixed Income Fund

Performance Summary as of 3/31/10

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The performance information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.laudus.com.

Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.

November 2, 2007 – March 31, 2010
Performance of a Hypothetical
$10,000 Investment1,3

 Average Annual Total Returns1,3

Fund and Inception Date	1 Year	Since Inception

Fund: Laudus Mondrian International Fixed Income Fund (11/2/07)	12.85%	8.26%
Citigroup non-U.S. Dollar World Government Bond Index*	8.41%	5.65%

Fund Expense Ratios2: Net 0.75%; Gross 0.87%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

The Fund’s performance relative to the index may be affected by fair-value pricing, see financial note 2 for more information.

*	The Citigroup non-US Dollar World Government Bond Index measures the total rate of return performance for the government bonds of 23 countries, excluding the U.S., with a remaining maturity of at least one year. Investors cannot invest directly in any index and index figures do not include trading and management costs.
[1]	Fund expenses may have been partially absorbed by CSIM. Without these reductions, the Fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	As stated in the prospectus. Net Expenses: Reflects expenses expected to be charged to shareholders through at least 7/30/12. Adviser expects to hold expenses at this level by waiving its management fees and/or bearing other expenses. Gross Expenses: Reflects the total annual fund operating expenses without the effect of contractual fee waivers. Please see the prospectus for more information. For actual rates during the period, refer to the Financial Highlights section of the Financial Statements.
[3]	On July 27, 2009, the Investor Share class, Select Share class and Institutional Share class of the fund were combined into a single class of shares of the fund. The performance and financial history of the fund is that of the fund’s former Institutional Shares. Accordingly, the past performance shown is that of the fund’s former Institutional Shares.

16 Laudus Mondrian Funds

 Laudus Mondrian International Fixed Income Fund

Performance Summary   as of 3/31/10 continued

 Country Weightings % of Investments

Japan	11.6%
Australia	10.3%
France*	6.9%
Italy*	6.9%
Belgium	4.8%
Finland	4.4%
Spain*	4.4%
Netherlands*	4.3%
Austria	4.2%
Poland	4.1%
Slovenia	3.9%
Norway*	3.8%
Germany*	3.6%
Ireland	3.5%
United Kingdom	3.4%
Other Countries	3.4%
Supranational**	16.5%
Total	100.0%

 Currency Weightings % of Investments

Japanese Yen	39.6%
Euro***	27.2%
Australian Dollar****	13.9%
British Pound***	13.1%
Polish Zloty	4.1%
United States Dollar	2.1%
Other Currencies	0.0%
Total	100.0%

 Sector Weightings % of Investments

Government Bonds	59.7%
Supranational	16.5%
Government Agency Obligations	11.9%
Corporate Bonds	7.6%
Securitized	2.9%
Other Investment Companies	1.4%
Total	100.0%

 Top Issuers % of Net Assets1

Australia Government Bond	10.1%
Japan Government Ten Year Bond	7.0%
Italy Government International Bond	5.5%
Belgium Government Bond	4.7%
Nordic Investment Bank	4.4%
France Government Bond OAT	4.3%
Finland Government Bond	4.3%
Instituto de Credito Oficial	4.3%
European Investment Bank	4.3%
Austria Government Bond	4.1%
Total	53.0%

There are risks associated with investing in securities of foreign issuers, such as erratic market conditions, economic and political instability, fluctuations in currency and exchange rates, and an increased risk of price volatility associated with less uniformity in accounting and reporting requirements.

*	Country weights include issues via Samurai Yen bonds issued in Japan by non-Japanese entities.
**	Supranational bonds represent the debt of international organizations or institutions such as the World Bank, the International Monetary Fund, regional multilateral development banks and others. Bonds are issued and held in Japanese Yen and Australian Dollar.
***	Total exposure includes a cross currency hedge of approximately 13% out of Euros and into UK Sterling.
****	3.6% of Australian Dollar exposure is via an Australian Dollar denominated Supranational bond.
[1]	This list is not a recommendation of any security by the investment adviser.

Laudus Mondrian Funds 17

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the period beginning October 1, 2009 and held through March 31, 2010.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s or share class’ actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 10/1/09	at 3/31/10	10/1/09–3/31/10

Laudus Mondrian International Equity Fund
Investor Shares
Actual Return	1.40%	$1,000	$1,002.70	$6.99
Hypothetical 5% Return	1.40%	$1,000	$1,017.95	$7.04
Select Shares
Actual Return	1.12%	$1,000	$1,004.30	$5.60
Hypothetical 5% Return	1.12%	$1,000	$1,019.35	$5.64
Institutional Shares
Actual Return	1.05%	$1,000	$1,004.60	$5.25
Hypothetical 5% Return	1.05%	$1,000	$1,019.70	$5.29

Laudus Mondrian Global Equity Fund
Investor Shares
Actual Return	1.41%	$1,000	$1,040.80	$7.17
Hypothetical 5% Return	1.41%	$1,000	$1,017.90	$7.09
Select Shares
Actual Return	1.12%	$1,000	$1,041.70	$5.70
Hypothetical 5% Return	1.12%	$1,000	$1,019.35	$5.64
Institutional Shares
Actual Return	1.06%	$1,000	$1,042.10	$5.40
Hypothetical 5% Return	1.06%	$1,000	$1,019.65	$5.34

Laudus Mondrian Emerging Markets Fund
Investor Shares
Actual Return	1.81%	$1,000	$1,069.40	$9.34
Hypothetical 5% Return	1.81%	$1,000	$1,015.91	$9.10
Select Shares
Actual Return	1.53%	$1,000	$1,071.20	$7.90
Hypothetical 5% Return	1.53%	$1,000	$1,017.30	$7.70
Institutional Shares
Actual Return	1.46%	$1,000	$1,071.60	$7.54
Hypothetical 5% Return	1.46%	$1,000	$1,017.65	$7.34

Laudus Mondrian International Fixed Income Fund
Actual Return	0.76%	$1,000	$981.80	$3.76
Hypothetical 5% Return	0.76%	$1,000	$1,021.14	$3.83

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in Financial Highlights, which covers a 12-month period.

[2]	Expenses for each fund or share class are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 182 days of the period, and divided by 365 days of the fiscal year.

18 Laudus Mondrian Funds

Laudus Mondrian International Equity Fund

Financial Statements

Financial Highlights

	4/1/09–	6/17/08[1]–
Investor Shares	3/31/10	3/31/09

Per-Share Data ($)

Net asset value at beginning of period	5.43	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.18 [2]	0.07
Net realized and unrealized gains (losses)	2.02	(4.59)

Total from investment operations	2.20	(4.52)
Less distributions:
Distributions from net investment income	(0.11)	(0.05)
Distributions from net realized gains	—	(0.00)[3]

Total distributions	(0.11)	(0.05)

Net asset value at end of period	7.52	5.43

Total return (%)	40.53	(45.31)[4]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.40	1.39 [5,6]
Gross operating expenses	1.60	2.78 [5]
Net investment income (loss)	2.47	2.46 [5]
Portfolio turnover rate	14	8 [4]
Net assets, end of period ($ x 1,000)	403	168

	4/1/09–	6/17/08[1]–
Select Shares	3/31/10	3/31/09

Per-Share Data ($)

Net asset value at beginning of period	5.44	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.18 [2]	0.12
Net realized and unrealized gains (losses)	2.03	(4.63)

Total from investment operations	2.21	(4.51)
Less distributions:
Distributions from net investment income	(0.12)	(0.05)
Distributions from net realized gains	—	(0.00)[3]

Total distributions	(0.12)	(0.05)

Net asset value at end of period	7.53	5.44

Total return (%)	40.68	(45.16)[4]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.12	1.12 [5]
Gross operating expenses	1.31	3.10 [5]
Net investment income (loss)	2.43	2.22 [5]
Portfolio turnover rate	14	8 [4]
Net assets, end of period ($ x 1,000)	458	90

1 Commencement of operations.
2 Calculated based on the average shares outstanding during the period.
3 Distribution from realized gains is less than 0.01.
4 Not annualized.
5 Annualized.
6 The ratio of net operating expenses would have been 1.40% for the Investor Shares, if custody credits had not been included.

See financial notes 19

 Laudus Mondrian International Equity Fund

Financial Highlights continued

	4/1/09–	6/17/08[1]–
Institutional Shares	3/31/10	3/31/09

Per-Share Data ($)

Net asset value at beginning of period	5.44	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.21 [2]	0.08
Net realized and unrealized gains (losses)	2.02	(4.59)

Total from investment operations	2.23	(4.51)
Less distributions:
Distributions from net investment income	(0.13)	(0.05)
Distributions from net realized gains	—	(0.00)[3]

Total distributions	(0.13)	(0.05)

Net asset value at end of period	7.54	5.44

Total return (%)	40.90	(45.15)[4]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.05	1.05 [5]
Gross operating expenses	1.24	2.11 [5]
Net investment income (loss)	2.90	2.52 [5]
Portfolio turnover rate	14	8 [4]
Net assets, end of period ($ x 1,000)	85,424	18,694

1 Commencement of operations.
2 Calculated based on the average shares outstanding during the period.
3 Distribution from realized gains is less than 0.01.
4 Not annualized.
5 Annualized.

20 See financial notes

 Laudus Mondrian International Equity Fund

Portfolio Holdings as of March 31, 2010

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the Fund’s website at www.laudus.com.

		Cost	Value
Holdings by Category		($)	($)

97.4%	Common Stock	77,011,085	83,988,654
2.2%	Other Investment Company	1,923,271	1,923,271

99.6%	Total Investments	78,934,356	85,911,925
0.4%	Other Assets and Liabilities, Net		373,177

100.0%	Net Assets		86,285,102

	Number	Value
Security	of Shares	($)

Common Stock 97.4% of net assets

Australia 8.3%

Food & Staples Retailing 2.7%
Wesfarmers Ltd.	78,447	2,285,845

Insurance 2.7%
QBE Insurance Group Ltd.	122,463	2,337,815

Telecommunication Services 2.9%
Telstra Corp., Ltd.	914,205	2,506,691

		7,130,351

Finland 1.0%

Materials 1.0%
UPM-Kymmene Oyj	65,097	863,185

France 14.7%

Banks 1.8%
Societe Generale	25,303	1,588,007

Capital Goods 2.4%
Compagnie de Saint-Gobain	43,135	2,071,499

Energy 3.7%
Total S.A.	54,567	3,166,954

Food & Staples Retailing 3.5%
Carrefour S.A.	62,790	3,025,367

Telecommunication Services 3.3%
France Telecom S.A.	117,599	2,816,812

		12,668,639

Germany 4.8%

Telecommunication Services 1.5%
Deutsche Telekom AG - Reg’d	95,313	1,288,031

Utilities 3.3%
RWE AG	32,150	2,852,094

		4,140,125

Hong Kong 1.4%

Utilities 1.4%
Hongkong Electric Holdings Ltd.	205,000	1,215,861

Italy 1.8%

Banks 1.8%
Intesa Sanpaolo *	422,719	1,574,233

Japan 21.2%

Automobiles & Components 2.8%
Toyota Motor Corp.	59,500	2,392,456

Food & Staples Retailing 2.9%
Seven & i Holdings Co., Ltd.	103,400	2,501,356

Household & Personal Products 3.5%
Kao Corp.	117,600	2,982,525

Insurance 2.5%
Tokio Marine Holdings, Inc.	75,900	2,139,708

Pharmaceuticals, Biotechnology & Life Sciences 3.5%
Takeda Pharmaceutical Co., Ltd.	69,300	3,051,552

Technology Hardware & Equipment 3.5%
CANON, Inc.	65,700	3,038,969

Telecommunication Services 2.5%
KDDI Corp.	423	2,189,791

		18,296,357

Netherlands 1.9%

Media 1.9%
Reed Elsevier N.V.	136,684	1,658,773

Singapore 5.9%

Banks 4.2%
Oversea-Chinese Banking Corp., Ltd.	303,864	1,888,431
United Overseas Bank Ltd.	125,000	1,712,937

		3,601,368

Telecommunication Services 1.7%
Singapore Telecommunications Ltd.	645,000	1,459,020

		5,060,388

Spain 7.1%

Banks 1.7%
Banco Santander S.A.	107,644	1,427,790

Telecommunication Services 2.5%
Telefonica S.A.	92,913	2,201,528

See financial notes 21

 Laudus Mondrian International Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Utilities 2.9%
Iberdrola S.A.	297,871	2,522,271

		6,151,589

Switzerland 6.4%

Insurance 2.2%
Zurich Financial Services AG	7,468	1,915,493

Pharmaceuticals, Biotechnology & Life Sciences 4.2%
Novartis AG - Reg’d	66,411	3,592,431

		5,507,924

Taiwan 2.5%

Semiconductors & Semiconductor Equipment 2.5%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1,085,154	2,102,746

United Kingdom 20.4%

Energy 8.1%
BP plc	375,258	3,551,873
Royal Dutch Shell plc, Class A	118,448	3,425,326

		6,977,199

Food, Beverage & Tobacco 4.0%
Unilever plc	118,312	3,463,541

Insurance 1.8%
Aviva plc	260,588	1,522,317

Pharmaceuticals, Biotechnology & Life Sciences 3.9%
GlaxoSmithKline plc	176,667	3,391,079

Telecommunication Services 2.6%
Vodafone Group plc	979,001	2,264,347

		17,618,483

Total Common Stock (Cost $77,011,085)		83,988,654

Other Investment Company 2.2% of net assets

United States 2.2%
State Street Institutional Liquid Reserves Fund - Institutional Class	1,923,271	1,923,271

Total Other Investment Company (Cost $1,923,271)		1,923,271

End of Investments.

At 03/31/10, the tax basis cost of the fund’s investments was $79,299,004 and the unrealized appreciation and depreciation were $7,313,915 and ($700,994), respectively, with a net unrealized appreciation of $6,612,921.

At 03/31/10, the values of certain foreign securities held by the fund aggregating $82,772,793 were adjusted from their closing market values following the guidelines adopted by the fund’s Board of Trustees.

*	Non-income producing security.

Reg’d —	Registered
ADR —	American Depositary Receipt

22 See financial notes

 Laudus Mondrian International Equity Fund

Statement of
Assets and Liabilities
As of March 31, 2010.

Assets

Investments, at value (cost $78,934,356)		$85,911,925
Foreign currency, at value (cost $155,285)		155,035
Receivables:
Investments sold		80,461
Dividends		298,816
Fund shares sold		118,830
Foreign tax reclaims		35,316
Interest		137
Prepaid expenses	+	1,629

Total assets		86,602,149

Liabilities

Payables:
Investments bought		254,293
Investment adviser fees		5,251
Trustee’s retirement plan		596
Distribution and shareholder services fees		82
Accrued expenses	+	56,825

Total liabilities		317,047

Net Assets

Total assets		86,602,149
Total liabilities	−	317,047

Net assets		$86,285,102

Net Assets by Source
Capital received from investors		79,068,487
Net investment income not yet distributed		605,281
Net realized capital losses		(364,648)
Net unrealized capital gains		6,975,982

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV
Investor Shares	$403,089		53,603		$7.52
Select Shares	$457,590		60,758		$7.53
Institutional Shares	$85,424,423		11,326,849		$7.54

See financial notes 23

 Laudus Mondrian International Equity Fund

Statement of
Operations
For April 1, 2009 through March 31, 2010.

Investment Income

Dividends (net of foreign withholding taxes of $198,141)		$2,463,144
Interest	+	3,869

Total investment income		2,467,013

Expenses

Investment adviser fees		531,005
Professional fees		56,670
Accounting and administration fees		52,086
Transfer agent fees		45,777
Custodian fees		35,593
Registration fees		24,204
Trustees’ fees		11,345
Shareholder reports		4,257
Distribution and shareholder services fees (Investor Shares )		794
Sub-Accounting fees:
Investor Shares		437
Select Shares		258
Interest expense		75
Other expenses	+	11,548

Total expenses		774,049
Expense reduction by adviser	−	117,504

Net expenses	−	656,545

Net investment income		1,810,468

Realized and Unrealized Gains (Losses)

Net realized gains on investments		344,822
Net realized gains on foreign currency transactions	+	4,795

Net realized gains		349,617
Net unrealized gains on investments		12,348,761
Net unrealized losses on foreign currency translations	+	(3,013)

Net unrealized gains	+	12,345,748

Net realized and unrealized gains		12,695,365

Net increase in net assets resulting from operations		$14,505,833

24 See financial notes

 Laudus Mondrian International Equity Fund

Statements of
Changes in Net Assets
For the current and prior report periods.

Operations

4/1/09-3/31/10			6/17/08*-3/31/09
Net investment income		$1,810,468	$251,091
Net realized gains (losses)		349,617	(639,660)
Net unrealized gains (losses)	+	12,345,748	(5,369,766)

Increase (Decrease) in net assets from operations		14,505,833	(5,758,335)

Distributions to Shareholders

Distributions from net investment income
Investor Shares		7,398	591
Select Shares		7,351	1,300
Institutional Shares	+	1,335,069	173,024

Total distributions from net investment income		$1,349,818	$174,915

Distributions from net realized gains
Investor Shares		—	25
Select Shares		—	51
Institutional Shares	+	—	6,444

Total distributions from net realized gains		$—	$6,520

Total distributions		$1,349,818	$181,435

Transactions in Fund Shares

		4/1/09-3/31/10		6/17/08*-3/31/09
		SHARES	VALUE	SHARES	VALUE
Shares Sold
Investor Shares		51,524	$374,672	32,887	$227,554
Select Shares		50,770	362,976	38,195	329,781
Institutional Shares	+	9,108,053	62,739,667	3,424,157	24,406,571

Total shares sold		9,210,347	$63,477,315	3,495,239	$24,963,906

Shares Reinvested
Investor Shares		950	$7,197	92	$616
Select Shares		861	6,539	203	1,351
Institutional Shares	+	39,447	299,800	12,699	84,704

Total shares reinvested		41,258	$313,536	12,994	$86,671

Shares Redeemed
Investor Shares		(29,708)	($222,012)	(2,142)	($14,629)
Select Shares		(7,379)	(41,398)	(21,892)	(142,072)
Institutional Shares	+	(1,256,943)	(9,349,540)	(564)	(2,920)

Total shares redeemed		(1,294,030)	($9,612,950)	(24,598)	($159,621)

Net transactions in fund shares		7,957,575	$54,177,901	3,483,635	$24,890,956

Shares Outstanding and Net Assets

		4/1/09-3/31/10		6/17/08*-3/31/09
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		3,483,635	$18,951,186	—	$—
Total increase	+	7,957,575	67,333,916	3,483,635	18,951,186

End of period		11,441,210	$86,285,102	3,483,635	$18,951,186

Net investment income not yet distributed			$605,281		$117,444

*	Commencement of operations.

See financial notes 25

Laudus Mondrian Global Equity Fund

Financial Statements

Financial Highlights

	4/1/09–	6/17/08[1]–
Investor Shares	3/31/10	3/31/09

Per-Share Data ($)

Net asset value at beginning of period	5.68	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.17 [2]	0.17
Net realized and unrealized gains (losses)	2.38	(4.27)

Total from investment operations	2.55	(4.10)
Less distributions:
Distributions from net investment income	(0.18)	(0.22)

Net asset value at end of period	8.05	5.68

Total return (%)	44.94	(41.35)[3]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.39	1.40	[4]
Gross operating expenses	5.30	4.43	[4]
Net investment income (loss)	2.30	2.63	[4]
Portfolio turnover rate	22	14	[3]
Net assets, end of period ($ x 1,000)	80	34

	4/1/09–	6/17/08[1]–
Select Shares	3/31/10	3/31/09

Per-Share Data ($)

Net asset value at beginning of period	5.68	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.19 [2]	0.16
Net realized and unrealized gains (losses)	2.39	(4.25)

Total from investment operations	2.58	(4.09)
Less distributions:
Distributions from net investment income	(0.20)	(0.23)

Net asset value at end of period	8.06	5.68

Total return (%)	45.43	(41.27)[3]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.11	1.12	[4]
Gross operating expenses	5.13	4.27	[4]
Net investment income (loss)	2.59	2.89	[4]
Portfolio turnover rate	22	14	[3]
Net assets, end of period ($ x 1,000)	182	33

1 Commencement of operations.
2 Calculated based on the average shares outstanding during the period.
3 Not annualized.
4 Annualized.

26 See financial notes

 Laudus Mondrian Global Equity Fund

Financial Highlights continued

	4/1/09–	6/17/08[1]–
Institutional Shares	3/31/10	3/31/09

Per-Share Data ($)

Net asset value at beginning of period	5.68	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.20 [2]	0.16
Net realized and unrealized gains (losses)	2.38	(4.25)

Total from investment operations	2.58	(4.09)
Less distributions:
Distributions from net investment income	(0.20)	(0.23)

Net asset value at end of period	8.06	5.68

Total return (%)	45.49	(41.25)[3]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.03	1.05	[4]
Gross operating expenses	4.96	4.08	[4]
Net investment income (loss)	2.68	2.74	[4]
Portfolio turnover rate	22	14	[3]
Net assets, end of period ($ x 1,000)	4,132	2,840

1 Commencement of operations.
2 Calculated based on the average shares outstanding during the period.
3 Not annualized.
4 Annualized.

See financial notes 27

 Laudus Mondrian Global Equity Fund

Portfolio Holdings as of March 31, 2010

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the Fund’s website at www.laudus.com.

			Cost	Value
Holdings by Category			($)	($)

98.6%		Common Stock	4,902,098	4,330,965
1.7%		Other Investment Company	75,850	75,850

100.3%		Total Investments	4,977,948	4,406,815
(0	.3)%	Other Assets and Liabilities, Net		(13,456)

100.0%		Net Assets		4,393,359

	Number	Value
Security	of Shares	($)

Common Stock 98.6% of net assets

Australia 3.9%

Insurance 1.1%
QBE Insurance Group Ltd.	2,560	48,871

Materials 1.2%
Amcor Ltd.	9,273	54,343

Telecommunication Services 1.6%
Telstra Corp., Ltd.	24,896	68,263

		171,477

Canada 1.7%

Telecommunication Services 1.7%
BCE, Inc.	2,600	76,414

France 10.5%

Banks 2.0%
Societe Generale	1,427	89,558

Capital Goods 1.1%
Vinci S.A.	781	45,977

Energy 3.0%
Total S.A.	2,301	133,545

Food & Staples Retailing 2.6%
Carrefour S.A.	2,320	111,783

Telecommunication Services 1.8%
France Telecom S.A.	3,282	78,613

		459,476

Germany 4.0%

Telecommunication Services 1.9%
Deutsche Telekom AG - Reg’d	6,079	82,150

Utilities 2.1%
RWE AG	1,051	93,236

		175,386

Italy 1.2%

Banks 1.2%
UniCredit S.p.A. *	17,493	51,579

Japan 9.9%

Food & Staples Retailing 1.4%
Seven & i Holdings Co., Ltd.	2,600	62,897

Insurance 1.3%
Tokio Marine Holdings, Inc.	2,100	59,201

Materials 1.0%
Nitto Denko Corp.	1,100	42,716

Pharmaceuticals, Biotechnology & Life Sciences 3.1%
Astellas Pharma, Inc.	1,600	57,957
Takeda Pharmaceutical Co., Ltd.	1,800	79,261

		137,218

Technology Hardware & Equipment 2.2%
Canon, Inc.	2,100	97,136

Transportation 0.9%
West Japan Railway Co.	11	37,900

		437,068

Netherlands 2.6%

Diversified Financials 1.7%
ING Groep N.V. CVA *	7,488	74,188

Media 0.9%
Reed Elsevier N.V.	3,221	39,089

		113,277

Singapore 2.7%

Banks 0.9%
Oversea-Chinese Banking Corp., Ltd.	6,494	40,358

Capital Goods 0.6%
Singapore Technologies Engineering Ltd.	11,000	25,046

Telecommunication Services 1.2%
Singapore Telecommunications Ltd.	24,000	54,289

		119,693

Spain 3.1%

Telecommunication Services 0.9%
Telefonica S.A.	1,555	36,845

Utilities 2.2%
Iberdrola S.A.	11,585	98,098

		134,943

28 See financial notes

 Laudus Mondrian Global Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Switzerland 4.8%

Insurance 1.6%
Zurich Financial Services AG	277	71,049

Pharmaceuticals, Biotechnology & Life Sciences 3.2%
Novartis AG - Reg’d	2,552	138,047

		209,096

Taiwan 1.6%

Semiconductors & Semiconductor Equipment 1.6%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	37,184	72,053

United Kingdom 15.6%

Consumer Services 1.1%
Compass Group plc	6,191	49,424

Energy 5.9%
BP plc	15,112	143,037
Royal Dutch Shell plc, Class A	3,972	114,864

		257,901

Food, Beverage & Tobacco 2.6%
Unilever plc	3,918	114,698

Insurance 0.6%
Aviva plc	4,511	26,353

Pharmaceuticals, Biotechnology & Life Sciences 3.1%
GlaxoSmithKline plc	6,994	134,248

Telecommunication Services 2.3%
Vodafone Group plc	44,174	102,171

		684,795

United States 37.0%

Banks 1.2%
Wells Fargo & Co.	1,755	54,616

Capital Goods 4.5%
3M Co.	1,100	91,927
General Electric Co.	5,700	103,740

		195,667

Diversified Financials 1.6%
Bank of America Corp.	3,950	70,507

Energy 2.9%
Chevron Corp.	1,700	128,911

Food & Staples Retailing 2.0%
Wal-Mart Stores, Inc.	1,600	88,960

Food, Beverage & Tobacco 6.4%
ConAgra Foods, Inc.	3,800	95,266
General Mills, Inc.	1,000	70,790
H.J. Heinz Co.	2,500	114,025

		280,081

Materials 1.5%
Alcoa, Inc.	4,700	66,928

Media 1.2%
CBS Corp., Class B - Non Voting Shares	3,900	54,366

Pharmaceuticals, Biotechnology & Life Sciences 7.8%
Johnson & Johnson	1,700	110,840
Merck & Co., Inc.	3,200	119,520
Pfizer, Inc.	6,465	110,875

		341,235

Retailing 2.3%
Genuine Parts Co.	2,400	101,376

Software & Services 1.7%
Microsoft Corp.	2,500	73,175

Telecommunication Services 3.4%
AT&T, Inc.	2,900	74,936
Verizon Communications, Inc.	2,400	74,448

		149,384

Utilities 0.5%
Edison International	600	20,502

		1,625,708

Total Common Stock (Cost $4,902,098)		4,330,965

Other Investment Company 1.7% of net assets

United States 1.7%
State Street Institutional Liquid Reserves Fund - Institutional Class	75,850	75,850

Total Other Investment Company (Cost $75,850)		75,850

End of Investments.

At 03/31/10, the tax basis cost of the fund’s investments was $4,977,964 and the unrealized appreciation and depreciation were $166,045 and ($737,194), respectively, with a net unrealized depreciation of ($571,149).

At 03/31/10, the values of certain foreign securities held by the fund aggregating $2,628,843 were adjusted from their closing market values following the guidelines adopted by the fund’s Board of Trustees.

*	Non-income producing security.

CVA —	Dutch Certificate
Reg’d —	Registered
ADR —	American Depositary Receipt

See financial notes 29

 Laudus Mondrian Global Equity Fund

Statement of
Assets and Liabilities
As of March 31, 2010.

Assets

Investments, at value (cost $4,977,948)		$4,406,815
Foreign currency, at value (cost $12,175)		12,246
Receivables:
Investments sold		22,549
Dividends		13,735
Foreign tax reclaims		1,726
Fund shares sold		150
Interest		8
Prepaid expenses	+	106

Total assets		4,457,335

Liabilities

Payables:
Investments bought		20,688
Investment adviser fees		200
Trustee’s retirement plan		41
Trustees’ fees		17
Distribution and shareholder services fees		16
Accrued expenses	+	43,014

Total liabilities		63,976

Net Assets

Total assets		4,457,335
Total liabilities	−	63,976

Net assets		$4,393,359

Net Assets by Source
Capital received from investors		5,336,816
Net investment income not yet distributed		26,164
Net realized capital losses		(398,517)
Net unrealized capital losses		(571,104)

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV
Investor Shares	$79,537		9,883		$8.05
Select Shares	$182,082		22,590		$8.06
Institutional Shares	$4,131,740		512,648		$8.06

30 See financial notes

 Laudus Mondrian Global Equity Fund

Statement of
Operations
For April 1, 2009 through March 31, 2010.

Investment Income

Dividends (net of foreign withholding taxes of $8,672)		$146,383
Interest	+	173

Total investment income		146,556

Expenses

Investment adviser fees		33,617
Accounting and administration fees		51,038
Professional fees		48,767
Transfer agent fees		25,993
Registration fees		23,189
Trustees’ fees		6,719
Custodian fees		3,235
Sub-Accounting fees:
Investor Shares		87
Select Shares		114
Distribution and shareholder services fees (Investor Shares )		141
Shareholder reports		86
Interest expense		1
Other expenses	+	3,797

Total expenses		196,784
Expense reduction by adviser	−	155,764

Net expenses	−	41,020

Net investment income		105,536

Realized and Unrealized Gains (Losses)

Net realized losses on investments		(111,919)
Net realized gains on foreign currency transactions	+	928

Net realized losses		(110,991)
Net unrealized gains on investments		1,364,950
Net unrealized losses on foreign currency translations	+	(166)

Net unrealized gains	+	1,364,784

Net realized and unrealized gains		1,253,793

Net increase in net assets resulting from operations		$1,359,329

See financial notes 31

 Laudus Mondrian Global Equity Fund

Statements of
Changes in Net Assets
For the current and prior report periods.

Operations

4/1/09-3/31/10			6/17/08*-3/31/09
Net investment income		$105,536	$82,068
Net realized losses		(110,991)	(223,624)
Net unrealized gains (losses)	+	1,364,784	(1,935,888)

Increase (Decrease) in net assets from operations		1,359,329	(2,077,444)

Distributions to Shareholders

Distributions from net investment income
Investor Shares		1,454	918
Select Shares		4,347	1,239
Institutional Shares	+	100,300	117,100

Total distributions from net investment income		$106,101	$119,257

Transactions in Fund Shares

		4/1/09-3/31/10		6/17/08*-3/31/09
		SHARES	VALUE	SHARES	VALUE
Shares Sold
Investor Shares		5,771	$42,376	7,553	$60,839
Select Shares		16,313	100,000	5,549	51,715
Institutional Shares	+	—	—	500,003	5,000,030

Total shares sold		22,084	$142,376	513,105	$5,112,584

Shares Reinvested
Investor Shares		174	$1,379	111	$756
Select Shares		548	4,347	182	1,239
Institutional Shares	+	12,648	100,300	—	—

Total shares reinvested		13,370	$106,026	293	$1,995

Shares Redeemed
Investor Shares		(2,103)	($15,198)	(1,623)	($10,909)
Select Shares		—	—	(2)	(19)
Institutional Shares	+	—	—	(3)	(23)

Total shares redeemed		(2,103)	($15,198)	(1,628)	($10,951)

Net transactions in fund shares		33,351	$233,204	511,770	$5,103,628

Shares Outstanding and Net Assets

		4/1/09-3/31/10		6/17/08*-3/31/09
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		511,770	$2,906,927	—	$—
Total increase	+	33,351	1,486,432	511,770	2,906,927

End of period		545,121	$4,393,359	511,770	$2,906,927

Net investment income not yet distributed			$26,164		$25,801

*	Commencement of operations.

32 See financial notes

Laudus Mondrian Emerging Markets Fund

Financial Statements

Financial Highlights

	4/1/09–		4/1/08–	11/2/07[1]–
Investor Shares	3/31/10		3/31/09	3/31/08

Per-Share Data ($)

Net asset value at beginning of period	5.33		9.29	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.09	[2]	0.11	0.02
Net realized and unrealized gains (losses)	3.46		(4.01)	(0.72)

Total from investment operations	3.55		(3.90)	(0.70)
Less distributions:
Distributions from net investment income	(0.09)		(0.06)	(0.01)

Net asset value at end of period	8.79		5.33	9.29

Total return (%)	66.74		(42.02)	(6.98)[3]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.81	[4]	1.80	1.82	[5,6]
Gross operating expenses	2.08		2.46	2.79	[5]
Net investment income (loss)	1.17		1.54	0.89	[5]
Portfolio turnover rate	44		52	49	[3]
Net assets, end of period ($ x 1,000)	9,437		1,927	1,937

	4/1/09–		4/1/08–	11/2/07[1]–
Select Shares	3/31/10		3/31/09	3/31/08

Per-Share Data ($)

Net asset value at beginning of period	5.34		9.31	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.10	[2]	0.08	0.02
Net realized and unrealized gains (losses)	3.47		(3.97)	(0.70)

Total from investment operations	3.57		(3.89)	(0.68)
Less distributions:
Distributions from net investment income	(0.11)		(0.08)	(0.01)

Net asset value at end of period	8.80		5.34	9.31

Total return (%)	66.91		(41.82)	(6.75)[3]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.53	[7]	1.52	1.54	[5,8]
Gross operating expenses	1.78		2.23	2.74	[5]
Net investment income (loss)	1.17		1.70	0.69	[5]
Portfolio turnover rate	44		52	49	[3]
Net assets, end of period ($ x 1,000)	4,531		559	760

1 Commencement of operations.
2 Calculated based on the average shares outstanding during the period.
3 Not annualized.
4 The ratio of net operating expenses would have been 1.80% if certain non-routine expenses (proxy expense) had not been incurred.
5 Annualized.
6 The ratio of net operating expenses would have been 1.80%, if interest expense had not been included.
7 The ratio of net operating expenses would have been 1.52% if certain non-routine expenses (proxy expense) had not been incurred.
8 The ratio of net operating expenses would have been 1.52%, if interest expense had not been included.

See financial notes 33

 Laudus Mondrian Emerging Markets Fund

Financial Highlights continued

	4/1/09–		4/1/08–	11/2/07[1]–
Institutional Shares	3/31/10		3/31/09	3/31/08

Per-Share Data ($)

Net asset value at beginning of period	5.33		9.29	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.14	[2]	0.10	0.02
Net realized and unrealized gains (losses)	3.44		(3.98)	(0.71)

Total from investment operations	3.58		(3.88)	(0.69)
Less distributions:
Distributions from net investment income	(0.11)		(0.08)	(0.02)

Net asset value at end of period	8.80		5.33	9.29

Total return (%)	67.27		(41.78)	(6.94)[3]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.46	[4]	1.45	1.47	[5,6]
Gross operating expenses	1.70		2.13	2.62	[5]
Net investment income (loss)	1.79		1.94	0.59	[5]
Portfolio turnover rate	44		52	49	[3]
Net assets, end of period ($ x 1,000)	90,486		25,234	19,414

1 Commencement of operations.
2 Calculated based on the average shares outstanding during the period.
3 Not annualized.
4 The ratio of net operating expenses would have been 1.45% if certain non-routine expenses (proxy expense) had not been incurred.
5 Annualized.
6 The ratio of net operating expenses would have been 1.45%, if interest expense had not been included.

34 See financial notes

 Laudus Mondrian Emerging Markets Fund

Portfolio Holdings as of March 31, 2010

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the Fund’s website at www.laudus.com.

		Cost	Value
Holdings by Category		($)	($)

93.9%	Common Stock	86,654,058	98,047,464
3.3%	Preferred Stock	2,383,732	3,412,534
1.2%	Other Investment Company	1,270,832	1,270,832

98.4%	Total Investments	90,308,622	102,730,830
1.6%	Other Assets and Liabilities, Net		1,723,448

100.0%	Net Assets		104,454,278

	Number	Value
Security	of Shares	($)

Common Stock 93.9% of net assets

Brazil 11.3%

Materials 2.3%
Vale S.A. ADR	85,800	2,381,808

Software & Services 4.2%
Redecard S.A.	238,000	4,403,070

Transportation 2.6%
Companhia de Concessoes Rodoviarias	125,200	2,780,189

Utilities 2.2%
CPFL Energia S.A. ADR	37,100	2,260,874

		11,825,941

Chile 2.8%

Utilities 2.8%
Enersis S.A. ADR	145,400	2,906,546

China 20.3%

Banks 7.3%
China Construction Bank Corp., Class H	4,980,000	4,071,325
Industrial & Commercial Bank of China Ltd., Class H	4,691,000	3,568,812

		7,640,137

Capital Goods 1.8%
Beijing Enterprises Holdings Ltd.	270,000	1,875,451

Food, Beverage & Tobacco 2.5%
China Yurun Food Group Ltd.	871,000	2,658,428

Household & Personal Products 2.1%
Hengan International Group Co., Ltd.	288,500	2,150,687

Telecommunication Services 2.8%
China Mobile Ltd.	301,000	2,894,545

Transportation 3.8%
China Merchants Holdings International Co., Ltd.	542,000	1,991,445
China Shipping Development Co., Ltd., Class H	1,210,000	1,971,263

		3,962,708

		21,181,956

Columbia 2.3%

Banks 2.3%
Bancolombia S.A. ADR	53,600	2,447,376

Czech Republic 4.5%

Banks 2.6%
Komercni Banka A/S	13,492	2,744,714

Utilities 1.9%
CEZ A/S	41,030	1,944,091

		4,688,805

Egypt 0.2%

Telecommunication Services 0.2%
Telecom Egypt	70,074	216,897

India 6.7%

Banks 2.4%
Axis Bank Ltd.	96,487	2,515,454

Diversified Financials 2.1%
Rural Electrification Corp., Ltd. *	377,387	2,117,804

Telecommunication Services 2.2%
Bharti Airtel Ltd.	331,293	2,313,518

		6,946,776

Indonesia 2.6%

Utilities 2.6%
PT Perusahaan Gas Negara	5,886,500	2,743,342

Kazahkstan 2.2%

Energy 2.2%
KazMunaiGas Exploration Production GDR	91,270	2,251,631

Malaysia 2.2%

Telecommunication Services 2.2%
Maxis Berhad	1,383,500	2,264,834

See financial notes 35

 Laudus Mondrian Emerging Markets Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Philippines 2.3%

Telecommunication Services 2.3%
Philippine Long Distance Telephone Co. ADR	45,800	2,440,224

Poland 0.4%

Banks 0.4%
Bank Pekao S.A. *	6,689	388,906

Republic of Korea 5.6%

Banks 1.9%
KB Financial Group, Inc. *	35,297	1,699,924
KB Financial Group, Inc. ADR *	6,250	299,750

		1,999,674

Food, Beverage & Tobacco 3.7%
KT&G Corp.	68,789	3,805,452

		5,805,126

Russia 3.6%

Energy 3.6%
Gazprom ADR	82,150	1,928,061
LUKOIL ADR	32,000	1,814,400

		3,742,461

South Africa 6.8%

Diversified Financials 2.0%
African Bank Investments Ltd.	430,599	2,103,174

Energy 2.6%
Sasol	66,971	2,775,664

Food, Beverage & Tobacco 2.2%
Tiger Brands Ltd.	90,516	2,274,666

		7,153,504

Taiwan 12.3%

Banks 0.1%
Chinatrust Financial Holding Co., Ltd.	197,327	111,928

Semiconductors & Semiconductor Equipment 6.6%
MediaTek, Inc.	163,550	2,838,658
Taiwan Semiconductor Manufacturing Co., Ltd.	2,089,719	4,049,332

		6,887,990

Technology Hardware & Equipment 2.7%
Asustek Computer, Inc.	1,659,069	2,889,071

Telecommunication Services 2.9%
Chunghwa Telecom Co., Ltd. ADR	154,102	2,994,202

		12,883,191

Thailand 2.6%

Energy 2.6%
PTT PCL	334,300	2,708,724

Turkey 5.2%

Banks 0.1%
Turkiye Garanti Bankasi A/S	23,959	112,317

Energy 3.0%
Tupras-Turkiye Petrol Rafinerileri A/S	136,090	3,091,243

Telecommunication Services 2.1%
Turkcell Iletisim Hizmetleri A/S	371,331	2,247,664

		5,451,224

Total Common Stock (Cost $86,654,058)		98,047,464

Preferred Stock 3.3% of net assets

Brazil 1.8%

Banks 1.8%
Itausa - Investimentos Itau S.A.	276,144	1,891,323

Republic of Korea 1.5%

Automobiles & Components 1.5%
Hyundai Motor Co.	41,070	1,521,211

Total Preferred Stock (Cost $2,383,732)		3,412,534

Other Investment Company 1.2% of net assets

United States 1.2%
State Street Institutional Liquid Reserves Fund - Institutional Class	1,270,832	1,270,832

Total Other Investment Company (Cost $1,270,832)		1,270,832

End of Investments.

At 03/31/10, the tax basis cost of the fund’s investments was $93,171,827 and the unrealized appreciation and depreciation were $10,301,445 and ($742,442) respectively, with a net unrealized appreciation of $9,559,003.

At 03/31/10, the values of certain foreign securities held by the fund aggregating $65,686,986 were adjusted from their closing market values following the guidelines adopted by the fund’s Board of Trustees.

*	Non-income producing security.

ADR —	American Depositary Receipt
GDR —	Global Depositary Receipt

36 See financial notes

 Laudus Mondrian Emerging Markets Fund

Statement of
Assets and Liabilities
As of March 31, 2010.

Assets

Investments, at value (cost $90,308,622)		$102,730,830
Foreign currency, at value (cost $1,662,561)		1,666,744
Receivables:
Investments sold		725,381
Fund shares sold		680,842
Dividends		285,326
Foreign tax reclaims		249
Interest		204
Prepaid expenses	+	1,848

Total assets		106,091,424

Liabilities

Payables:
Investments bought		1,410,404
Fund shares redeemed		84,676
Investment adviser fees		7,358
Distribution and shareholder services fees		1,996
Trustees’ fees		490
Accrued expenses	+	132,222

Total liabilities		1,637,146

Net Assets

Total assets		106,091,424
Total liabilities	−	1,637,146

Net assets		$104,454,278

Net Assets by Source
Capital received from investors		98,423,997
Net investment income not yet distributed		81,040
Net realized capital losses		(6,418,086)
Net unrealized capital gains		12,367,327

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV
Investor Shares	$9,436,843		1,073,961		$8.79
Select Shares	$4,531,279		514,849		$8.80
Institutional Shares	$90,486,156		10,285,636		$8.80

See financial notes 37

 Laudus Mondrian Emerging Markets Fund

Statement of
Operations
For April 1, 2009 through March 31, 2010.

Investment Income

Dividends (net of foreign withholding taxes of $218,074)		$2,158,001
Interest	+	5,174

Total investment income		2,163,175

Expenses

Investment adviser fees		810,598
Custodian fees		104,238
Professional fees		57,670
Accounting and administration fees		49,162
Registration fees		36,300
Transfer agent fees		31,096
Distribution and shareholder services fees (Investor Shares )		17,403
Shareholder reports		11,817
Trustees’ fees		11,678
Sub-Accounting fees:
Investor Shares		9,634
Select Shares		1,933
Interest expense		291
Other expenses	+	33,925

Total expenses		1,175,745
Expense reduction by adviser	−	166,130
Custody credits	−	7

Net expenses	−	1,009,608

Net investment income		1,153,567

Realized and Unrealized Gains (Losses)

Net realized gains on investments		140,958
Net realized losses on foreign currency transactions	+	(63,289)

Net realized gains		77,669
Net unrealized gains on investments		23,736,499
Net unrealized gains on foreign currency translations	+	6,897

Net unrealized gains	+	23,743,396

Net realized and unrealized gains		23,821,065

Net increase in net assets resulting from operations		$24,974,632

38 See financial notes

 Laudus Mondrian Emerging Markets Fund

Statements of
Changes in Net Assets
For the current and prior report periods.

Operations

4/1/09-3/31/10			4/1/08-3/31/09
Net investment income		$1,153,567	$503,769
Net realized gains (losses)		77,669	(5,856,065)
Net unrealized gains (losses)	+	23,743,396	(11,236,403)

Increase (Decrease) in net assets from operations		24,974,632	(16,588,699)

Distributions to Shareholders

Distributions from net investment income
Investor Shares		99,099	27,359
Select Shares		45,364	14,482
Institutional Shares	+	924,199	331,693

Total distributions from net investment income		$1,068,662	$373,534

Transactions in Fund Shares

		4/1/09-3/31/10		4/1/08-3/31/09
		SHARES	VALUE	SHARES	VALUE
Shares Sold
Investor Shares		1,152,477	$8,887,479	613,995	$4,874,466
Select Shares		602,229	4,964,897	256,716	1,613,030
Institutional Shares	+	6,024,244	47,508,182	3,669,648	25,898,356

Total shares sold		7,778,950	$61,360,558	4,540,359	$32,385,852

Shares Reinvested
Investor Shares		9,692	$81,609	4,795	$26,132
Select Shares		4,950	41,731	2,510	13,678
Institutional Shares	+	5,603	47,231	35,677	194,084

Total shares reinvested		20,245	$170,571	42,982	$233,894

Shares Redeemed
Investor Shares		(449,546)	($3,638,090)	(465,969)	($2,619,733)
Select Shares		(197,123)	(1,576,529)	(236,046)	(1,396,739)
Institutional Shares	+	(476,176)	(3,489,305)	(1,062,185)	(6,030,105)

Total shares redeemed		(1,122,845)	($8,703,924)	(1,764,200)	($10,046,577)

Net transactions in fund shares		6,676,350	$52,827,205	2,819,141	$22,573,169

Shares Outstanding and Net Assets

		4/1/09-3/31/10		4/1/08-3/31/09
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		5,198,096	$27,721,103	2,378,955	$22,110,167
Total increase	+	6,676,350	76,733,175	2,819,141	5,610,936

End of period		11,874,446	$104,454,278	5,198,096	$27,721,103

Net investment income not yet distributed			$81,040		$59,424

See financial notes 39

Laudus Mondrian International Fixed Income Fund

Financial Statements

Financial Highlights

	4/1/09–	4/1/08–	11/2/07[2]–
	3/31/10[1]	3/31/09	3/31/08

Per-Share Data ($)

Net asset value at beginning of period	10.32	11.29	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.26	0.27	0.07
Net realized and unrealized gains (losses)	1.06	(0.86)	1.27

Total from investment operations	1.32	(0.59)	1.34
Less distributions:
Distributions from net investment income	(0.42)	(0.38)	(0.05)
Distributions from net realized gains	(0.02)	—	—

Total distributions	(0.44)	(0.38)	(0.05)

Net asset value at end of period	11.20	10.32	11.29

Total return (%)	12.85	(5.40)	13.42	[3]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.76 [4]	0.75	0.75	[5]
Gross operating expenses	0.79	0.87	1.23	[5]
Net investment income (loss)	2.42	2.24	1.98	[5]
Portfolio turnover rate	67	92	1	[3]
Net assets, end of period ($ x 1,000)	279,274	64,562	52,214

1 Effective July 27, 2009, all outstanding Investor Shares and Select Shares were converted into Institutional Shares. The figures in the Financial Highlights reflect only the remaining share class.
2 Commencement of operations.
3 Not annualized.
4 The ratio of net operating expenses would have been 0.75% if certain non-routine expenses (proxy expense) had not been incurred.
5 Annualized.

40 See financial notes

 Laudus Mondrian International Fixed Income Fund

Portfolio Holdings as of March 31, 2010

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the Fund’s website at www.laudus.com.

For fixed rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued) and the maturity date shown is the stated legal maturity. For variable-rate obligations, the rate shown is the rate as of the report date, and the maturity date shown is the next interest rate change date.

		Cost	Value
Holdings by Category		($)	($)

58.5%	Government Bonds	163,764,350	163,513,229
11.7%	Government Agency Obligations	31,993,765	32,633,469
7.5%	Corporate Bonds	21,561,779	20,815,747
2.8%	Securitized	7,633,434	7,927,206
16.2%	Supranational	45,150,763	45,272,195
1.4%	Other Investment Company	3,783,574	3,783,574

98.1%	Total Investments	273,887,665	273,945,420
1.9%	Other Assets and Liabilities, Net		5,328,316

100.0%	Net Assets		279,273,736

Security	Face Amount	Value
Rate, Maturity Date	(local currency)	($)

Government Bonds 58.5% of net assets

Australia 10.1%
Australia Government Bond
6.50%, 05/15/13 (AUD)	4,300,000	4,084,278
6.00%, 02/15/17 (AUD)	2,700,000	2,528,447
5.25%, 03/15/19 (AUD)	12,000,000	10,663,927
5.75%, 05/15/21 (AUD)	12,000,000	10,979,647

		28,256,299

Austria 4.1%
Austria Government Bond
3.50%, 07/15/15 (EUR)	2,200,000	3,121,346
6.25%, 07/15/27 (EUR)	4,800,000	8,329,191

		11,450,537

Belgium 4.7%
Belgium Government Bond
4.25%, 09/28/13 (EUR)	3,900,000	5,717,790
5.50%, 09/28/17 (EUR)	3,300,000	5,198,655
5.50%, 03/28/28 (EUR)	1,350,000	2,173,815

		13,090,260

Finland 4.3%
Finland Government Bond
5.38%, 07/04/13 (EUR)	8,000,000	12,091,542

France 4.3%
France Government Bond OAT
4.00%, 04/25/14 (EUR)	4,800,000	6,994,595
5.75%, 10/25/32 (EUR)	3,000,000	5,119,110

		12,113,705

Germany 1.0%
Bundesrepublik Deutschland
4.75%, 07/04/34 (EUR)	1,800,000	2,768,741

Greece 1.7%
Hellenic Republic Government Bond
4.50%, 05/20/14 (EUR)	1,900,000	2,419,909
4.60%, 07/20/18 (EUR)	2,000,000	2,399,079

		4,818,988

Ireland 3.1%
Ireland Government Bond
4.00%, 01/15/14 (EUR)	1,900,000	2,676,615
4.50%, 10/18/18 (EUR)	4,300,000	5,977,274

		8,653,889

Italy 6.8%
Italy Government International Bond
2.75%, 06/15/10 (EUR)	2,200,000	2,984,654
4.75%, 02/01/13 (EUR)	2,400,000	3,504,757
4.25%, 08/01/14 (EUR)	3,600,000	5,229,172
4.50%, 02/01/18 (EUR)	1,400,000	2,038,566
4.00%, 02/01/37 (EUR)	1,400,000	1,707,059
Republic of Italy
5.50%, 12/15/14 (JPY)	275,000,000	3,447,889

		18,912,097

Japan 7.3%
Japan Government Ten Year Bond
1.10%, 09/20/12 (JPY)	540,000,000	5,900,255
0.90%, 06/20/13 (JPY)	155,000,000	1,689,215
1.60%, 09/20/13 (JPY)	550,000,000	6,138,339
2.00%, 03/20/16 (JPY)	510,000,000	5,863,025
Japan Government Thirty Year Bond
2.40%, 12/20/34 (JPY)	65,000,000	714,105

		20,304,939

Netherlands 3.2%
Netherlands Government Bond
4.25%, 07/15/13 (EUR)	6,100,000	8,945,937

See financial notes 41

 Laudus Mondrian International Fixed Income Fund

Portfolio Holdings continued

Security	Face Amount	Value
Rate, Maturity Date	(local currency)	($)

Poland 4.0%
Poland Government Bond
5.25%, 04/25/13 (PLN)	2,600,000	927,771
5.00%, 10/24/13 (PLN)	3,300,000	1,164,291
6.25%, 10/24/15 (PLN)	5,800,000	2,139,862
5.50%, 10/25/19 (PLN)	3,700,000	1,298,320
5.75%, 09/23/22 (PLN)	16,300,000	5,766,860

		11,297,104

Slovenia 3.9%
Slovenia Government Bond
4.38%, 02/06/19 (EUR)	7,600,000	10,809,191

Total Government Bonds (Cost $163,764,350)		163,513,229

Government Agency Obligations 11.7% of net assets

Germany 2.5%
Bayerische Landesbank
1.40%, 04/22/13 (JPY)	400,000,000	4,332,031
Kreditanstalt fuer Wiederaufbau
2.05%, 02/16/26 (JPY)	250,000,000	2,695,216

		7,027,247

Japan 4.1%
Development Bank of Japan
1.75%, 03/17/17 (JPY)	550,000,000	6,178,190
Japan Finance Org. for Municipal Enterprises
1.55%, 02/21/12 (JPY)	350,000,000	3,829,046
1.35%, 11/26/13 (JPY)	120,000,000	1,326,577

		11,333,813

Netherlands 0.8%
Bank Nederlandse Gemeenten
1.85%, 11/07/16 (JPY)	200,000,000	2,224,944

Spain 4.3%
Instituto de Credito Oficial
1.50%, 09/20/12 (JPY)	1,100,000,000	12,047,465

Total Government Agency Obligations (Cost $31,993,765)		32,633,469

Corporate Bonds 7.5% of net assets

Netherlands 0.3%
ING Bank N.V.
6.13%, 05/29/10 (EUR) (a)(b)	490,000	724,758

Norway 3.8%
Eksportfinans ASA
1.80%, 06/21/10 (JPY)	555,000,000	5,949,191
1.60%, 03/20/14 (JPY)	410,000,000	4,525,253

		10,474,444

United Kingdom 3.3%
HSBC Holdings plc
6.25%, 03/19/18 (EUR)	500,000	766,138
Lloyds TSB Bank plc
5.63%, 03/05/13 (EUR) (a)(b)	1,200,000	1,617,145
Royal Bank of Scotland plc
5.38%, 09/30/19 (EUR)	1,830,000	2,469,913
SL Finance plc
6.38%, 07/12/10 (EUR) (a)(b)	2,200,000	3,047,203
Standard Chartered Bank
5.88%, 09/26/17 (EUR)	900,000	1,326,312

		9,226,711

United States 0.1%
Zurich Finance (USA), Inc.
4.50%, 06/15/10 (EUR) (a)(b)	280,000	389,834

Total Corporate Bonds (Cost $21,561,779)		20,815,747

Securitized 2.8% of net assets

France 2.5%
Dexia Municipal Agency
1.55%, 10/31/13 (JPY)	640,000,000	6,898,350

Ireland 0.3%
Depfa ACS Bank
1.65%, 12/20/16 (JPY)	110,000,000	1,028,856

Total Securitized (Cost $7,633,434)		7,927,206

Supranational 16.2% of net assets
Asian Development Bank
2.35%, 06/21/27 (JPY)	990,000,000	10,991,774
European Investment Bank
1.40%, 06/20/17 (JPY)	615,000,000	6,755,639
1.90%, 01/26/26 (JPY)	500,000,000	5,199,904
Inter-American Development Bank
6.00%, 05/25/16 (AUD)	11,000,000	9,981,581
Nordic Investment Bank
1.70%, 04/27/17 (JPY)	1,100,000,000	12,343,297

Total Supranational (Cost $45,150,763)		45,272,195

42 See financial notes

 Laudus Mondrian International Fixed Income Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Other Investment Company 1.4% of net assets

United States 1.4%
State Street Institutional Liquid Reserves Fund - Institutional Class (USD)	3,783,574	3,783,574

Total Other Investment Company (Cost $3,783,574)		3,783,574

End of Investments.

At 03/31/10 the tax basis cost of the fund’s investments was $273,986,821, and the unrealized appreciation and depreciation were $5,856,370 and ($5,897,771), respectively, with a net depreciation of ($41,401).

(a)	Variable-rate security.
(b)	Callable security.

AUD —	Australian Dollar
EUR —	euro Currency
JPY —	Japanese Yen
PLN —	Polish Zloty
USD —	U.S. Dollar

In addition to the above, the fund held the following at 03/31/10:

		Amount of		Amount of
	Currency to be	Currency to be	Currency to be	Currency to be	Unrealized
Expiration Date	Received	Received	Delivered	Delivered	Gains / Losses

Forward Foreign Currency Contract

04/30/2010	GBP	24,140,000	EUR	27,564,889	(604,393)

See financial notes 43

 Laudus Mondrian International Fixed Income Fund

Statement of
Assets and Liabilities
As of March 31, 2010.

Assets

Investments, at value (cost $273,887,665)		$273,945,420
Foreign currency, at value (cost $135,570)		135,370
Receivables:
Interest		3,959,346
Fund shares sold		2,104,995
Prepaid expenses	+	4,363

Total assets		280,149,494

Liabilities

Payables:
Fund shares redeemed		136,243
Investment adviser fees		10,788
Trustee’s retirement plan		1,237
Trustees’ fees		28
Unrealized losses on forward foreign currency contracts		604,393
Accrued expenses	+	123,069

Total liabilities		875,758

Net Assets

Total assets		280,149,494
Total liabilities	−	875,758

Net assets		$279,273,736

Net Assets by Source
Capital received from investors		277,905,979
Net investment income not yet distributed		1,827,371
Net realized capital gains		200,339
Net unrealized capital losses		(659,953)

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$279,273,736		24,943,932		$11.20

44 See financial notes

 Laudus Mondrian International Fixed Income Fund

Statement of
Operations
For April 1, 2009 through March 31, 2010.

Investment Income

Interest		$6,117,281

Expenses

Investment adviser fees		1,151,594
Professional fees		73,882
Custodian fees		72,714
Accounting and administration fees		50,471
Registration fees		46,761
Shareholder reports		43,805
Transfer agent fees		30,198
Trustees’ fees		21,432
Interest expense		799
Other expenses	+	48,002

Total expenses		1,539,658
Expense reduction by adviser	−	79,404
Custody credits	−	1

Net expenses	−	1,460,253

Net investment income		4,657,028

Realized and Unrealized Gains (Losses)

Net realized gains on investments		2,620,409
Net realized gains on foreign currency transactions	+	1,466,692

Net realized gains		4,087,101
Net unrealized gains on investments		4,588,115
Net unrealized losses on foreign currency translations	+	(655,813)

Net unrealized gains	+	3,932,302

Net realized and unrealized gains		8,019,403

Net increase in net assets resulting from operations		$12,676,431

See financial notes 45

 Laudus Mondrian International Fixed Income Fund

Statements of
Changes in Net Assets
For the current and prior report periods.

Operations

4/1/09-3/31/10			4/1/08-3/31/09
Net investment income		$4,657,028	$2,104,328
Net realized gains		4,087,101	2,224,735
Net unrealized gains (losses)	+	3,932,302	(10,540,784)

Increase (Decrease) in net assets from operations		12,676,431	(6,211,721)

Distributions to Shareholders[1]

Distributions from net investment income
Investor Shares		296,594	695,407
Select Shares		379,959	797,217
Institutional Shares	+	6,527,952	1,848,694

Total distributions from net investment income		$7,204,505	$3,341,318

Distributions from net realized gains	+	535,755	—

Total distributions		$7,740,260	$3,341,318

Transactions in Fund Shares1

		4/1/09-3/31/10		4/1/08-3/31/09
		SHARES	VALUE	SHARES	VALUE
Shares Sold
Investor Shares		157,853	$1,716,559	1,307,895	$14,146,538
Select Shares		488,763	5,339,839	1,372,544	14,711,236
Institutional Shares	+	22,417,931	255,065,619	4,716,167	49,917,667

Total shares sold		23,064,547	$262,122,017	7,396,606	$78,775,441

Shares Reinvested
Investor Shares		24,202	$263,794	58,064	$636,596
Select Shares		29,472	321,250	62,740	686,296
Institutional Shares	+	320,127	3,656,459	119,135	1,302,489

Total shares reinvested		373,801	$4,241,503	239,939	$2,625,381

Shares Redeemed
Investor Shares		(2,128,989)	($23,661,558)	(850,555)	($8,879,908)
Select Shares		(2,847,078)	(31,627,976)	(885,184)	(9,266,453)
Institutional Shares	+	(4,052,269)	(45,433,721)	(3,202,902)	(33,443,875)

Total shares redeemed		(9,028,336)	($100,723,255)	(4,938,641)	($51,590,236)

Net transactions in fund shares		14,410,012	$165,640,265	2,697,904	$29,810,586

Shares Outstanding and Net Assets

		4/1/09-3/31/10		4/1/08-3/31/09
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		10,533,920	$108,697,300	7,836,016	$88,439,753
Total increase	+	14,410,012	170,576,436	2,697,904	20,257,547

End of period		24,943,932	$279,273,736	10,533,920	$108,697,300

Net investment income not yet distributed			$1,827,371		$1,015,851

[1]	Effective July 27, 2009, all outstanding Investor Shares (1,996,021 shares valued at $22,234,870) and Select Shares (2,638,198 shares valued at $29,374,492) were converted into Institutional Shares.

46 See financial notes

 Laudus Mondrian Funds

Financial Notes

1. Business Structure of the Funds:

Each of the Laudus Mondrian Funds in this report is a series of Laudus Trust, (the “Trust”), an open-end management investment company. The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the Funds in the Trust including the Funds discussed in this report, which are highlighted (individually each such highlighted portfolio, a “Fund” and collectively, the “Funds”):

Laudus Rosenberg U.S. Large Capitalization Fund Laudus Rosenberg U.S. Discovery Fund Laudus Rosenberg International Discovery Fund Laudus Rosenberg International Small Capitalization Fund	Laudus Mondrian International Equity Fund
Laudus Mondrian Global Equity Fund
Laudus Mondrian Emerging Markets Fund
Laudus Mondrian International Fixed Income Fund
Laudus Growth Investors U.S. Large Capitalization
Growth Fund

The Laudus Mondrian Emerging Markets Fund and the Laudus Mondrian International Fixed Income Fund commenced operations on November 2, 2007. The Laudus Mondrian International Equity Fund and the Laudus Mondrian Global Equity Fund commenced operations on June 17, 2008.

Each Fund except, Laudus Mondrian International Fixed Income Fund, offers three share classes: Investor Shares, Select Shares and Institutional Shares. Effective July 27, 2009, all outstanding Investor Shares and Select Shares of the Laudus Mondrian International Fixed Income Fund were converted into Institutional Shares and the Fund no longer offers separate share classes. Immediately after and as a result of the conversion, each shareholder of the Investor Shares and Select Shares became an owner of Institutional Shares of the Fund.

Each class of shares generally has identical rights and preferences, except that each class is subject to different eligibility conditions, bears different distribution and sub-transfer agent expenses, and separate voting rights on matters pertaining solely to that class of shares.

Each Fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each Fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the Funds use in their preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Security Valuation:

The Funds value the securities in their portfolios every business day. The Funds use the following policies to value various types of securities:

•	Securities traded on an exchange or over-the-counter: valued at the closing value for the day, or, on days when no closing value has been reported, halfway between the most recent bid and asked quotes. Securities that are primarily traded on foreign exchanges are valued at the closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the valuation date exchange rate.

•	Securities for which no quoted value is available: The Board of Trustees has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, the fund may fair value a security when a security is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Board of Trustees regularly reviews fair value determinations made by the fund pursuant to the procedures.

•	Bonds and notes: valued at halfway between the most recent bid and asked quotes or, if such quotes are unavailable, at prices for securities of comparable maturity, credit quality and type. Valuations for bonds and notes are provided by an independent bond-pricing service.

 Laudus Mondrian Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

•	International fair valuation: The Board of Trustees has adopted procedures to fair value foreign securities that trade in markets that close prior to when the fund values their holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, each fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a fund’s portfolio holdings and the net asset value of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of a fund and that of its index or benchmark. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board of Trustees regularly reviews fair value determinations made by the fund pursuant to these procedures.

•	Futures and Forwards Contracts: valued at their settlement prices as of the close of their exchanges (for futures) or at a value based on that day’s exchange rates (for forwards).

•	Short-term securities (60 days or less to maturity): valued at amortized cost, which approximates market value.

•	Underlying Funds: valued at their respective net asset values as determined by the underlying Fund in accordance with the 1940 Act for a given day.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements).

The Funds adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for the asset or liability have significantly decreased and identifying transactions that are not orderly. Accordingly, if the Fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The guidance establishes three levels of the fair value hierarchy as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. The Funds do not adjust the quoted price for such investments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted prices.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the Funds value their holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board of Trustees has approved a vendor that would calculate fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

 Laudus Mondrian Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the Funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ investments as of March 31, 2010:

Laudus Mondrian International Equity Fund

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total*

Common Stock(a)	$—	$82,772,793	$—	$82,772,793
Hong Kong(a)	1,215,861	—	—	1,215,861
Other Investment Company	1,923,271	—	—	1,923,271

Total	$3,139,132	$82,772,793	$—	$85,911,925

*	The fund had no Other Financial Instruments.
(a)	As categorized in Portfolio Holdings.

Laudus Mondrian Global Equity Fund

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total*

Common Stock(a)	$—	$2,628,843	$—	$2,628,843
Canada(a)
Telecommunication Services	76,414	—	—	76,414
United States(a)	1,625,708			1,625,708
Other Investment Company	75,850	—	—	75,850

Total	$1,777,972	$2,628,843	$—	$4,406,815

*	The fund had no Other Financial Investments.
(a)	As categorized in Portfolio Holdings.

 Laudus Mondrian Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

Laudus Mondrian Emerging Markets Fund

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total*

Common Stock(a)	$—	$48,771,410	$—	$48,771,410
Brazil(a)	11,825,941	—	—	11,825,941
Chile(a)	2,906,546	—	—	2,906,546
Columbia(a)	2,447,376	—	—	2,447,376
Kazahkstan(a)	2,251,631	—	—	2,251,631
Malaysia(a)	2,264,834	—	—	2,264,834
Philippines(a)	2,440,224	—	—	2,440,224
Republic of Korea(a)	—	3,805,452	—	3,805,452
Banks	299,750	1,699,924	—	1,999,674
Russia(a)	3,742,461	—	—	3,742,461
Taiwan(a)	—	9,888,989	—	9,888,989
Telecommunication Services	2,994,202	—	—	2,994,202
Thailand(a)	2,708,724	—	—	2,708,724
Preferred Stock
Brazil(a)	1,891,323	—	—	1,891,323
Republic of Korea(a)	—	1,521,211	—	1,521,211
Other Investment Company	1,270,832	—	—	1,270,832

Total	$37,043,844	$65,686,986	$—	$102,730,830

*	The fund had no Other Financial Instruments.
(a)	As categorized in Portfolio Investments.

Laudus Mondrian International Fixed Income Fund

Assets Valuation Input

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Government Bonds(a)	$—	$163,513,229	$—	$163,513,229
Government Agency Obligations(a)	—	32,633,469	—	32,633,469
Corporate Bonds(a)	—	20,815,747	—	20,815,747
Securitized(a)	—	7,927,206	—	7,927,206
Supranational(a)	—	45,272,195	—	45,272,195
Other Investment Company	3,783,574	—	—	3,783,574

Total	$3,783,574	$270,161,846	$—	$273,945,420

 Laudus Mondrian Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

Liabilities Valuation Input

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Other Financial Instruments*
Forward Foreign Currency Contracts	$(604,393)	$—	$—	$(604,393)

*	Forward Foreign Currency contracts are not included in Investments and are valued at unrealized appreciation or depreciation.
(a)	As categorized in Portfolio Holdings.

(b) Portfolio Investments:

Delayed-Delivery: The Funds may buy securities on a delayed-delivery basis. In these transactions, a Fund agrees to buy a security for a stated price, with settlement generally occurring within two weeks. If the security’s value falls before settlement occurs, the Fund could end up paying more for the security than its market value at the time of settlement. The Funds have set aside sufficient securities as collateral for those securities bought on a delayed-delivery basis.

Derivatives: The Funds may invest in futures contracts to reduce the effects of uninvested cash on performance or for other reasons. Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date.

Because futures contracts carry inherent risks, a Fund must give the broker a deposit of cash and/or securities (the “initial margin”) whenever it enters into the futures contract. The amount of the deposit may vary from one contract to another, but it is generally a percentage of the contract amount. Subsequent payments (“variation margin”) are made or received by a Fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses until the contract is closed, at which time the gains and losses are realized. Futures are traded publicly on exchanges, and their market value changes daily.

The Funds may invest in forward currency contracts in connection with the purchase and sale of portfolio securities to minimize the uncertainty of changes in future foreign currency exchange rates. “Forwards”, as they are known, are contracts to buy and sell a currency at a set price on a future date. Forwards are similar to futures except that they are not publicly traded, but are agreements directly between two parties. The accounting for Forwards is treated similar to that of futures contracts in that gains and losses are accounted for as unrealized gains or losses until the contract settles and such amounts are accounted for as realized.

Repurchase Agreements: The Funds may enter into repurchase agreements. In a repurchase agreement, a Fund buys a security from another party (usually a financial institution) with the agreement that it be sold back in the future. The date, price and other conditions are all specified when the agreement is created.

The Funds’ repurchase agreements are fully collateralized by cash, U.S. government securities, U.S. government agency securities or other securities. All collateral is held by the Funds’ custodian (or, with tri-party agreements, the agent’s bank) and is monitored daily to ensure that its market value is at least equal to the repurchase price under the agreement.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.

Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency

 Laudus Mondrian Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

exchange rates from the fluctuation in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Gains realized by the Funds on the sale of securities in certain foreign countries are subject to non-U.S. taxes. The Funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

When a Fund closes out a futures or forwards position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly. A Fund records the daily change in market value of futures, and also the change in the amount of margin deposit required (“due to/from broker”).

(d) Investment Income:

Interest income is recorded as it accrues. If a Fund buys a debt security at a discount (less than face value) or a premium (more than face value), it amortizes the discount or premium from the current date up to maturity. The Fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. If the security is callable (meaning that the issuer has the option to pay it off before its maturity date), then the Fund amortizes the premium to the security’s call date and price, rather than the maturity date and price. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the Funds record certain foreign security dividends on the day they learn of the ex-dividend date.

Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.

(e) Expenses:

Expenses that are specific to a Fund are charged directly to the Fund. Expenses that are common to all Funds within the Trust generally are allocated among the Funds in proportion to their average daily net assets.

For Funds offering multiple share classes, the net investment income, other than class specific expenses, and the realized and unrealized gains or losses, are allocated daily to each class in proportion to their average daily net assets.

(f) Distributions to Shareholders:

The Funds make distributions from net investment income and net realized capital gains, if any, once a year with the exception of Laudus Mondrian International Fixed Income Fund which pays quarterly dividends.

(g) Custody Credit:

Certain Funds have an arrangement with their custodian bank, State Street Bank and Trust Company, under which the Funds receive a credit for their uninvested cash balance to offset their custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the Funds’ operating expenses.

(h) Accounting Estimates:

The accounting policies described in this report conform to accounting principles generally accepted in the United States of America. Notwithstanding this, shareholders should understand that in order to follow these principles, Fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates.

(i) Federal Income Taxes:

The Funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the Funds distribute substantially all of their net investment income and realized net capital gains, if any, to their respective shareholders each year. As long as a Fund meets the tax requirements, it is not required to pay federal income tax.

 Laudus Mondrian Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

(j) Indemnification:

Under the Funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

3. Risk factors:

Investing in the Funds may involve certain risks, as described in the Funds’ prospectus, including, but not limited to, those described below:

The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

Stocks of large-size companies tend to go in and out of favor based on market and economic conditions. As a result, during a period when these stocks fall behind other types of investments — bonds or stocks of mid- or small-size companies, for instance — the Fund’s performance also will lag those investments.

A Fund may also be subject to additional risk because it invests primarily in the stocks of companies with small and mid-sized market capitalizations, which tend to be less liquid and more volatile than stocks of companies with larger market capitalizations. These companies may also have limited product lines, markets or financial resources or may depend on a few key employees. In addition, small and mid cap stocks tend to go in and out of favor based on market and economic conditions. As a result, during a period when these stocks fall behind other types of investments — bonds or stocks of large-size companies, for instance — the Fund’s performance also will lag those investments.

Investments in securities of foreign issuers involve certain risks that are more significant than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and at times more volatile than securities of comparable U.S. companies. A Fund with foreign investments may also experience more rapid or extreme changes in value than a Fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.

Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements, unreliable securities valuation and greater risk associated with the custody of securities. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Bond prices generally fall when interest rates rise. Bonds with longer maturities tend to be more sensitive to this risk. Fund performance also could be affected if an issuer or guarantor of a bond held by the Fund fails to make timely principal or interest payments or otherwise honor its obligations. Lower-quality bonds are considered speculative with respect to its issuer’s ability to make timely payments or otherwise honor its obligations. In addition, prices of lower-quality bonds tend to be more volatile than those of investment-grade bonds, and may fall based on bad news about the issuer, an industry or the overall economy.

 Laudus Mondrian Funds

Financial Notes (continued)

3. Risk factors (continued):

Also, bonds of foreign issuers may be more volatile than those of comparable bonds from U.S. issuers, for reasons ranging from limited issuer information to the risk of political upheaval.

Please refer to the Funds’ prospectus for a more complete description of the principal risks of investing in the Funds.

A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause a fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on a Fund.

4. Affiliates and Affiliated Transactions:

The Trust’s Board of Trustees oversees the general conduct of the Trust and the Funds.

Charles Schwab Investment Management, Inc. (“CSIM” or the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each Fund’s investment adviser pursuant to an Investment Advisory and Sub-Advisory Agreement (“Advisory Agreement”) between it and the Trust. Mondrian Investment Partners Limited (“Mondrian”), the Funds’ sub-adviser, provides day-to-day portfolio management services to the Funds, subject to the supervision of CSIM.

For its advisory services to each Fund, CSIM is entitled to receive an annual fee, payable monthly, based on the Funds’ average daily net assets described as follows.

	First $1 billion	Over $1 billion

Laudus Mondrian International Equity Fund	0.85%	0.80%
Laudus Mondrian Global Equity Fund	0.85%	0.80%
Laudus Mondrian Emerging Markets Fund	1.20%	1.15%
Laudus Mondrian International Fixed Income Fund	0.60%	0.60%

CSIM (not the Funds) pays a portion of the management fees it receives to Mondrian in return for its services.

CSIM has contractually agreed, until at least July 30, 2012, to waive a portion of its management fee and bear certain expenses of each Fund. As such, CSIM further agrees to reimburse the Funds to limit the annual expenses, exclusive of nonrecurring account fees, fees on securities transactions such as exchange fees, dividends and interest on securities sold short, service fees, interest (overdraft charges), taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Funds’ business as follows:

	Laudus Mondrian	Laudus Mondrian	Laudus Mondrian	Laudus Mondrian
	International	Global	Emerging	International Fixed
	Equity Fund	Equity Fund	Markets Fund	Income Fund*

Investor Shares	1.40%	1.40%	1.80%	n/a
Select Shares	1.12%	1.12%	1.52%	n/a
Institutional Shares	1.05%	1.05%	1.45%	0.75%

*	Prior to May 5, 2009, the expense limitations were 1.10% and 0.82% for the Investor and Select Shares respectively. Effective May 5, 2009, no further fees were assessed under the Distribution and Shareholder Services Plan or for sub-accounting and sub-transfer agency services on the Investor and Select Shares, which made the expense limitation on these two share classes 0.75%. Effective July 27, 2009, all Investor and Select Shares of the Fund were converted to Institutional Shares.

 Laudus Mondrian Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

Any amounts waived or reimbursed in a particular fiscal year will be subject to repayment through the next two fiscal years, to the extent that the repayment will not cause the Funds’ net expenses to exceed the current limit (as stated in CSIM’s contractual undertaking) during the respective year. As of March 31, 2010, the balance of recoupable expenses is as follows:

	Laudus Mondrian	Laudus Mondrian	Laudus Mondrian	Laudus Mondrian
	International	Global	Emerging	International Fixed
Expire Date	Equity Fund	Equity Fund	Markets Fund	Income Fund

March 31, 2011	$106,871	$90,576	$180,441	$143,612
March 31, 2012	117,504	155,764	166,130	79,404

5. Other Shareholders Services

Boston Financial Data Services, Inc. (“BFDS”) provides the transfer agent services to the Funds, and receives transfer agent fees from the Funds as shown in the Statement of Operations.

The Trust has a Distribution and Shareholder Service Plan with respect to its Investor Shares pursuant to Rule 12b-1 under the 1940 Act. The Investor Shares of the Funds are sold on a continuous basis by the Trust’s distributor-ALPS Distributors, Inc. Under the Distribution and Shareholder Services Plan, the Funds pay distribution and shareholder servicing fees in connection with the sale and servicing of the Investor Shares. The annual Distribution and Shareholder Service Fee consists of up to 0.25% of the respective average daily net assets of the Investor Shares. In addition, the Trustees have authorized each Fund to reimburse, out of the Investor and Select Class assets of the Funds, financial intermediaries that provide sub-accounting and sub-transfer agency services in connection with Investor or Select Class shares of the Funds an amount up to 0.15% of the average daily net assets of that class on an annual basis.

6. Board of Trustees

Trustees may include people who are officers and/or directors of the investment adviser or Charles Schwab & Co., Inc. (“Schwab”). Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted in each Fund’s Statement of Operations.

Until September 2006, a Retirement Plan existed for the independent trustees. After the termination of the Retirement Plan, the previously accrued and unpaid benefits continue to be adjusted by performance of the Funds. As a result, the amount of the Retirement Payable to any independent trustee may increase or decrease based on the performance of the Funds.

7. Borrowing from Banks:

The Funds have access to custodian overdraft facilities and to an uncommitted line of credit up to a maximum of $100,000,000, as established by State Street Bank and Trust Company. Interest is calculated based on the market rates at the time of borrowing.

There were no borrowings from the line of credit by the Funds during the period. However, the Funds utilized their overdraft facility and incurred interest expense, which is disclosed in the Statement of Operations. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

8. Purchases and Sales of Investment Securities:

For the period ended March 31, 2010, purchases and sales of securities (excluding short-term obligations) were as follows:

	Purchases	Sales

Laudus Mondrian International Equity Fund	$61,470,525	$8,623,679
Laudus Mondrian Global Equity Fund	1,123,298	830,485
Laudus Mondrian Emerging Markets Fund	79,448,296	28,716,986
Laudus Mondrian International Fixed Income Fund	282,969,593	124,972,819

 Laudus Mondrian Funds

Financial Notes (continued)

9. Redemption Fee:

The Funds charge a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts are netted against the redemption proceeds on the Statement of Changes in Net Assets. The redemption fees charged during the current and prior periods are:

	Current Period	Prior Period
	(4/1/09-3/31/10)	(4/1/08-3/31/09)

Laudus Mondrian International Equity Fund	$84	$48
Laudus Mondrian Global Equity Fund	37	5
Laudus Mondrian Emerging Markets Fund	5,219	1,968
Laudus Mondrian International Fixed Income Fund	8,691	9,018

10. Federal Income Taxes:

As of March 31, 2010, the components of distributable earnings on a tax-basis were as follows:

	Laudus Mondrian	Laudus Mondrian	Laudus Mondrian	Laudus Mondrian
	International	Global	Emerging	International Fixed
	Equity Fund	Equity Fund	Markets Fund	Income Fund

Undistributed ordinary income	$605,092	$26,205	$132,748	$1,462,772
Undistributed long-term capital gains	—	—	—	60,938
Unrealized appreciation on investments	7,313,915	166,045	10,301,445	5,856,370
Unrealized depreciation on investments	(700,994)	(737,194)	(742,442)	(5,897,771)
Other unrealized appreciation/ (depreciation)	(802)	29	(67,626)	(113,314)
Net unrealized appreciation/ (depreciation)	$6,612,119	$(571,120)	$9,491,377	$(154,715)

The primary difference between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales.

Capital loss carry forwards may be used to offset future realized capital gains for federal income tax purposes. As of March 31, 2010, the following funds had capital loss carry forwards available to offset net capital gains before the expiration dates:

	Laudus Mondrian	Laudus Mondrian	Laudus Mondrian	Laudus Mondrian
	International	Global	Emerging	International Fixed
Expire Date	Equity Fund	Equity Fund	Markets Fund	Income Fund

March 31, 2017	$—	$4,137	$1,445,702	$—
March 31, 2018	—	331,513	1,735,422	—

Total	—	335,650	3,181,124	—

For tax purposes, realized net capital losses, incurred after October 31, may be deferred and treated as occurring on the first day of the following fiscal year. As of March 31, 2010, the Funds had aggregate deferred realized net capital losses and capital losses utilized as follows:

	Laudus Mondrian	Laudus Mondrian	Laudus Mondrian	Laudus Mondrian
	International	Global	Emerging	International Fixed
	Equity Fund	Equity Fund	Markets Fund	Income Fund

Capital losses deferred	$—	$62,852	$412,211	$—
Currency losses deferred	—	—	—	—
Capital losses utilized	—	—	—	—

 Laudus Mondrian Funds

Financial Notes (continued)

10. Federal Income Taxes (continued):

The tax-basis components of distributions paid during the current and prior periods were:

	Laudus Mondrian	Laudus Mondrian	Laudus Mondrian	Laudus Mondrian
	International	Global	Emerging	International Fixed
	Equity Fund	Equity Fund	Markets Fund	Income Fund

Current period distributions
Ordinary income	$1,349,818	$106,101	$1,068,662	$7,386,006
Long-term capital gains	—	—	—	354,254
Return of capital	—	—	—	—

Prior period distributions
Ordinary income	$181,435	$119,257	$373,534	$3,341,318
Long-term capital gains	—	—	—	—
Return of capital	—	—	—	—

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses, short-term capital gains and losses; capital losses related to wash sales, unrealized appreciation of certain investments in non-U.S. securities; paydowns on fixed-income securities; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The Funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

The permanent book and tax basis differences may result in reclassifications between capital accounts and other accounts as required. The adjustments will have no impact on net assets or the results of operations. As of March 31, 2010, the Funds made the following reclassifications:

	Laudus Mondrian	Laudus Mondrian	Laudus Mondrian	Laudus Mondrian
	International	Global	Emerging	International Fixed
	Equity Fund	Equity Fund	Markets Fund	Income Fund

Capital shares	$(358)	$—	$—	$—
Undistributed net investment income	27,187	928	(63,289)	3,358,997
Net realized capital gains/losses	(26,829)	(928)	63,289	(3,358,997)

As of March 31, 2010, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and state purpose, four years from the date of filing), as applicable to the Funds, and has determined that no provision for income tax is required in the Funds’ financial statement. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended March 31, 2010, the Funds did not incur any interest or penalties. The Laudus Mondrian Emerging Markets Fund and Laudus Mondrian International fixed Income Fund are not subject to examination by U.S. federal and state tax authorities before tax year 2007. The Laudus Mondrian International Equity Fund and Laudus Mondrian Global Equity Fund are not subject to examination by U.S. federal and state authorities before tax year 2008.

11. Subsequent Events:

Management has determined there are no subsequent events or transactions that would have materially impacted the financial statements as presented.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Laudus Mondrian International Equity Fund
Laudus Mondrian Global Equity Fund
Laudus Mondrian Emerging Markets Fund
Laudus Mondrian International Fixed Income Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Laudus Mondrian International Equity Fund, Laudus Mondrian Global Equity Fund, Laudus Mondrian Emerging Markets Fund, and Laudus Mondrian International Fixed Income Fund (four of the portfolios constituting Laudus Trust, hereafter referred to as the “Funds”) at March 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
May 17, 2010

Other Federal Tax Information (unaudited)

The Funds may elect to pass on the benefits of the foreign tax credit to its shareholders for the year ended March 31, 2010, and the respective foreign source income on the Funds were as follows:

	Foreign Tax	Foreign Source
	Credit	Income

Laudus Mondrian International Equity Fund	198,141	2,661,284
Laudus Mondrian Global Equity Fund	8,672	109,097
Laudus Mondrian Emerging Markets Fund	218,074	2,376,075
Laudus Mondrian International Fixed Income Fund	—	—

For corporate shareholders, the following percentage of the funds dividend distributions paid during the fiscal year ended March 31, 2010, qualify for the corporate dividends received deductions:

Percentage

Laudus Mondrian International Equity Fund	—
Laudus Mondrian Global Equity Fund	39
Laudus Mondrian Emerging Markets Fund	—
Laudus Mondrian International Fixed Income Fund	—

For the fiscal year ended March 31, 2010, the Funds designate the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(ii) of the Internal Revenue Code. Shareholders will be notified in January 2011 via IRS form 1099 of the amounts for use in preparing their 2009 income tax return.

Laudus Mondrian International Equity Fund	1,525,925
Laudus Mondrian Global Equity Fund	108,566
Laudus Mondrian Emerging Markets Fund	1,286,736
Laudus Mondrian International Fixed Income Fund	—

For the fiscal year ended March 31, 2010, the Funds hereby designate the following amounts as capital gain dividends:

Laudus Mondrian International Equity Fund	—
Laudus Mondrian Global Equity Fund	—
Laudus Mondrian Emerging Markets Fund	—
Laudus Mondrian International Fixed Income Fund	354,254

Results of Proxy Voting:

At a special meeting of shareholders of the trust held on December 14, 2009, shareholders approved the following proposal: to elect nine trustees to serve on the Board of Trustees of the trust.

	FOR	WITHHELD
	(shares)	(shares)	% FOR

Charles R. Schwab	125,221,372.67	28,690,024.32	81.36%
Walter W. Bettinger, II	145,432,597.43	8,478,799.56	94.49%
Mariann Byerwalter	150,226,122.76	3,685,274.23	97.61%
John F. Cogan	149,359,044.40	4,552,352.59	97.04%
William A. Hasler	140,754,512.11	13,156,884.88	91.45%
Gerald B. Smith	149,347,240.57	4,564,156.42	97.03%
Donald R. Stephens	149,421,888.16	4,489,508.83	97.08%
Joseph H. Wender	149,294,896.88	4,616,500.11	97.00%
Michael W. Wilsey	143,901,543.71	10,009,853.28	93.50%

Trustees and Officers

The tables below give information about the trustees and officers for the Laudus Trust which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 85 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of Laudus Trust since 2004.)	Chairman of JDN Corporate Advisory LLC.	77	Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009) Director, Excelsior Funds (2006 – 2007)

John F. Cogan 1947 Trustee (Trustee of Laudus Trust since 2010.)	Senior Fellow: The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 1994 – present).	77	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

William A. Hasler 1941 Trustee (Trustee of Laudus Trust since 2004.)	Dean Emeritus, Haas School of Business, University of California, Berkeley (July 1998 – present).	77	Director, Ditech Networks Corporation (1997 – present)
Director, TOUSA (1998 – present)
Director, Mission West Properties (1998 – present)
Director, Globalstar, Inc. (2009 – present)
Director, Harris-Stratex Networks (2001 – present)
Director, Aphton Corp. (1991 – 2007)
Director, Solectron Corporation (1998 – 2007)
Director, Genitope Corporation (2000 – 2009)
			Director, Excelsior Funds (2006 – 2007)

Gerald B. Smith 1950 Trustee (Trustee of Laudus Trust since 2010.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	77	Lead Independent Director, Board of Cooper Industries (2002 – present) Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – present) Director, Oneok, Inc (2009 – present)

Donald R. Stephens 1938 Trustee (Trustee of Laudus Trust since 2010.)	Managing Partner, D.R. Stephens & Company (investments) (1973 – present).	77	None

Joseph H. Wender 1944 Trustee (Trustee of Laudus Trust since 2010.)	Senior Consultant, Goldman Sachs & Co., Inc. (Jan. 2008-present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present); Senior Director, Chairman of the Finance Committee, GSC Group (July 2005 – Dec. 2007); General Partner, Goldman Sachs & Co., Inc. (Oct. 1982 – June 2005).	77	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

 Independent Trustees (continued)

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Michael W. Wilsey 1943 Trustee (Trustee of Laudus Trust since 2010.)	Chairman and Chief Executive Officer, Wilsey Bennett, Inc. (real estate investment and management, and other investments).	77	None

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of Laudus Trust since 2010.)	Founded Charles Schwab & Co., Inc. in 1971 and became Chairman in 1978. Since 1986, Chairman and Director, The Charles Schwab Corporation. Since 1989, Director, Charles Schwab Investment Management, Inc., and appointed as Chairman in 1991. Since 1996, Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I and Schwab International Holdings, Inc. Since 1999, Director and Chief Executive Officer, Schwab Holdings, Inc. Since 2003, Chairman, Charles Schwab Bank, N. A.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, and the Charles Schwab & Co., Inc.	77	None

Walter W. Bettinger II2 1960 Trustee (Trustee of Laudus Trust since 2010.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc., principal underwriter to the Funds, and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation.	85	None

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

George Pereira 1964 Treasurer and Chief Financial Officer (Officer of Laudus Trust since 2006.)	Senior Vice President and Chief Financial Officer, Charles Schwab Investment Management, Inc. (November 2004 – present); Treasurer and Principal Financial Officer, Schwab Funds and Schwab ETFs (2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (Sept. 2002 – present); Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (June 2006 – June 2007).

Jeffrey Mortimer 1963 President, Chief Executive Officer and Chief Investment Officer (President and CEO since 2008, CIO since 2004.)	Senior Vice President and Chief Investment Officer, Charles Schwab Investment Management, Inc. and Schwab Funds (2004 – present); Senior Vice President and Chief Investment Officer, Schwab ETFs (2009 – present).

Koji E. Felton 1961 Vice President and Assistant Clerk (Officer of Laudus Trust since 2010.)	Senior Vice President, Chief Counsel and Corporate Secretary, Charles Schwab Investment Management, Inc. (July 2000 – present); Senior Vice President and Deputy General Counsel, Charles Schwab & Co., Inc. (June 1998 – present); Secretary and Chief Legal Officer, Schwab Funds (Nov. 1998 – present); Secretary and Chief Legal Officer, Schwab ETFs (Oct. 2009 – present); Chief Legal Officer and Secretary, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (June 2006 – June 2007).

Catherine MacGregor 1964 Chief Legal Officer, Vice President and Clerk (Officer of Laudus Trust since 2005.)	Vice President, Charles Schwab & Co., Inc. and Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President, Schwab Funds (2005 – present), Vice President of Schwab ETFs (Oct. 2009 – present).

Michael Haydel 1972 Vice President (Officer of Laudus Trust since 2005)	Vice President, Asset Management Client Services, Charles Schwab & Co., Inc. (2004 – present); Vice President, Schwab Funds (2005 – present); Vice President, Schwab ETFs (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Laudus Funds retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after 20 years of service as a trustee, whichever comes first, provided that any trustee who serves on both Schwab Funds and Laudus Funds retires from both boards when first required to retire by either board. Independent trustees elected prior to January 1, 2000 will retire on the following schedule: Messrs. Stephens and Wilsey will retire on December 31, 2010.
[2]	Messrs. Schwab and Bettinger are Interested Trustees because they are employees of Schwab and/or the investment adviser. In addition to their employment with Schwab and/or the investment adviser, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation.
[3]	The President, Treasurer and Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

 63

Glossary

AAA Debt Rating is a grade given to high-quality investment grade bonds that indicates their credit quality. Private independent rating services such as Standard & Poor’s, Moody’s and Fitch provide these evaluations of a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion.

The Citigroup non-U.S. Dollar World Government Bond Index measures the total rate of return performance for the government bonds of 23 countries, excluding the U.S., with a remaining maturity of at least one year.

The MSCI EAFE Index® (Net) is a free float-adjusted market capitalization index that is designed to measure market equity performance in 22 developed market countries, excluding the U.S. and Canada. This series approximates the minimum possible dividend reinvestment.

The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. This series approximates the minimum possible dividend reinvestment.

The MSCI World® Index (Net) is a free float-adjusted market capitalization index that is designed to measure global developed markets equity performance. This series approximates the minimum possible dividend reinvestment.

Price to earnings ratio is the price of a stock divided by its historical earnings per share.

Price to book ratio compares the stock’s market value to the value of the total assets less the total liabilities.

Price to cash flow ratio is the price of a stock divided by its reported cash flow per share.

Return on equity represents the amount earned on a company’s common stock investment for a given period, calculated by dividing common stock equity into net income for the period after preferred stock dividends but before common stock dividends.

The Russell 1000® Index measures the performance of the 1000 largest companies in the Russell 3000® Index, and represents approximately 92% of the total market capitalization of the Russell 3000® Index.

The Russell 2500tm Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index, and represents approximately 16% of the total market capitalization of the Russell 3000® Index.

Sovereign debt refers to debt issued by a national government within a given country and denominated in a foreign currency.

Trading Activity is one of several risk factors commonly used to attribute a portfolio’s return relative to its benchmark. Specifically, trading activity measures a stock’s trailing 12 month trading volume relative to its total shares outstanding. It measures how actively traded a stock has been in the last 12 months.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request by visiting www.laudus.com, or the Securities and Exchange Commission’s website at www.sec.gov, or by contacting Laudus Funds at 866.452.8387.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by visiting www.laudus.com, or the Securities and Exchange Commission’s website at www.sec.gov.

Quarterly Disclosure of Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The information filed on a fund’s most recent Form N-Q is also available at www.laudus.com.

64

PRIVACY NOTICE
 THIS IS NOT PART OF THE SHAREHOLDER REPORT

A Commitment to Your Privacy

Your Privacy Is Not for Sale

We do not and will not sell your personal information to anyone, for any reason.

We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.

How We Collect Information About You

We collect personal information about you in a number of ways.

•	APPLICATION AND REGISTRATION INFORMATION.

We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.

•	TRANSACTION AND EXPERIENCE INFORMATION.

Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.

•	WEBSITE USAGE.

When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please click the Privacy link on our website.

How We Share and Use Your Information

We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:

•	to help us process transactions for your account;

•	when we use other companies to provide services for us, such as printing and mailing your account statements;

•	when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control)

State Laws

We will comply with state laws that apply to the disclosure or use of information about you.

Safeguarding Your Information — Security Is a Partnership

We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.

Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.

We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Contact Us

To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.

Laudus Funds® direct investors:  1-800-447-3332

© 2009 Laudus Funds. All rights reserved.

For More Information about the Funds:

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Shareholder Services
1.866.452.8387 Investment Professionals
1.800.447.3332 Individual Investors
www.laudus.com

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

MFR41684-02

Annual Report March 31, 2010

COMMAND PERFORMANCEtm

Laudus Rosenberg Funds

Laudus Rosenberg U.S. Large Capitalization Fund (closed April 30, 2010)

Laudus Rosenberg U.S. Discovery Fund (closed April 30, 2010)

Laudus Rosenberg International Discovery Fund (closed April 30, 2010)

Laudus Rosenberg International Small Capitalization Fund (closed April 30, 2010)

Adviser
Charles Schwab Investment Management, Inc.

Subadviser
AXA Rosenberg Investment Management LLC

This page is intentionally left blank.

In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: ALPS Distributors, Inc.

The industry/sector classification of the funds’ portfolio holdings uses the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor’s. GICS is a service mark of MSCI and S&P and has been licensed for use by CSIM and certain affiliates. Charles Schwab & Co, Inc. and ALPS Distributors, Inc. are unaffiliated entities.

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.laudus.com.

Total Return for the Report Period

Laudus Rosenberg U.S. Large Capitalization Fund[1]

Investor Shares (Ticker Symbol: AXLVX)	40.70%
Select Shares (Ticker Symbol: AXLIX)	41.26%
Benchmark: Russell 1000® Index	51.60%

Performance Details	pages 6-7

Laudus Rosenberg U.S. Discovery Fund (Ticker Symbol: RDISX)[1,2,3]	53.48%

Russell 2500tm Index	65.71%

Performance Details	pages 8-9

Laudus Rosenberg International Discovery Fund[1,4]

Investor Shares (Ticker Symbol: LIDIX)	58.12%
Select Shares (Ticker Symbol: LIDSX)	58.75%
Benchmark: S&P Global ex-U.S. BMI $2-10 Billion Cap Range	68.37%

Performance Details	pages 10-12

Laudus Rosenberg International Small Capitalization Fund[1,4]

Investor Shares (Ticker Symbol: RISIX)	55.44%
Select Shares (Ticker Symbol: ICSIX)	56.01%
Benchmark: S&P Developed ex-U.S. SmallCap Index	69.53%

Performance Details	pages 13-15

All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized. Redemption fees charged on shares sold or exchanged 30 days or less after purchasing them may affect share level returns.

Fund expenses may have been partially absorbed by CSIM. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability, fluctuations in currency and exchange rates, and an increased risk of price volatility associated with less uniformity in accounting and reporting requirements. Investing in emerging markets accentuates these risks. Investments in emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries.

Small-company stocks are subject to greater volatility than other asset categories.

Small- and mid-capitalization funds typically carry additional risk since small- and mid-capitalization companies generally have a higher risk of failure.

Please see prospectus for further detail and investor eligibility requirements.

[1]	On April 30, 2010, each of the Laudus Rosenberg Funds closed to all shareholders. Please see the prospectus supplement dated April 30, 2010 in the back of this annual report for additional information.

[2]	On November 19, 2009, the Investor Share class and Select Share class of the Fund were combined into a single class of shares of the Fund. The performance and financial history of the fund are that of the Fund’s former Select Shares. Accordingly, the past performance shown is that of the Fund’s former Select Shares.

[3]	On November 19, 2009, the Laudus Rosenberg U.S. Small Capitalization Fund merged into the Fund.

[4]	The Fund’s performance relative to the index may be affected by fair-value pricing, see financial note 2 for more information.

2 Laudus Rosenberg Funds

From the President

Jeffrey Mortimer is President, CEO, and CIO of Laudus Funds and SVP of Charles Schwab Investment Management, Inc. He joined the firm in 1997 and has held a variety of executive positions at Schwab.

Dear Shareholder,

The Board of Trustees of the Laudus Trust, after careful deliberation, decided on April 28, 2010, that it was in the best interest of the Funds’ shareholders to close and liquidate the Laudus Rosenberg Funds. Each of the Laudus Rosenberg Funds closed to all investors at the close of business on April 30, 2010. Each Fund expects to redeem all of its outstanding shares on or shortly after July 30, 2010, and to distribute the proceeds to the Fund’s shareholders. Also effective on April 30, 2010, each Fund waived its redemption fee.

Laudus Funds will continue to work with AXA Rosenberg to understand the effect of its recently-disclosed coding error and its impact, if any, on the Laudus Rosenberg Funds. Additional material information, as it becomes available, will be posted on the Funds’ website at www.laudus.com. You can also reference the prospectus supplement in the back of this annual report about the closure and liquidation of the Laudus Rosenberg Funds.

As is our custom with annual reports, you can read about the performance of the Funds for the 12-month period that ended March 31, 2010, in the “Manager’s Discussion and Analysis” section and about the Investment Environment during the same period.

If you have any questions about the closure and liquidation of the Funds, we are available to talk with you at the numbers listed below.

Shareholders with Schwab accounts: 1-800-435-4000
Advisors and intermediaries: 1-866-452-8387
All other shareholders: 1-800-447-3332

Sincerely,

Laudus Rosenberg Funds 3

The Investment Environment

In a strong reversal from the 12-month period that ended March 31, 2009, the past 12 months produced significant positive returns and high volatility in global capital markets. Nearly all major equity indices gained more than 50%. Generally speaking, the international equity markets fared slightly better than the U.S. markets, while fixed income underperformed both. Commodity indices also had substantial gains, but they were less than the gains seen in equity markets. Globally, as occurred in the previous 12 months, gains were highly synchronized and exhibited a pattern that is often seen during a period of strong gains across global capital markets.

In the United States, large-cap stocks gained about 50% for the period, with a modest spread between growth-and value-style equities, as value outperformed growth by about 4%. U.S. small-cap stocks outperformed U.S. large-cap stocks and gained about 63%. U.S. small-cap value stocks outperformed their growth counterparts and added approximately 65%, while the growth stocks returned about 60%. Internationally, the results were slightly better. International large-cap stocks were up about 55% for the period, but did not do as well as international small-cap stocks, which gained nearly 70%. Similar to the United States, international value stocks outperformed growth stocks, with value gaining about 59% and growth gaining approximately 51%.

What caused these strong returns, especially during the relatively short period of 12 months? In essence, the credit crisis that began in the summer of 2007 and dominated the capital markets through early 2009 appeared to be ending for many investors. Government central banks around the globe lowered interest rates to very low levels, and for the most part, have kept them there. They have also used other tools to help the global financial system maintain sufficient liquidity, such as buying distressed debt from private banks and supporting housing markets by intervening in mortgage markets. As investors gauged the positive impacts of these and other interventions on the capital markets, they shifted from selling securities to buying them.

Economic fundamentals also began showing signs of growth. While the U.S. economy continued to shrink early in the reporting period, the government reported that it began growing again during the period of July 1 through December 31, 2009. According to the Bureau of Labor Statistics, the U.S. unemployment rate, while remaining stubbornly high at 9.7% at the close of the period, nevertheless stopped going up. Furthermore, the report for March 2010, the final month of the reporting period, showed employment gains of 162,000 jobs in the United States, the most since May 2007. Several measures of global manufacturing also gained during the latter half of the reporting period.

From a global perspective, sectors that are generally considered to be cyclical in their growth—meaning that they are more sensitive to a broad level of economic activity—led the markets. The Financials sector gained nearly 80%, as investor confidence returned to the area that had led the global downturn. Materials, up about 79%, and Industrials, up nearly 70%, were also strong during the period. Consumer Discretionary stocks, also considered cyclical in nature, rounded out the top four, posting a gain of more than 65%. Lagging among the sectors were the more defensive, less economically sensitive groups, Utilities, up about 28%, and Telecommunications Services, which gained about 30%. Health Care, also considered defensive, was up about 36%.

Among major developed economies, Australia and Canada performed the best during the period, gaining more than 70% in U.S. dollar terms. Several European countries, notably Sweden, the Netherlands, and Norway, posted similar rates of returns during the period. The United States did slightly worse, gaining about 51%. The United Kingdom, Germany, and France all gained more than 50% and performed roughly in line with the United States. Japan, up about 38%, was a relative laggard among major developed economies. It is important to note that over the entire reporting period, the U.S. dollar lost ground against several major currencies, which boosted the returns for U.S. dollar-based investors in the major developed markets. Emerging markets as a group performed even better than developed markets, gaining about 80% for the 12-month period. A few emerging markets such as India, Russia, and Brazil gained more than 100%.

4 Laudus Rosenberg Funds

The Investment Environment continued

The U.S. dollar’s decline against other currencies also impacted commodity prices, and most commodity indices were up for the 12-month period. However, unlike the equity markets, commodity index returns showed wide variations. For example, Metals, led by copper and nickel—two of the most economically sensitive metals—were up almost 60%. Gold was up about 20%, as precious metals lagged the industrial group. Crude oil was up about 40% for the period, and Unleaded Gasoline gained about 56%. Agricultural prices, while moving higher overall, lagged those of other major commodity groups, adding about 3% during the period. Corn and wheat were particularly weak, both posting declines of more than 20%, which was highly unusual during this period of strong gains.

Laudus Rosenberg Funds 5

Laudus Rosenberg U.S. Large Capitalization Fund

The Laudus Rosenberg U.S. Large Capitalization Fund Investor Shares returned 40.70% for the fiscal year that ended March 31, 2010, while its comparative index, the Russell 1000 Index (the index) returned 51.60%. Although Fund performance followed the general trajectory of the market’s recovery during the 12-month period, it underperformed due to poor stock selection, and to a lesser extent, from the Fund’s allocation across sectors.

The biggest drag came from the Information Technology Sector, where the Fund’s stocks significantly underperformed those of the index. Stock selection within Consumer Discretionary, Financials, and Industrials—the index’s three strongest-performing sectors for the period—also detracted, as did stock selection within the Health Care and Energy Sectors.

Stock selection within Consumer Staples contributed positively. From a sector allocation perspective, the Fund’s more defensive positioning—compared to the index—also worked against it for the period; its overweighting of Health Care and Consumer Staples detracted, as did its underweighting in Industrials and Financials. The Fund’s underweighting of Energy and Telecommunication Services added some relative value.

From a market capitalization perspective, absolute performance for the period was strongest among the portfolio’s smaller companies (those with market capitalization under $10 billion); the Fund’s relative overweights to those companies also contributed positively. Stock selection among those companies, however, detracted. And while the Fund’s overweight to the largest companies in its investment universe (market capitalization above $150 billion) detracted, its stock selection among those companies contributed positively.

From a Price-to-Earnings (P/E) perspective, the largest contribution to the Fund’s absolute performance came from stocks with P/Es between 30 and 35. However, the Fund’s stock selection across most other P/E ranges detracted from relative performance, especially among lower-P/E stocks. It’s important to note that the index’s stocks with negative P/Es, that is, stocks of firms that lost money during the last 12 months, posted the highest returns across all P/E ranges; the Fund typically underweights these stocks because of their unattractive valuations.

The picture was slightly different from a Price/Book (P/B) perspective. Although the Fund’s overweight to the lowest-P/B stocks contributed notably, stock selection among those stocks detracted significantly. Across other ranges, stock selection contributed in some instances and detracted in others. The highest-P/B stocks—to which the Fund was overweighted—were the weakest performers for the reporting period, and the Fund’s stock selection among those companies dragged further on relative returns.

As of 3/31/10:
 Fund Characteristics

Number of Securities	153
Avg. Market Capitalization ($Wtd. x 1,000,000)	$64,663
Portfolio Turnover (One year trailing)	145%
Price to Earnings (P/E)	17.32
Price/Book Ratio (P/B)	2.08
Price to Cash Flow	9.81
Beta	1.17
Return on Equity	29.48%
Five-Year Earnings Growth	5.10%

 Fund Overview

	Investor Shares	Select Shares

Initial Investment	$100	$50,000
Inception Date	7/31/2002	6/19/2002
Total Net Assets ($ x 1,000)	$6,707	$94,149
Ticker Symbol	AXLVX	AXLIX
Cusip	51855Q853	51855Q101
NAV	$8.90	$8.88

Manager views and portfolio holdings may have changed since the report date.

6 Laudus Rosenberg Funds

 Laudus Rosenberg U.S. Large Capitalization Fund

Performance Summary as of 3/31/10

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The performance information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.laudus.com.

Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.

July 31, 2002 – March 31, 2010
Performance of a Hypothetical
$10,000 Investment in Investor Shares1

June 19, 2002 – March 31, 2010
Performance of a Hypothetical
$50,000 Investment in Select Shares1

 Average Annual Total Returns1

Class and Inception Date	1 Year	5 Years	Since Inception

Investor Shares (7/31/02)	40.70%	0.78%	4.50%
Select Shares (6/19/02)	41.26%	1.10%	3.18%
Russell 1000® Index*	51.60%	2.31%	(7/31/02) 5.82%
			(6/19/02) 4.06%

Fund Expense Ratios2: Investor Shares: Net 1.14%; Gross 1.39% / Select Shares: Net 0.84%; Gross 0.99%

 Sector Weightings % of Equities

Information Technology	20.8%
Health Care	15.9%
Consumer Discretionary	14.8%
Consumer Staples	14.1%
Financials	11.0%
Industrials	8.4%
Energy	7.5%
Materials	4.4%
Utilities	2.2%
Telecommunication Services	0.9%
Total	100.0%

 Top Equity Holdings % of Net Assets3

International Business Machines Corp.	4.4%
Philip Morris International, Inc.	4.1%
Microsoft Corp.	3.9%
ConocoPhillips	3.5%
Hewlett-Packard Co.	3.4%
Pfizer, Inc.	3.2%
The Home Depot, Inc.	3.0%
CVS Caremark Corp.	2.9%
Bristol-Myers Squibb Co.	2.7%
JPMorgan Chase & Co.	2.5%
Total	33.6%

*	Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, and represents approximately 92% of the total market capitalization of the Russell 3000® Index. Investors cannot invest directly in any index and index figures do not include trading and management costs.
[1]	Total returns include change in share price and reinvestment of distributions. Total returns may reflect the waiver of a portion of a fund’s advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower. Performance results less than one year are not annualized.
[2]	As stated in the prospectus. Net Expenses: Reflects expenses expected to be charged to shareholders through at least 7/30/12. Adviser expects to hold expenses at this level by waiving its management fees and/or bearing other expenses. Gross Expenses: Reflects the total annual fund operating expenses without the effect of contractual fee waivers. Please see the prospectus for more information. For actual rates during the period, refer to the Financial Highlights section of the Financial Statements.
[3]	This list is not a recommendation of any security by the investment adviser.

Laudus Rosenberg Funds 7

Laudus Rosenberg U.S. Discovery Fund

The Laudus Rosenberg U.S. Discovery Fund returned 53.48% for the fiscal year that ended March 31, 2010, while its comparative index, the Russell 2500 Index (the index) returned 65.71%. Although Fund performance followed the general trajectory of the market’s recovery during the 12-month period, it underperformed due to poor stock selection, and to a lesser extent, from the Fund’s allocation across sectors.

The biggest drag came from the Consumer Discretionary Sector, where the Fund’s stocks significantly underperformed those of the index. Stock selection within Consumer Staples, Health Care, Information Technology, Materials, and Industrials also detracted. Only stock selection within the Telecommunications Services and Energy Sectors contributed positively.

From a sector allocation perspective, the Fund’s underweight to Energy hurt relative performance, as did its overweighting of Health Care and Consumer Staples stocks. Mitigating those drags to some extent, however, were positive contributions from the Fund’s overweight to Information Technology and its underweighting of Financials and Utilities.

From a market capitalization perspective, the Fund’s absolute performance for the period was strongest among the portfolio’s smaller companies (under $3 billion market capitalization). On a relative basis, however, the Fund’s stocks in that and most other market-capitalization ranges underperformed those of the index. This was seen especially among companies with market capitalizations between $3 and $5 billion, resulting in a drag on relative returns. Furthermore, even though the Fund gained value from its underweight to those companies, it lost value from other market-capitalization allocations; as a result, its overall allocation across market capitalizations had little net effect.

From a Price-to-Earnings (P/E) perspective, the Fund’s overall allocations also had little net effect. Although the Fund’s underweight to stocks with negative P/Es, that is, P/Es of firms that lost money during the last 12 months, dragged on relative performance, its overweight to the lowest-P/E stocks (12.5 or less) contributed, nearly overcoming the drag. However, the Fund’s stock selection detracted from relative performance across multiple P/E ranges, most notably among stocks with negative and low P/Es. The Fund’s stock selections in the mid- to highest-range of P/Es did add value and mitigated some of the downside.

The picture was slightly different from a Price-to-Book (P/B) standpoint, as the Fund’s allocations across nearly all P/B ranges added value. However, again, the Fund’s stock selection across multiple P/B ranges detracted from relative performance, especially among stocks with P/B values of less than 1.25—by far the index’s strongest performers for the reporting period.

As of 3/31/10:
 Fund Characteristics

Number of Securities	353
Avg. Market Capitalization ($Wtd. x 1,000,000)	$2,672
Portfolio Turnover (One year trailing)*	111%
Price to Earnings (P/E)	25.43
Price/Book Ratio (P/B)	1.63
Price to Cash Flow	21.73
Beta	1.4
Return on Equity	7.80%
Five-Year Earnings Growth	7.23%

 Fund Overview

Fund

Initial Investment	$100
Inception Date	9/4/2001
Total Net Assets ($ x 1,000)	$347,029
Ticker Symbol	RDISX
Cusip	51855Q309
NAV	$14.37

Manager views and portfolio holdings may have changed since the report date.

*	Portfolio turnover excludes the impact of investment activity resulting from a merger with another fund (see financial note 12).

8 Laudus Rosenberg Funds

 Laudus Rosenberg U.S. Discovery Fund

Performance Summary as of 3/31/10

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The performance information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.laudus.com.

Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.

September 4, 2001 – March 31, 2010
Performance of a Hypothetical
$10,000 Investment1,2,3

 Average Annual Total Returns1,2,3

Fund and Inception Date	1 Year	5 Years	Since Inception

Fund: Laudus Rosenberg U.S. Discovery Fund (9/4/01)	53.48%	0.91%	6.53%
Russell 2500tm Index*	65.71%	4.05%	9.01%

Fund Expense Ratios4: Net 0.95%; Gross 0.99%

 Sector Weightings % of Equities

Information Technology	20.0%
Consumer Discretionary	19.9%
Health Care	15.2%
Financials	13.6%
Materials	11.3%
Industrials	10.3%
Energy	3.5%
Consumer Staples	2.4%
Telecommunication Services	2.1%
Utilities	1.7%
Total	100.0%

 Top Equity Holdings % of Net Assets5

The Lubrizol Corp.	2.3%
CenturyTel, Inc.	2.0%
The Interpublic Group of Cos., Inc.	2.0%
Eastman Chemical Co.	1.9%
Hasbro, Inc.	1.8%
Omnicare, Inc.	1.8%
Massey Energy Co.	1.6%
Synopsys, Inc.	1.6%
Watson Pharmaceuticals, Inc.	1.5%
RadioShack Corp.	1.5%
Total	18.0%

*	Russell 2500tm Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index, and represents approximately 18% of the total market capitalization of the Russell 3000® Index. Investors cannot invest directly in any index and index figures do not include trading and management costs.
[1]	Total returns include change in share price and reinvestment of distributions. Total returns may reflect the waiver of a portion of a fund’s advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower. Performance results less than one year are not annualized.
[2]	On November 19, 2009, the Investor Share class and Select Share class of the Fund were combined into a single class of shares of the Fund. The performance and financial history of the fund are that of the Fund’s former Select Shares. Accordingly, the past performance shown is that of the Fund’s former Select Shares.
[3]	On November 19, 2009, the Laudus Rosenberg U.S. Small Capitalization Fund merged into the Fund.
[4]	As stated in the prospectus. Net Expenses: Reflects expenses expected to be charged to shareholders through at least 7/30/12. Adviser expects to hold expenses at this level by waiving its management fees and/or bearing other expenses. Gross Expenses: Reflects the total annual fund operating expenses without the effect of contractual fee waivers. Please see the prospectus for more information. For actual rates during the period, refer to the Financial Highlights section of the Financial Statements.
[5]	This list is not a recommendation of any security by the investment adviser.

Laudus Rosenberg Funds 9

Laudus Rosenberg International Discovery Fund

The Laudus Rosenberg International Discovery fund Investor Shares returned 58.12% for the fiscal year ended March 31, 2010, while its comparative index, the S&P Global ex U.S. Broad Market Index $2-10 Billion Cap Range (the index) returned 68.37%. The Fund’s underperformance was primarily a result of its stock selection. Allocations added value across some measures, but detracted in others.

On a relative basis, the Fund’s stocks underperformed those of the index across multiple sectors, most notably in Energy, but also in Consumer Staples and Health Care, and to a lesser extent, in Consumer Discretionary and Materials. The Fund’s stocks outperformed the index’s, however, in the Financials, Information Technology, and Telecommunications Services Sectors.

From a sector allocation standpoint, the Fund’s underperformance was primarily the result of its having a more defensive stance than the index: the Fund lost relative value from its overweighting of the Consumer Staples, Telecommunications, and Health Care Sectors. The best returns came from the Materials Sector—up more than 80%. Strong absolute performance also came from the Information Technology, Consumer Discretionary, and Financials Sectors.

From a market capitalization perspective, the Fund’s positioning—overweight smaller companies and underweight larger ones—generally worked in its favor for the reporting period. The Fund’s strongest absolute returns came from the smallest stocks, that is, those with market capitalizations of under $750 million that had posted 100% returns or better, which helped to overcome some of the drag from overall stock selection among these smaller firms. The Fund’s overweight of stocks in the $750 million to $1.5 billion range also contributed to relative performance. However, the Fund’s stock selection across multiple market-capitalization ranges dragged on relative performance.

On a valuation basis, the Fund’s value orientation—with overweights to lower-valuation stocks, measured both by Price/Earnings (P/E) and Price/Book (P/B) values—worked in its favor for the reporting period. However, the Fund’s stocks across most P/E and P/B ranges underperformed those of the index, more than overshadowing the positive contribution from its allocations.

Although regional allocation typically has little net effect on Fund performance, for the reporting period it added modest value as a result of the Fund’s overweight to Africa and the Middle East. The Fund’s overweight to Latin America also added value; it was one of the strongest-performing regions for the 12-month period. The Fund’s stocks in those regions also outperformed those of the index, adding relative value. However, the Fund’s European and Asia Pacific stocks underperformed, most significantly in Japan and the United Kingdom. The Fund’s stock selection among Canadian and Australian companies also detracted from relative performance for the period.

As of 3/31/10:
 Fund Characteristics

Number of Securities	496
Avg. Market Capitalization ($Wtd. x 1,000,000)	$5,976
Portfolio Turnover (One year trailing)	132%
Price to Earnings (P/E)	49.17
Price/Book Ratio (P/B)	1.26
Price to Cash Flow	11.15
Beta	1.04
Return on Equity	1.95%
Five-Year Earnings Growth	4.93%

 Fund Overview

	Investor Shares	Select Shares

Initial Investment	$100	$50,000
Inception Date	5/31/2006	5/31/2006
Total Net Assets ($ x 1,000)	$33,741	$307,866
Ticker Symbol	LIDIX	LIDSX
Cusip	51855Q697	51855Q689
NAV	$9.42	$9.41

Manager views and portfolio holdings may have changed since the report date.

10 Laudus Rosenberg Funds

 Laudus Rosenberg International Discovery Fund

Performance Summary as of 3/31/10

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The performance information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.laudus.com.

Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.

May 31, 2006 – March 31, 2010
Performance of a Hypothetical
$10,000 Investment in Investor Shares1

May 31, 2006 – March 31, 2010
Performance of a Hypothetical
$50,000 Investment in Select Shares1

 Average Annual Total Returns1

Class and Inception Date	1 Year	Since Inception

Investor Shares (5/31/06)	58.12%	0.69%
Select Shares (5/31/06)	58.75%	0.99%
S&P Global ex US BMI $2-10 Billion Cap Range*	68.37%	2.62%

Fund Expense Ratios2: Investor Shares: Net 1.65%; Gross 1.86% / Select Shares: Net 1.35%; Gross 1.54%

The Fund’s performance relative to the index may be affected by fair-value pricing, see financial note 2 for more information.

*	The S&P Global ex US Broad Market Index (BMI) $2 - $10 Bill Cap Range includes companies in approximately 52 developed and emerging markets with more than $100 million of free float capitalization. Investors cannot invest directly in any index and index figures do not include trading and management costs.
[1]	Total returns include change in share price and reinvestment of distributions. Total returns may reflect the waiver of a portion of a fund’s advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower. Performance results less than one year are not annualized.
[2]	As stated in the prospectus. Net Expenses: Reflects expenses expected to be charged to shareholders through at least 7/30/12. Adviser expects to hold expenses at this level by waiving its management fees and/or bearing other expenses. Gross Expenses: Reflects the total annual fund operating expenses without the effect of contractual fee waivers. Please see the prospectus for more information. For actual rates during the period, refer to the Financial Highlights section of the Financial Statements.

Laudus Rosenberg Funds 11

 Laudus Rosenberg International Discovery Fund

Performance Summary   as of 3/31/10 continued

 Country Weightings % of Investments

Japan	19.7%

United Kingdom	11.0%

Canada	6.5%

Australia	4.8%

Taiwan	4.4%

Republic of Korea	4.3%

Hong Kong	4.1%

Brazil	3.0%

France	3.0%

India	3.0%

South Africa	2.9%

Other Countries	33.3%

Total	100.0%

 Sector Weightings % of Equities

Financials	18.7%
Materials	18.3%
Industrials	16.7%
Consumer Discretionary	16.5%
Information Technology	11.0%
Consumer Staples	4.9%
Energy	4.5%
Utilities	3.4%
Health Care	3.2%
Telecommunication Services	2.8%
Total	100.0%

 Top Equity Holdings % of Net Assets1

Compass Group plc	0.8%
Suncorp.-Metway Ltd.	0.7%
Orica Ltd.	0.7%
TDK Corp.	0.6%
Gold Fields Ltd.	0.6%
Rohm Co., Ltd.	0.6%
NEC Corp.	0.6%
Tatneft ADR	0.6%
Sumitomo Metal Mining Co., Ltd.	0.6%
Sumitomo Chemical Co., Ltd.	0.6%
Total	6.4%

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability, fluctuations in currency and exchange rates, and an increased risk of price volatility associated with less uniformity in accounting and reporting requirements. Investing in emerging markets accentuates these risks. Investments in emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries.

[1]	This list is not a recommendation of any security by the investment adviser.

12 Laudus Rosenberg Funds

Laudus Rosenberg International Small Capitalization Fund

The Laudus Rosenberg International Small Capitalization fund Investor Shares returned 55.44% for the fiscal year ended March 31, 2010, while its comparative index, the S&P Developed ex-U.S. Small Cap Index (the index) returned 69.53%. The Fund’s relative underperformance was primarily due to poor stock selection.

Stock selection across multiple sectors detracted from relative returns, most notably among Industrials, Consumer Discretionary, and Consumer Staples, although the Fund’s stocks outperformed in the Information Technology and Health Care Sectors. In terms of sector allocation, the Fund’s overweight to Consumer Staples and underweight to Energy dragged on relative performance. Its underweight to Health Care, Financials, and Utilities added value, as did an overweight to Information Technology.

From a market capitalization perspective, stock selection put a damper on relative performance, primarily among the smallest companies (market capitalization of less than $750 million). The Fund’s allocations across market capitalizations had little net effect: Although its significant overweight of the smallest stocks added relative value, its overweight of the largest ones detracted.

Even though the Fund’s value orientation worked in its favor for the reporting period, weak stock selection across multiple Price-to-Earnings (P/E) and Price-to-Book (P/B) ranges dragged on relative performance. From a P/E perspective, the Fund’s significant overweight to the lowest-P/E stocks contributed to relative performance, as did its allocations across all other P/E ranges. Exceptions included stocks with negative P/Es, that is, P/Es of firms that lost money during the last 12 months, where the Fund’s underweight detracted. Stock selection among the lower-P/E stocks was especially damaging.

From a P/B perspective, the story was similar, with the Fund gaining some relative value from its allocations, especially from its significant overweight to the lowest-P/B stocks and its underweight to the highest. But the Fund’s stock selection detracted across multiple P/B ranges, with only the Fund’s stocks with the highest P/B values outperforming those of the index.

As is typical for this Fund, regional allocation had little net effect on Fund performance. For this period, however, it detracted somewhat due to an underweight to Canada and an overweight (albeit modest) to the Asia Pacific region. Stock selection dragged on relative performance, however, primarily in the Asia Pacific region, but also in Europe and Canada.

As of 3/31/10:
 Fund Characteristics

Number of Securities	664
Avg. Market Capitalization ($Wtd. x 1,000,000)	$2,071
Portfolio Turnover (One year trailing)	100%
Price to Earnings (P/E)	24.6
Price/Book Ratio (P/B)	1.01
Price to Cash Flow	11.54
Beta	1.11
Return on Equity	6.45%
Five-Year Earnings Growth	4.49%

 Fund Overview

	Investor Shares	Select Shares

Initial Investment	$100	$50,000
Inception Date	10/29/1996	9/23/1996
Total Net Assets ($ x 1,000)	$141,185	$199,576
Ticker Symbol	RISIX	ICSIX
Cusip	51855Q796	51855Q606
NAV	$11.82	$11.94

Manager views and portfolio holdings may have changed since the report date.

Laudus Rosenberg Funds 13

 Laudus Rosenberg International Small Capitalization Fund

Performance Summary as of 3/31/10

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The performance information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.laudus.com.

Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.

March 31, 2000 – March 31, 2010
Performance of a Hypothetical
$10,000 Investment in Investor Shares1

March 31, 2000 – March 31, 2010
Performance of a Hypothetical
$50,000 Investment in Select Shares1

 Average Annual Total Returns1

Class and Inception Date	1 Year	5 Years	10 Years

Investor Shares (10/29/96)	55.44%	0.84%	6.38%
Select Shares (9/23/96)	56.01%	1.21%	6.72%
S&P Developed ex-U.S. SmallCap Index*	69.53%	5.32%	6.22%

Fund Expense Ratios2: Investor Shares: 1.49% / Select Shares: Net 1.11%

The Fund’s performance relative to the index may be affected by fair-value pricing, see financial note 2 for more information.

*	S&P Developed ex-U.S. SmallCap Index is a float-adjusted index which measures the performance of small companies (approximately the bottom 15% by market capitalization) in 25 developed equity markets. Investors cannot invest directly in any index and index figures do not include trading and management costs.
[1]	Total returns include change in share price and reinvestment of distributions. Total returns may reflect the waiver of a portion of a fund’s advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower. Performance results less than one year are not annualized.
[2]	As stated in the prospectus. Reflects the total annual fund operating expenses without the effect of contractual fee waivers. Please see the prospectus for more information. For actual rates during the period, refer to the Financial Highlights section of the Financial Statements.

14 Laudus Rosenberg Funds

 Laudus Rosenberg International Small Capitalization Fund

Performance Summary   as of 3/31/10 continued

 Country Weightings % of Investments

Japan	19.8%

United Kingdom	15.4%

Switzerland	8.9%

Canada	8.5%

France	7.0%

Australia	5.3%

Germany	5.2%

Spain	4.2%

Republic of Korea	3.7%

Sweden	3.7%

Other Countries	18.3%

Total	100.0%

 Sector Weightings % of Equities

Consumer Discretionary	24.0%
Industrials	21.7%
Financials	17.6%
Materials	14.5%
Information Technology	10.4%
Consumer Staples	5.1%
Energy	2.9%
Health Care	2.8%
Telecommunication Services	0.5%
Utilities	0.5%
Total	100.0%

 Top Equity Holdings % of Net Assets1

Lagardere S.C.A.	1.3%
Banco de Sabadell S.A.	1.2%
Baloise Holding AG - Reg’d	1.2%
Swiss Life Holding AG - Reg’d	1.1%
Clariant AG - Reg’d	1.1%
MTU Aero Engines Holding AG	1.1%
Mondi plc	1.0%
Arriva plc	1.0%
Logica plc	1.0%
Sydbank A/S	1.0%
Total	11.0%

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability, fluctuations in currency and exchange rates, and an increased risk of price volatility associated with less uniformity in accounting and reporting requirements.

[1]	This list is not a recommendation of any security by the investment adviser.

Laudus Rosenberg Funds 15

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the period beginning October 1, 2009 and held through March 31, 2010.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s or share class’ actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 10/1/09	at 3/31/10	10/1/09–3/31/10

Laudus Rosenberg U.S. Large Capitalization Fund
Investor Shares
Actual Return	1.15%	$1,000	$1,129.50	$6.11
Hypothetical 5% Return	1.15%	$1,000	$1,019.20	$5.79
Select Shares
Actual Return	0.85%	$1,000	$1,131.90	$4.52
Hypothetical 5% Return	0.85%	$1,000	$1,020.69	$4.28

Laudus Rosenberg U.S. Discovery Fund
Actual Return	0.97%	$1,000	$1,163.70	$5.23
Hypothetical 5% Return	0.97%	$1,000	$1,020.09	$4.89

Laudus Rosenberg International Discovery Fund
Investor Shares
Actual Return	1.66%	$1,000	$1,065.90	$8.55
Hypothetical 5% Return	1.66%	$1,000	$1,016.65	$8.35
Select Shares
Actual Return	1.36%	$1,000	$1,067.20	$7.01
Hypothetical 5% Return	1.36%	$1,000	$1,018.15	$6.84

Laudus Rosenberg International Small Capitalization Fund
Investor Shares
Actual Return	1.68%	$1,000	$1,031.40	$8.51
Hypothetical 5% Return	1.68%	$1,000	$1,016.55	$8.45
Select Shares
Actual Return	1.28%	$1,000	$1,032.60	$6.49
Hypothetical 5% Return	1.28%	$1,000	$1,018.55	$6.44

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in Financial Highlights, which covers a 12-month period.

[2]	Expenses for each fund or share class are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 182 days of the period, and divided by 365 days of the fiscal year.

16 Laudus Rosenberg Funds

Laudus Rosenberg U.S. Large Capitalization Fund

Financial Statements

Financial Highlights

	4/1/09–	4/1/08–	4/1/07–	4/1/06–	4/1/05–
Investor Shares	3/31/10	3/31/09	3/31/08	3/31/07	3/31/06

Per-Share Data ($)

Net asset value at beginning of period	6.39	10.38	13.21	12.36	11.81

Income (loss) from investment operations:
Net investment income (loss)	0.08 [1]	0.11 [1]	0.06 [1]	0.07 [1]	0.06 [1]
Net realized and unrealized gains (losses)	2.51	(4.01)	(0.72)	1.25	1.63

Total from investment operations	2.59	(3.90)	(0.66)	1.32	1.69
Less distributions:
Distributions from net investment income	(0.08)	(0.09)	(0.06)	(0.05)	(0.07)
Distributions from net realized gains	—	—	(2.11)	(0.42)	(1.07)

Total distributions	(0.08)	(0.09)	(2.17)	(0.47)	(1.14)

Net asset value at end of period	8.90	6.39	10.38	13.21	12.36

Total return (%)	40.70	(37.61)	(6.61)	10.69	14.57

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.14	1.15	1.31 [2]	1.30 [2]	1.33
Gross operating expenses	1.37	1.39	1.40	1.38	1.52
Net investment income (loss)	1.06	1.25	0.45	0.52	0.50
Portfolio turnover rate	145	153 [3]	166	144	144
Net assets, end of period ($ x 1,000)	6,707	7,951	9,017	10,074	10,026

	4/1/09–	4/1/08–	4/1/07–	4/1/06–	4/1/05–
Select Shares	3/31/10	3/31/09[4]	3/31/08	3/31/07	3/31/06

Per-Share Data ($)

Net asset value at beginning of period	6.37	10.38	13.21	12.35	11.79

Income (loss) from investment operations:
Net investment income (loss)	0.10 [1]	0.14 [1]	0.10 [1]	0.10 [1]	0.10 [1]
Net realized and unrealized gains (losses)	2.52	(4.02)	(0.71)	1.27	1.62

Total from investment operations	2.62	(3.88)	(0.61)	1.37	1.72
Less distributions:
Distributions from net investment income	(0.11)	(0.13)	(0.11)	(0.09)	(0.09)
Distributions from net realized gains	—	—	(2.11)	(0.42)	(1.07)

Total distributions	(0.11)	(0.13)	(2.22)	(0.51)	(1.16)

Net asset value at end of period	8.88	6.37	10.38	13.21	12.35

Total return (%)	41.26	(37.50)	(6.30)	11.10	14.90

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.84	0.85 [5]	1.00 [6]	1.00 [6]	1.01
Gross operating expenses	1.03	0.99	1.01	1.01	1.14
Net investment income (loss)	1.32	1.59	0.77	0.81	0.80
Portfolio turnover rate	145	153 [3]	166	144	144
Net assets, end of period ($ x 1,000)	94,149	52,891	83,783	94,921	54,296

1 Calculated based on the average shares outstanding during the period.
2 The ratio of net operating expenses would have been 1.29%, if interest expense had not been included.
3 Portfolio turnover excludes the impact of investment activity resulting from a merger with another fund.
4 Effective July 31, 2008, the Institutional Shares class was redesignated as Select Shares.
5 The ratio of net operating expenses would have been .84%, if interest expense had not been included.
6 The ratio of net operating expenses would have been .99%, if interest expense had not been included.

See financial notes 17

 Laudus Rosenberg U.S. Large Capitalization Fund

Portfolio Holdings as of March 31, 2010

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the Fund’s website at www.laudus.com.

		Cost	Value
Holdings by Category		($)	($)

99.3%	Common Stock	82,660,054	100,139,781
0.1%	Other Investment Company	143,931	143,931

99.4%	Total Investments	82,803,985	100,283,712
0.6%	Other Assets and Liabilities, Net		572,718

100.0%	Net Assets		100,856,430

	Number	Value
Security	of Shares	($)

Common Stock 99.3% of net assets

Automobiles & Components 1.6%
Ford Motor Co. *	38,280	481,180
Johnson Controls, Inc.	23,940	789,780
The Goodyear Tire & Rubber Co. *	19,400	245,216
TRW Automotive Holdings Corp. *	4,796	137,070

		1,653,246

Banks 1.2%
U.S. Bancorp	15,600	403,728
Wells Fargo & Co.	24,600	765,552

		1,169,280

Capital Goods 6.9%
3M Co.	260	21,728
Gardner Denver, Inc.	4,400	193,776
General Electric Co.	83,100	1,512,420
Kennametal, Inc.	6,600	185,592
L-3 Communications Holdings, Inc.	12,500	1,145,375
Masco Corp.	22,641	351,388
Northrop Grumman Corp.	13,670	896,342
Oshkosh Corp. *	7,350	296,499
Owens Corning, Inc. *	3,390	86,242
Raytheon Co.	33,410	1,908,379
The Boeing Co.	3,440	249,779
The Timken Co.	2,700	81,027

		6,928,547

Commercial & Professional Supplies 1.2%
Avery Dennison Corp.	10,600	385,946
Manpower, Inc.	8,700	496,944
R.R. Donnelley & Sons Co.	16,610	354,623

		1,237,513

Consumer Durables & Apparel 2.6%
Coach, Inc.	32,900	1,300,208
Hasbro, Inc.	7,270	278,296
Jones Apparel Group, Inc.	6,600	125,532
Leggett & Platt, Inc.	13,400	289,976
Newell Rubbermaid, Inc.	16,570	251,864
Phillips-Van Heusen Corp.	4,400	252,384
Whirlpool Corp.	890	77,652

		2,575,912

Consumer Services 0.4%
Wyndham Worldwide Corp.	15,600	401,388

Diversified Financials 6.7%
Ameriprise Financial, Inc.	23,300	1,056,888
Capital One Financial Corp.	14,780	612,040
Discover Financial Services	23,200	345,680
JPMorgan Chase & Co.	57,300	2,564,175
Legg Mason, Inc.	1,360	38,991
The Goldman Sachs Group, Inc.	12,566	2,144,137

		6,761,911

Energy 7.5%
Apache Corp.	50	5,075
Chevron Corp.	290	21,991
ConocoPhillips	68,580	3,509,239
El Paso Corp.	30,640	332,138
Exxon Mobil Corp.	20,590	1,379,118
Helmerich & Payne, Inc.	2,460	93,677
Marathon Oil Corp.	47,770	1,511,443
Massey Energy Co.	370	19,347
Oil States International, Inc. *	3,710	168,211
Sunoco, Inc.	1,220	36,246
Teekay Corp.	987	22,444
The Williams Cos., Inc.	19,520	450,912

		7,549,841

Food & Staples Retailing 2.9%
CVS Caremark Corp.	81,100	2,965,016

Food, Beverage & Tobacco 9.2%
Archer-Daniels-Midland Co.	17,550	507,195
ConAgra Foods, Inc.	46,300	1,160,741
Constellation Brands, Inc., Class A *	27,950	459,498
Dr Pepper Snapple Group, Inc.	11,010	387,222
General Mills, Inc.	470	33,271
Lorillard, Inc.	13,920	1,047,341
Philip Morris International, Inc.	78,200	4,078,912
Sara Lee Corp.	74,200	1,033,606
Tyson Foods, Inc., Class A	27,950	535,242

		9,243,028

18 See financial notes

 Laudus Rosenberg U.S. Large Capitalization Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Health Care Equipment & Services 5.2%
Beckman Coulter, Inc.	2,480	155,744
Boston Scientific Corp. *	26,510	191,402
Cardinal Health, Inc.	13,900	500,817
Community Health Systems, Inc. *	7,700	284,361
Health Management Associates, Inc., Class A *	19,850	170,710
Hill-Rom Holdings, Inc.	5,100	138,771
Hologic, Inc. *	8,783	162,837
Humana, Inc. *	18,100	846,537
McKesson Corp.	1,930	126,840
Omnicare, Inc.	11,200	316,848
UnitedHealth Group, Inc.	39,140	1,278,704
WellPoint, Inc. *	16,180	1,041,668

		5,215,239

Household & Personal Products 1.9%
Avon Products, Inc.	30,960	1,048,615
Nu Skin Enterprises, Inc., Class A	3,700	107,670
The Estee Lauder Cos., Inc., Class A	9,900	642,213
The Procter & Gamble Co.	1,900	120,213

		1,918,711

Insurance 3.0%
Cincinnati Financial Corp.	7,590	219,351
CNA Financial Corp. *	1,430	38,210
Everest Re Group Ltd.	2,190	177,237
Prudential Financial, Inc.	29,000	1,754,500
Unum Group	35,120	869,922

		3,059,220

Materials 4.3%
Cabot Corp.	5,400	164,160
Cytec Industries, Inc.	4,200	196,308
E.I. du Pont de Nemours & Co.	30,650	1,141,406
Eastman Chemical Co.	5,880	374,438
Freeport-McMoRan Copper & Gold, Inc.	8,140	680,016
PPG Industries, Inc.	12,700	830,580
RPM International, Inc.	10,700	228,338
Sealed Air Corp.	11,970	252,328
The Lubrizol Corp.	5,582	511,981

		4,379,555

Media 2.5%
DISH Network Corp., Class A	16,800	349,776
Gannett Co., Inc.	19,400	320,488
The Interpublic Group of Cos., Inc. *	40,700	338,624
The New York Times Co., Class A *	6,780	75,461
The Walt Disney Co.	3,340	116,600
Viacom Inc., Class B *	38,300	1,316,754

		2,517,703

Pharmaceuticals, Biotechnology & Life Sciences 10.6%
Bristol-Myers Squibb Co.	101,300	2,704,710
Eli Lilly & Co.	2,060	74,613
Forest Laboratories, Inc. *	27,800	871,808
Johnson & Johnson	800	52,160
Life Technologies Corp. *	14,200	742,234
Merck & Co., Inc.	60,520	2,260,422
Mylan, Inc. *	24,730	561,618
PerkinElmer, Inc.	9,800	234,220
Pfizer, Inc.	186,000	3,189,900

		10,691,685

Retailing 7.6%
Aeropostale, Inc. *	7,320	211,036
Expedia, Inc.	16,750	418,080
Foot Locker, Inc.	13,380	201,235
Limited Brands, Inc.	29,500	726,290
Office Depot, Inc. *	23,360	186,413
Priceline.com, Inc. *	3,259	831,045
RadioShack Corp.	4,800	108,624
Staples, Inc.	30,381	710,611
Target Corp.	7,010	368,726
The Gap, Inc.	36,880	852,297
The Home Depot, Inc.	92,880	3,004,668
The TJX Cos., Inc.	810	34,441

		7,653,466

Semiconductors & Semiconductor Equipment 2.2%
Advanced Micro Devices, Inc. *	50,200	465,354
Cypress Semiconductor Corp. *	15,200	174,800
Lam Research Corp. *	10,380	387,382
LSI Corp. *	66,400	406,368
Maxim Integrated Products, Inc.	6,192	120,063
Novellus Systems, Inc. *	8,500	212,500
ON Semiconductor Corp. *	11,120	88,960
Teradyne, Inc. *	15,300	170,901
Texas Instruments, Inc.	9,790	239,561

		2,265,889

Software & Services 7.3%
Amdocs Ltd. *	21,300	641,343
Automatic Data Processing, Inc.	13,370	594,564
BMC Software, Inc. *	4,110	156,180
CA, Inc.	40,500	950,535
Cadence Design Systems, Inc. *	590	3,929
Computer Sciences Corp. *	15,900	866,391
IAC/InterActiveCorp *	7,030	159,862
Microsoft Corp.	132,820	3,887,642
Symantec Corp. *	7,520	127,238

		7,387,684

Technology Hardware & Equipment 11.1%
Apple, Inc. *	1,400	328,902
Arrow Electronics, Inc. *	13,500	406,755
Avnet, Inc. *	16,400	492,000
Brocade Communications Systems, Inc. *	2,700	15,417
Cisco Systems, Inc. *	33,160	863,155
Harris Corp.	10,430	495,321
Hewlett-Packard Co.	64,910	3,449,966
Ingram Micro, Inc., Class A *	14,200	249,210

See financial notes 19

 Laudus Rosenberg U.S. Large Capitalization Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
International Business Machines Corp.	34,700	4,450,275
Lexmark International, Inc., Class A *	6,780	244,622
Molex, Inc.	6,660	138,928
Vishay Intertechnology, Inc. *	9,300	95,139

		11,229,690

Telecommunication Services 0.9%
CenturyTel, Inc.	24,400	865,224

Transportation 0.3%
Continental Airlines, Inc., Class B *	11,500	252,655

Utilities 2.2%
Ameren Corp.	22,600	589,408
MDU Resources Group, Inc.	16,400	353,912
NiSource, Inc.	21,160	334,328
ONEOK, Inc.	9,400	429,110
The AES Corp. *	46,420	510,620

		2,217,378

Total Common Stock (Cost $82,660,054)		100,139,781

Other Investment Company 0.1% of net assets

State Street Institutional Liquid Reserves Fund - Institutional Class	143,931	143,931

Total Other Investment Company (Cost $143,931)		143,931

End of Investments.

At 03/31/10, the tax basis cost of the fund’s investments was $83,405,317 and the unrealized appreciation and depreciation were $17,390,701 and ($512,306), respectively, with a net unrealized appreciation of $16,878,395.

*	Non-income producing security.

20 See financial notes

 Laudus Rosenberg U.S. Large Capitalization Fund

Statement of
Assets and Liabilities
As of March 31, 2010.

Assets

Investments, at value (cost $82,803,985)		$100,283,712
Receivables:
Investments sold		1,147,882
Fund shares sold		209,672
Dividends		182,719
Interest		60
Prepaid expenses	+	1,754

Total assets		101,825,799

Liabilities

Payables:
Investments bought		676,414
Fund shares redeemed		212,615
Investment adviser fees		4,607
Trustee’s retirement plan		1,659
Distribution and shareholder services fees		1,430
Accrued expenses	+	72,644

Total liabilities		969,369

Net Assets

Total assets		101,825,799
Total liabilities	−	969,369

Net assets		$100,856,430

Net Assets by Source
Capital received from investors		111,332,175
Net investment income not yet distributed		269,096
Net realized capital losses		(28,224,568)
Net unrealized capital gains		17,479,727

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV
Investor Shares	$6,707,368		753,549		$8.90
Select Shares	$94,149,062		10,608,161		$8.88

See financial notes 21

 Laudus Rosenberg U.S. Large Capitalization Fund

Statement of
Operations
For April 1, 2009 through March 31, 2010.

Investment Income

Dividends		$2,002,316
Interest	+	2,273

Total investment income		2,004,589

Expenses

Investment adviser fees		693,911
Professional fees		83,140
Transfer agent fees		42,023
Accounting and administration fees		40,736
Registration fees		26,153
Distribution and shareholder services fees (Investor Shares )		16,220
Trustees’ fees		16,220
Custodian fees		14,054
Shareholder reports		13,944
Sub-Accounting fees (Investor Shares )		8,891
Interest expense		1,272
Other expenses	+	20,442

Total expenses		977,006
Expense reduction by adviser	−	173,219
Custody credits	−	9

Net expenses	−	803,778

Net investment income		1,200,811

Realized and Unrealized Gains (Losses)

Net realized gains on investments		5,566,501
Net unrealized gains on investments	+	23,941,562

Net realized and unrealized gains		29,508,063

Net increase in net assets resulting from operations		$30,708,874

22 See financial notes

 Laudus Rosenberg U.S. Large Capitalization Fund

Statements of
Changes in Net Assets
For the current and prior report periods.

Operations

4/1/09-3/31/10			4/1/08-3/31/09
Net investment income		$1,200,811	$1,254,011
Net realized gains (losses)		5,566,501	(29,736,001)
Net unrealized gains (losses)	+	23,941,562	(7,650,246)

Increase (Decrease) in net assets from operations		30,708,874	(36,132,236)

Distributions to Shareholders[1,2]

Distributions from net investment income
Investor Shares		70,283	73,064
Select Shares	+	1,189,818	1,076,584

Total distributions from net investment income		$1,260,101	$1,149,648

Transactions in Fund Shares1,2

		4/1/09-3/31/10		4/1/08-3/31/09
		SHARES	VALUE	SHARES	VALUE
Shares Sold
Investor Shares		73,693	$553,729	284,141	$2,506,291
Select Shares	+	6,682,795	47,603,390	3,349,677	28,198,028

Total shares sold		6,756,488	$48,157,119	3,633,818	$30,704,319

Issued in connection with merger
Investor Shares		—	$—	412,246	$2,713,243
Select Shares	+	—	—	1,075,587	7,059,329

Total shares issued in connection with merger		—	$—	1,487,833	$9,772,572

Shares Reinvested
Investor Shares		8,154	$67,104	9,802	$68,616
Select Shares	+	137,432	1,126,943	129,058	899,538

Total shares reinvested		145,586	$1,194,047	138,860	$968,154

Shares Redeemed
Investor Shares		(572,152)	($4,386,360)	(330,657)	($2,967,042)
Select Shares	+	(4,509,739)	(34,399,282)	(4,330,234)	(33,154,277)

Total shares redeemed		(5,081,891)	($38,785,642)	(4,660,891)	($36,121,319)

Net transactions in fund shares		1,820,183	$10,565,524	599,620	$5,323,726

Shares Outstanding and Net Assets

		4/1/09-3/31/10		4/1/08-3/31/09
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		9,541,527	$60,842,133	8,941,907	$92,800,291
Total increase or decrease	+	1,820,183	40,014,297	599,620	(31,958,158)

End of period		11,361,710	$100,856,430	9,541,527	$60,842,133

Net investment income not yet distributed			$269,096		$328,386

[1]	Effective July 31, 2008, the Institutional Shares class was redesignated as Select Shares.
[2]	Effective March 26, 2009, all of the assets and liabilities of the Laudus Rosenberg U.S. Large Capitalization Growth Fund were transferred to the Laudus Rosenberg U.S. Large Capitalization Fund.

See financial notes 23

Laudus Rosenberg U.S. Discovery Fund

Financial Statements

Financial Highlights

	4/1/09[1]–		4/1/08–	4/1/07–	4/1/06–	4/1/05–
	3/31/10		3/31/09[2]	3/31/08	3/31/07	3/31/06

Per-Share Data ($)

Net asset value at beginning of period	9.44		16.23	19.80	19.23	15.96

Income (loss) from investment operations:
Net investment income (loss)	0.03	[3]	0.07 [3]	0.04	0.03	0.02
Net realized and unrealized gains (losses)	5.00		(6.71)	(2.13)	1.05	3.58

Total from investment operations	5.03		(6.64)	(2.09)	1.08	3.60
Less distributions:
Distributions from net investment income	(0.10)		(0.08)	0.00 [4]	(0.03)	—
Distributions from net realized gains	—	[4]	(0.07)	(1.48)	(0.48)	(0.16)
Return of capital	—		—	—	—	(0.17)

Total distributions	(0.10)		(0.15)	(1.48)	(0.51)	(0.33)

Net asset value at end of period	14.37		9.44	16.23	19.80	19.23

Total return (%)	53.48		(40.99)	(10.98)	5.71	22.80

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.03	[5]	0.99	0.96	0.97	1.09
Gross operating expenses	1.07		0.99	0.96	0.97	1.09
Net investment income (loss)	0.23		0.53	0.18	0.17	0.15
Portfolio turnover rate	111	[6]	115	74	86	89
Net assets, end of period ($ x 1,000)	347,029		295,568	566,055	718,185	673,599

1 Effective November 19, 2009, the Investor Share class and the Select Share class were combined into a single class of shares of the fund. The financial history as shown in the financial highlights is that of the former Select Shares.
2 Effective July 31, 2008, the Institutional Shares class was redesignated as Select Shares.
3 Calculated based on the average shares outstanding during the period.
4 Amount less than $0.005.
5 Effective August 12, 2009, the net operating expense limitation was lowered. The ratio presented for period ended March 31, 2010 is a blended rate. Please see financial note 4 for more information.
6 Portfolio turnover excludes the impact of investment activity resulting from a merger with another fund. (See Financial Note 12)

24 See financial notes

 Laudus Rosenberg U.S. Discovery Fund

Portfolio Holdings as of March 31, 2010

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the Fund’s website at www.laudus.com.

			Cost	Value
Holdings by Category			($)	($)

99.1%		Common Stock	284,732,257	343,825,168
1.3%		Other Investment Company	4,676,959	4,676,959

100.4%		Total Investments	289,409,216	348,502,127
1.1%		Collateral Invested for Securities on Loan	3,780,125	3,780,125
(1	.5)%	Other Assets and Liabilities, Net		(5,252,834)

100.0%		Net Assets		347,029,418

	Number	Value
Security	of Shares	($)

Common Stock 99.1% of net assets

Automobiles & Components 0.3%
Exide Technologies *	61,777	355,218
Hawk Corp., Class A *	400	7,800
Motorcar Parts of America, Inc. *	18,260	118,690
Spartan Motors, Inc.	13,881	77,733
Strattec Security Corp. *	2,368	48,118
The Goodyear Tire & Rubber Co. *	37,900	479,056

		1,086,615

Banks 6.3%
Astoria Financial Corp.	191,600	2,778,200
Banco Latinoamericano de Comercio Exterior, S.A., Class E	92,240	1,324,566
BancorpSouth, Inc.	52,900	1,108,784
Bank of Hawaii Corp.	26,300	1,182,185
BNC Bancorp	2,800	22,176
BOK Financial Corp.	13,499	707,888
Brookline Bancorp, Inc.	16,100	171,304
C&F Financial Corp.	530	10,494
Capitol Federal Financial	7,700	288,442
Century Bancorp Inc., Class A	5,100	97,920
City National Corp.	6,240	336,773
Commerce Bancshares, Inc.	61,156	2,515,958
Community Bank System, Inc.	10,500	239,190
Cullen/Frost Bankers, Inc.	26,139	1,458,556
Federal Agricultural Mortgage Corp., Class C (a)	12,900	146,157
First Financial Bankshares, Inc.	5,400	278,370
First Niagara Financial Group, Inc.	54,000	767,880
FirstMerit Corp.	40,769	879,387
Harleysville National Corp.	81,978	549,253
Hawthorn Bancshares, Inc.	500	6,025
Hopfed Bancorp, Inc.	2,310	28,298
Horizon Bancorp	5,327	102,811
International Bancshares Corp.	18,328	421,361
Jefferson Bancshares, Inc.	100	457
LSB Financial Corp.	1,816	19,050
MutualFirst Financial, Inc.	262	1,742
NB&T Financial Group, Inc.	1,300	23,400
Peoples Bancorp of North Carolina	1,907	11,347
Premier Financial Bancorp, Inc.	10,565	90,119
Prosperity Bancshares, Inc.	23,200	951,200
QCR Holdings, Inc.	3,510	31,239
Republic Bancorp, Inc., Class A	1,998	37,642
Security National Financial Corp., Class A *	651	2,005
Southern Missouri Bancorp, Inc.	540	7,668
SVB Financial Group *	19,800	923,868
TCF Financial Corp.	29,986	477,977
Teche Holding Co.	1,780	58,562
TF Financial Corp.	2,800	53,452
Tompkins Financial Corp.	2,309	84,232
Tree.com, Inc. *	3,441	31,485
UMB Financial Corp.	14,010	568,806
Valley National Bancorp	130,149	2,000,390
Westamerica Bancorp	18,100	1,043,465

		21,840,084

Capital Goods 5.5%
Aircastle Ltd.	60,810	575,871
Alamo Group, Inc.	9,800	195,902
Ampco-Pittsburgh Corp.	810	20,104
Bucyrus International, Inc.	31,920	2,106,401
Crane Co.	82,450	2,926,975
Ducommun, Inc.	14,700	308,847
EnerSys *	354	8,730
EnPro Industries, Inc. *	220	6,398
Esterline Technologies Corp. *	43,400	2,145,262
Federal Signal Corp.	89,430	805,764
Integrated Electrical Services, Inc. *	6,447	36,425
Lawson Products, Inc.	7,500	116,025
Layne Christensen Co. *	22,598	603,592
MFRI, Inc. *	10,900	72,812
Mueller Industries, Inc.	3,310	88,675
Oshkosh Corp. *	90,496	3,650,609
Primoris Services Corp. (a)	10,900	84,366
Regal-Beloit Corp.	840	49,904
SIFCO Industries, Inc.	6,662	113,720
SL Industries, Inc. *	7,572	68,527
The L.S. Starrett Co., Class A	1,052	10,888
Thomas & Betts Corp. *	77,700	3,048,948
Triumph Group, Inc.	26,155	1,833,204
Watts Water Technologies, Inc., Class A	6,710	208,413
Willis Lease Finance Corp. *	7,500	118,350

		19,204,712

Commercial & Professional Supplies 2.2%
A.T. Cross Co., Class A *	1,330	5,533

See financial notes 25

 Laudus Rosenberg U.S. Discovery Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
ATC Technology Corp. *	27,363	469,549
CRA International, Inc. *	13,753	315,219
Deluxe Corp.	95,973	1,863,796
Ecology & Environment, Inc., Class A	5,200	72,904
G & K Services, Inc., Class A	31,912	825,883
Intersections, Inc. *	6,944	28,748
Kelly Services, Inc., Class A *	42,100	701,386
National Technical Systems, Inc.	5,090	27,995
School Specialty, Inc. *	1,570	35,655
Steelcase, Inc., Class A	91,900	594,593
Superior UniForm Group, Inc.	210	2,026
The Standard Register Co.	32,150	172,002
United Stationers, Inc. *	40,445	2,380,188
Virco Mfg. Corp.	2,430	9,258
WCA Waste Corp. *	10,806	55,003

		7,559,738

Consumer Durables & Apparel 6.1%
Flexsteel Industries, Inc.	3,290	44,711
Fossil, Inc. *	65,400	2,468,196
Hasbro, Inc.	160,920	6,160,018
Jarden Corp.	100,918	3,359,560
Phillips-Van Heusen Corp.	86,378	4,954,642
Polaris Industries, Inc.	22,488	1,150,486
R. G. Barry Corp.	12,200	124,440
RC2 Corp. *	9,051	135,493
Sport Supply Group, Inc.	12,170	163,565
Steven Madden Ltd. *	670	32,696
The Timberland Co., Class A *	67,189	1,433,813
Tupperware Brands Corp.	590	28,450
UniFirst Corp.	20,278	1,044,317

		21,100,387

Consumer Services 2.6%
Ark Restaurants Corp.	288	3,928
Bob Evans Farms, Inc.	57,700	1,783,507
Career Education Corp. *	32,779	1,037,128
Carriage Services, Inc. *	886	4,067
Carrols Restaurant Group, Inc. *	21,000	142,800
CEC Entertainment, Inc. *	32,400	1,234,116
CPI Corp.	7,400	102,564
Cracker Barrel Old Country Store, Inc.	40,101	1,859,884
Full House Resorts, Inc. *	1,900	5,453
Jackson Hewitt Tax Service, Inc. (a)*	48,440	96,880
Lincoln Educational Services Corp. *	250	6,325
Red Lion Hotels Corp. *	16,500	119,130
Regis Corp.	85,150	1,590,602
Service Corp. International	88,707	814,330
Town Sports International Holdings, Inc. *	31,690	123,908

		8,924,622

Diversified Financials 0.7%
Advance America Cash Advance Centers, Inc.	34,865	202,914
BGC Partners, Inc., Class A	6,597	40,308
Cash America International, Inc.	5,370	212,008
Dollar Financial Corp. *	38,000	914,280
EZCORP, Inc., Class A *	4,900	100,940
JMP Group, Inc.	12,200	103,700
QC Holdings, Inc.	5,626	29,086
Raymond James Financial, Inc.	31,600	844,984

		2,448,220

Energy 3.5%
Adams Resources & Energy, Inc.	1,350	23,625
Global Industries Ltd. *	3,126	20,069
Green Plains Renewable Energy, Inc. *	12,200	174,094
Helmerich & Payne, Inc.	45,220	1,721,977
International Coal Group, Inc. *	125,870	575,226
Massey Energy Co.	104,670	5,473,194
Oil States International, Inc. *	66,870	3,031,886
Southern Union Co.	46,070	1,168,796

		12,188,867

Food, Beverage & Tobacco 0.1%
Corn Products International, Inc.	6,270	217,318
Golden Enterprises, Inc.	9,940	33,001
Hormel Foods Corp.	1,420	59,654
John B. Sanfilippo & Son, Inc. *	7,402	109,180

		419,153

Health Care Equipment & Services 11.3%
A.D.A.M., Inc. *	1,210	4,840
Amedisys, Inc. (a)*	45,440	2,509,197
AmSurg Corp. *	860	18,567
Anika Therapeutics, Inc. *	2,364	16,855
Capital Senior Living Corp. *	41,412	217,827
Community Health Systems, Inc. *	105,370	3,891,314
CONMED Corp. *	21,862	520,534
Coventry Health Care, Inc. *	169,000	4,177,680
Dynacq Healthcare, Inc. (a)*	4,470	13,187
Gentiva Health Services, Inc. *	5,187	146,688
Hanger Orthopedic Group, Inc. *	32,500	590,850
Health Management Associates, Inc., Class A *	113,840	979,024
Health Net, Inc. *	190,330	4,733,507
Healthspring, Inc. *	35,985	633,336
Invacare Corp.	40,600	1,077,524
inVentiv Health, Inc. *	350	7,861
Inverness Medical Innovations, Inc. *	44,420	1,730,159
Kewaunee Scientific Corp.	3,800	53,219
Kindred Healthcare, Inc. *	69,210	1,249,241
Kinetic Concepts, Inc. *	68,270	3,263,989
LifePoint Hospitals, Inc. *	92,400	3,398,472
MedCath Corp. *	27,700	290,019
Mediware Information Systems, Inc. *	3,500	31,360
National Dentex Corp. *	1,300	12,844
NovaMed, Inc. (a)*	16,541	56,239
Odyssey Healthcare, Inc. *	29,200	528,812
Omnicare, Inc.	215,100	6,085,179
Orthofix International N.V. *	28,523	1,037,667
PharMerica Corp. *	46,157	840,981
Span-America Medical Systems, Inc.	3,500	65,100
STERIS Corp.	8,045	270,795

26 See financial notes

 Laudus Rosenberg U.S. Discovery Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Universal Health Services, Inc., Class B	24,834	871,425

		39,324,292

Household & Personal Products 2.2%
American Oriental Bioengineering, Inc. (a)*	4,800	19,584
Elizabeth Arden, Inc. *	1,360	24,480
Energizer Holdings, Inc. *	62,750	3,938,190
Herbalife Ltd.	38,194	1,761,507
Nu Skin Enterprises, Inc., Class A	67,600	1,967,160
Revlon, Inc., Class A *	5,000	74,250

		7,785,171

Insurance 3.6%
American Equity Investment Life Holding Co.	88,305	940,448
American Financial Group, Inc.	74,955	2,132,470
American Independence Corp. *	3,000	18,750
Argo Group International Holdings Ltd.	45,200	1,473,068
Aspen Insurance Holdings Ltd.	104,820	3,023,009
Eastern Insurance Holdings, Inc.	773	7,838
National Western Life Insurance Co., Class A	30	5,530
PMA Capital Corp., Class A *	59,700	366,558
Protective Life Corp.	907	19,945
Reinsurance Group of America, Inc.	81,301	4,269,929
Stewart Information Services Corp.	13,491	186,176

		12,443,721

Materials 11.2%
American Pacific Corp. *	700	4,774
Arch Chemicals, Inc.	20,995	722,018
Buckeye Technologies, Inc. *	56,600	740,328
Bway Holding Co. *	310	6,231
Clearwater Paper Corp. *	19,001	935,799
Domtar Corp. *	61,500	3,961,215
Eastman Chemical Co.	100,800	6,418,944
Friedman Industries, Inc.	1,696	9,701
Huntsman Corp.	190,090	2,290,585
Innospec, Inc. *	41,634	472,962
International Flavors & Fragrances, Inc.	66,172	3,154,419
KapStone Paper and Packaging Corp. *	18,871	223,999
Nalco Holding Co.	79,256	1,928,298
NewMarket Corp.	10,500	1,081,395
OM Group, Inc. *	1,890	64,033
PolyOne Corp. *	69,182	708,424
RPM International, Inc.	154,547	3,298,033
Sealed Air Corp.	202,150	4,261,322
Stepan Co.	13,700	765,693
The Lubrizol Corp.	85,700	7,860,404
UFP Technologies, Inc. *	6,750	69,863

		38,978,440

Media 3.3%
AH Belo Corp., Class A *	480	3,442
Alloy, Inc. *	18,400	150,880
Cinemark Holdings, Inc.	2,870	52,636
Daily Journal Corp. *	440	29,383
Fisher Communications, Inc. *	6,730	94,893
Gannett Co., Inc.	115,590	1,909,547
Knology, Inc. *	38,300	514,752
Media General, Inc., Class A (a)*	13,740	113,905
Mediacom Communications Corp., Class A *	4,670	27,786
The Interpublic Group of Cos., Inc. *	815,100	6,781,632
The New York Times Co., Class A *	143,400	1,596,042

		11,274,898

Pharmaceuticals, Biotechnology & Life Sciences 3.8%
Accelrys, Inc. *	49,784	306,669
Cambrex Corp. *	47,495	192,355
Celera Corp. *	48,910	347,261
King Pharmaceuticals, Inc. *	345,900	4,067,784
Martek Biosciences Corp. *	50,600	1,139,006
Neurocrine Biosciences, Inc. *	74,176	189,149
Par Pharmaceutical Cos., Inc. *	56,329	1,396,959
Transcept Pharmaceuticals, Inc. *	8,350	66,383
Watson Pharmaceuticals, Inc. *	128,330	5,360,344

		13,065,910

Real Estate 2.9%
Ashford Hospitality Trust *	38,060	272,890
Cedar Shopping Centers, Inc.	68,200	539,462
Cogdell Spencer, Inc.	38,700	286,380
DCT Industrial Trust, Inc.	334,020	1,746,925
Douglas Emmett, Inc.	211,110	3,244,761
DuPont Fabros Technology, Inc.	23,011	496,808
Education Realty Trust, Inc.	87,400	501,676
HRPT Properties Trust	253,800	1,974,564
J.W. Mays, Inc. *	410	6,896
Mission West Properties, Inc.	32,307	222,272
One Liberty Properties, Inc. *	4,729	78,785
Ramco-Gershenson Properties Trust	44,000	495,440
Transcontinental Realty Investors, Inc. *	1,800	22,536

		9,889,395

Retailing 7.5%
Aeropostale, Inc. *	85,575	2,467,127
AMCON Distributing Co.	461	26,784
Barnes & Noble, Inc. (a)	4,576	98,933
Big Lots, Inc. *	25,670	934,901
Books-A-Million, Inc.	3,362	24,341
Cabela’s, Inc. (a)*	55,600	972,444
Core-Mark Holding Co., Inc. *	11,360	347,730
DSW, Inc., Class A *	11,550	294,872
Foot Locker, Inc.	42,160	634,086
Gaiam, Inc., Class A *	25,000	207,500
GameStop Corp., Class A *	27,800	609,098
Genesco, Inc. *	31,500	976,815
Hastings Entertainment, Inc. *	15,940	70,295

See financial notes 27

 Laudus Rosenberg U.S. Discovery Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Haverty Furniture Cos., Inc.	27,500	448,800
Jo-Ann Stores, Inc. *	47,500	1,994,050
Jos. A. Bank Clothiers, Inc. *	29,590	1,617,094
Netflix, Inc. *	41,800	3,082,332
Overstock.com, Inc. (a)*	28,678	466,018
RadioShack Corp.	226,920	5,135,200
Rent-A-Center, Inc. *	80,990	1,915,413
Retail Ventures, Inc. *	43,590	414,541
Stage Stores, Inc.	53,790	827,828
Systemax, Inc.	3,300	71,742
The Children’s Place Retail Stores, Inc. *	2,582	115,028
The Finish Line, Inc., Class A	63,057	1,029,090
The Pep Boys - Manny, Moe & Jack	94,019	944,891
West Marine, Inc. *	27,410	297,399

		26,024,352

Semiconductors & Semiconductor Equipment 4.2%
Actel Corp. *	38,400	531,840
Advanced Micro Devices, Inc. *	204,680	1,897,384
Amkor Technology, Inc. *	142,500	1,007,475
Applied Micro Circuits Corp. *	92,454	797,878
CEVA, Inc. *	25,200	293,832
Cirrus Logic, Inc. *	121,182	1,016,717
Cypress Semiconductor Corp. *	161,600	1,858,400
Fairchild Semiconductor International, Inc. *	187,610	1,998,046
FEI Co. *	52,200	1,195,902
Integrated Device Technology, Inc. *	242,000	1,483,460
Integrated Silicon Solutions, Inc. *	23,710	250,140
Kulicke & Soffa Industries, Inc. *	3,297	23,903
LSI Corp. *	322,196	1,971,840
Mindspeed Technologies, Inc. *	32,100	257,121
National Semiconductor Corp.	350	5,058

		14,588,996

Software & Services 8.5%
CACI International, Inc., Class A *	43,237	2,112,127
CIBER, Inc. *	100,600	376,244
Computer Task Group, Inc. *	21,900	158,775
Convergys Corp. *	181,800	2,228,868
CSG Systems International, Inc. *	56,280	1,179,629
Dynamics Research Corp. *	13,400	151,018
EarthLink, Inc.	56,840	485,414
Euronet Worldwide, Inc. *	46,300	853,309
Fair Isaac Corp.	77,200	1,956,248
Internet Gold-Golden Lines Ltd. (a)*	221	7,213
INX, Inc. *	7,235	34,656
JDA Software Group, Inc. *	3,260	90,693
Lawson Software, Inc. *	241,000	1,593,010
Mentor Graphics Corp. *	146,401	1,174,136
ModusLink Global Solutions, Inc. *	2,180	18,377
Ness Technologies, Inc. *	13,465	84,964
Novell, Inc. *	118,900	712,211
Parametric Technology Corp. *	206,000	3,718,300
Progress Software Corp. *	66,433	2,087,989
QAD, Inc.	19,500	102,375
Quest Software, Inc. *	109,900	1,955,121
Reis, Inc. *	11,700	68,503
SonicWALL, Inc. *	99,900	868,131
Stamps.com, Inc. *	3,897	39,360
Synopsys, Inc. *	243,496	5,447,006
TechTeam Global, Inc. *	15,500	104,935
Unisys Corp. *	24,758	863,807
United Online, Inc.	117,400	878,152

		29,350,571

Technology Hardware & Equipment 7.1%
Adaptec, Inc. *	64,880	212,158
Arris Group, Inc. *	126,410	1,518,184
Avnet, Inc. *	167,980	5,039,400
Black Box Corp.	32,600	1,002,776
Brocade Communications Systems, Inc. *	608,363	3,473,753
Comtech Telecommunications Corp. *	16,940	541,911
Concurrent Computer Corp. *	1,290	7,418
CPI International, Inc. *	920	12,199
Cray, Inc. *	52,300	311,185
Electronics for Imaging, Inc. *	16,526	192,197
EMS Technologies, Inc. *	589	9,777
Emulex Corp. *	136,084	1,807,196
Gerber Scientific, Inc. *	37,940	235,607
GTSI Corp. *	11,405	63,298
Insight Enterprises, Inc. *	64,087	920,289
Interphase Corp. *	1,200	3,132
Lexmark International, Inc., Class A *	134,093	4,838,075
Oplink Communications, Inc. *	24,920	462,017
OSI Systems, Inc. *	24,200	678,810
PC Connection, Inc. *	900	5,580
PC Mall, Inc. *	19,300	97,658
Richardson Electronics Ltd.	20,100	159,795
SeaChange International, Inc. *	34,467	247,473
Tech Data Corp. *	63,600	2,664,840
Telular Corp *	1,700	5,168
TESSCO Technologies, Inc.	6,500	152,815
Tollgrade Communications, Inc. *	3,450	21,700
Vicon Industries, Inc. *	7,000	35,700

		24,720,111

Telecommunication Services 2.0%
CenturyTel, Inc.	195,490	6,932,075
Premiere Global Services, Inc. *	1,300	10,738
SureWest Communications *	18,400	158,056

		7,100,869

Transportation 2.5%
Air T., Inc.	2,698	30,676
Alaska Air Group, Inc. *	66,100	2,725,303
AMERCO *	100	5,429
Avis Budget Group, Inc. *	156,000	1,794,000
Continental Airlines, Inc., Class B *	500	10,985
Genco Shipping & Trading Ltd. (a)*	1,364	28,794
International Shipholding Corp.	2,000	58,780
SkyWest, Inc.	104,975	1,499,043
UTI Worldwide, Inc.	156,591	2,398,974

		8,551,984

28 See financial notes

 Laudus Rosenberg U.S. Discovery Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Utilities 1.7%
American Water Works Co., Inc.	95,370	2,075,251
Northeast Utilities	11,400	315,096
ONEOK, Inc.	78,066	3,563,713

		5,954,060

Total Common Stock (Cost $284,732,257)		343,825,168

Other Investment Company 1.3% of net assets

State Street Institutional Liquid Reserves Fund - Institutional Class	4,676,959	4,676,959

Total Other Investment Company (Cost $4,676,959)		4,676,959

End of Investments.

Collateral Invested for Securities on Loan 1.1% of net assets

State Street Navigator Security Lending Prime Portfolio	3,780,125	3,780,125

Total Collateral Invested for Securities on Loan (Cost $3,780,125)		3,780,125

End of collateral invested for securities on loan.

At 03/31/10, the tax basis cost of the fund’s investments was $290,513,442 and the unrealized appreciation and depreciation were $64,396,117 and ($6,407,432), respectively, with a net unrealized appreciation of $57,988,685.

*	Non-income producing security.
(a)	All or a portion of this security is on loan.

See financial notes 29

 Laudus Rosenberg U.S. Discovery Fund

Statement of
Assets and Liabilities
As of March 31, 2010.

Assets

Investments, at value including securities on loan of $3,677,453 (cost $289,409,216)		$348,502,127
Collateral invested for securities on loan		3,780,125
Receivables:
Investments sold		1,297,411
Fund shares sold		419,277
Dividends		214,338
Interest		591
Income from securities on loan		35,164
Prepaid expenses	+	18,464

Total assets		354,267,497

Liabilities

Collateral held for securities on loan		3,780,125
Payables:
Investments bought		3,060,191
Fund shares redeemed		133,595
Trustee’s retirement plan		29,350
Investment adviser fees		25,763
Accrued expenses	+	209,055

Total liabilities		7,238,079

Net Assets

Total assets		354,267,497
Total liabilities	−	7,238,079

Net assets		$347,029,418

Net Assets by Source
Capital received from investors		466,296,206
Net investment income not yet distributed		249,382
Net realized capital losses		(178,609,081)
Net unrealized capital gains		59,092,911

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$347,029,418		24,142,003		$14.37

30 See financial notes

 Laudus Rosenberg U.S. Discovery Fund

Statement of
Operations
For April 1, 2009 through March 31, 2010.

Investment Income

Dividends (net of foreign withholding taxes of $353)		$3,939,766
Interest		13,940
Securities on loan	+	136,195

Total investment income		4,089,901

Expenses

Investment adviser fees		2,971,633
Transfer agent fees		115,596
Professional fees		91,833
Shareholder reports		89,403
Accounting and administration fees		50,823
Trustees’ fees		36,256
Registration fees		34,137
Sub-Accounting fees (Investor Shares )[1]		27,470
Custodian fees		25,614
Distribution and shareholder services fees (Investor Shares )[1]		14,881
Interest expense		5,597
Other expenses	+	88,451

Total expenses		3,551,694
Expense reduction by adviser	−	139,635
Custody credits	−	1

Net expenses	−	3,412,058

Net investment income		677,843

Realized and Unrealized Gains (Losses)

Net realized losses on investments		(22,680,659)
Net unrealized gains on investments	+	166,460,401

Net realized and unrealized gains		143,779,742

Net increase in net assets resulting from operations		$144,457,585

[1]	Effective November 19, 2009, all outstanding Investor Shares combined with Select Shares, resulting in a single class of shares of the fund.

See financial notes 31

 Laudus Rosenberg U.S. Discovery Fund

Statements of
Changes in Net Assets
For the current and prior report periods.

Operations

4/1/09-3/31/10			4/1/08-3/31/09
Net investment income		$677,843	$2,595,446
Net realized losses		(22,680,659)	(143,102,701)
Net unrealized gains (losses)	+	166,460,401	(148,676,585)

Increase (Decrease) in net assets from operations		144,457,585	(289,183,840)

Distributions to Shareholders[1,2]

Distributions from net investment income
Investor Shares		240,121	158,428
Select Shares	+	1,214,928	2,180,530

Total distributions from net investment income		$1,455,049	$2,338,958

Distributions from net realized gains
Investor Shares		17,386	673,788
Select Shares	+	43,178	2,118,982

Total distributions from net realized gains		$60,564	$2,792,770

Total distributions		$1,515,613	$5,131,728

Transactions in Fund Shares1,2,3

		4/1/09-3/31/10		4/1/08-3/31/09
		SHARES	VALUE	SHARES	VALUE
Shares Sold
Investor Shares		1,593,370	$16,923,858	3,456,214	$43,031,333
Select Shares	+	9,364,507	113,389,308	12,988,421	160,654,833

Total shares sold		10,957,877	$130,313,166	16,444,635	$203,686,166

Issued in connection with merger
Select Shares	+	13,015,793	161,701,705	—	—

Total shares issued in connection with merger		13,015,793	$161,701,705	—	$—

Shares Reinvested
Investor Shares		20,665	$251,704	82,365	$819,528
Select Shares	+	96,930	1,196,114	416,456	4,197,876

Total shares reinvested		117,595	$1,447,818	498,821	$5,017,404

Shares Redeemed
Investor Shares		(10,428,950)	($122,712,793)	(5,347,797)	($68,027,483)
Select Shares	+	(29,645,582)	(344,211,387)	(16,973,500)	(204,536,277)

Total shares redeemed		(40,074,532)	($466,924,180)	(22,321,297)	($272,563,760)

Net transactions in fund shares		(15,983,267)	($173,461,491)	(5,377,841)	($63,860,190)

Shares Outstanding and Net Assets

		4/1/09-3/31/10		4/1/08-3/31/09
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		40,125,270	$377,548,937	45,503,111	$735,724,695
Total decrease	+	(15,983,267)	(30,519,519)	(5,377,841)	(358,175,758)

End of period		24,142,003	$347,029,418	40,125,270	$377,548,937

Net investment income not yet distributed			$249,382		$1,052,127

[1]	Effective November 19, 2009, all outstanding Investor Shares (4,973,069 shares valued at $61,027,487) combined with Select Shares resulting in a single class of shares of the fund.
[2]	Effective July 31, 2008, the Institutional Shares class was redesignated as Select Shares.
[3]	Effective November 19, 2009, all the assets and liabilities of the Laudus Rosenberg U.S. Small Capitalization Fund were transferred to the Laudus Rosenberg Discovery Fund.

32 See financial notes

Laudus Rosenberg International Discovery Fund

Financial Statements

Financial Highlights

	4/1/09–		4/1/08–	4/1/07–	5/31/06[1]–
Investor Shares	3/31/10		3/31/09	3/31/08	3/31/07

Per-Share Data ($)

Net asset value at beginning of period	6.04		11.43	12.04	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.07	[2]	0.17 [2]	0.11 [2]	0.06	[2]
Net realized and unrealized gains (losses)	3.43		(5.45)	(0.16)	2.06

Total from investment operations	3.50		(5.28)	(0.05)	2.12
Less distributions:
Distributions from net investment income	(0.12)		(0.11)	(0.10)	(0.06)
Distributions from net realized gains	—		—	(0.46)	(0.02)

Total distributions	(0.12)		(0.11)	(0.56)	(0.08)

Net asset value at end of period	9.42		6.04	11.43	12.04

Total return (%)	58.12		(46.33)	(0.51)	21.62	[3]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.66	[4]	1.65	1.65	1.64	[5]
Gross operating expenses	1.95		1.86	1.81	2.03	[5]
Net investment income (loss)	0.90		1.90	0.89	0.75	[5]
Portfolio turnover rate	132		159	147	106	[3]
Net assets, end of period ($ x 1,000)	33,741		34,005	121,930	51,572

	4/1/09–		4/1/08[6]–	4/1/07–	5/31/06[1]–
Select Shares	3/31/10		3/31/09	3/31/08	3/31/07

Per-Share Data ($)

Net asset value at beginning of period	6.03		11.45	12.05	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.09	[2]	0.15 [2]	0.14 [2]	0.09	[2]
Net realized and unrealized gains (losses)	3.44		(5.42)	(0.16)	2.06

Total from investment operations	3.53		(5.27)	(0.02)	2.15
Less distributions:
Distributions from net investment income	(0.15)		(0.15)	(0.12)	(0.08)
Distributions from net realized gains	—		—	(0.46)	(0.02)

Total distributions	(0.15)		(0.15)	(0.58)	(0.10)

Net asset value at end of period	9.41		6.03	11.45	12.05

Total return (%)	58.75		(46.20)	(0.24)	21.90	[3]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.36	[7]	1.35	1.35	1.34	[5]
Gross operating expenses	1.56		1.54	1.54	1.64	[5]
Net investment income (loss)	1.09		1.87	1.14	1.06	[5]
Portfolio turnover rate	132		159	147	106	[3]
Net assets, end of period ($ x 1,000)	307,866		182,191	139,643	19,173

1 Commencement of operations.
2 Calculated based on the average shares outstanding during the period.
3 Not annualized.
4 The ratio of net operating expenses would have been 1.65% if certain non-routine expenses (proxy expense) had not been incurred.
5 Annualized.
6 Effective July 31, 2008, the Institutional Shares class was redesignated as Select Shares.
7 The ratio of net operating expenses would have been 1.35% if certain non-routine expenses (proxy expense) had not been incurred.

See financial notes 33

 Laudus Rosenberg International Discovery Fund

Portfolio Holdings as of March 31, 2010

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the Fund’s website at www.laudus.com.

		Cost	Value
Holdings by Category		($)	($)

96.3%	Common Stock	283,574,947	328,981,330
1.7%	Preferred Stock	4,934,666	5,844,040
1.5%	Other Investment Company	5,003,383	5,003,383

99.5%	Total Investments	293,512,996	339,828,753
0.5%	Other Assets and Liabilities, Net		1,778,517

100.0%	Net Assets		341,607,270

	Number	Value
Security	of Shares	($)

Common Stock 96.3% of net assets

Australia 4.7%

Banks 0.2%
Bank of Queensland Ltd.	74,200	801,409

Capital Goods 0.4%
Leighton Holdings Ltd.	42,809	1,529,030

Commercial & Professional Supplies 0.4%
Brambles Ltd.	51,300	346,048
Downer EDI Ltd.	147,800	1,023,288

		1,369,336

Consumer Services 0.7%
Crown Ltd.	10,800	80,971
Flight Centre Ltd.	28,600	549,696
TABCORP Holdings Ltd.	163,800	1,035,829
Tatts Group Ltd.	292,926	660,793

		2,327,289

Energy 0.1%
Whitehaven Coal Ltd.	112,000	527,803

Food, Beverage & Tobacco 0.4%
Coca-Cola Amatil Ltd.	25,200	259,973
Foster’s Group Ltd.	72,000	349,056
Goodman Fielder Ltd.	498,500	652,763

		1,261,792

Insurance 0.8%
Insurance Australia Group Ltd.	48,700	173,197
Suncorp.-Metway Ltd.	308,700	2,415,940

		2,589,137

Materials 1.2%
Amcor Ltd.	25,400	148,853
Lihir Gold Ltd.	39,500	111,028
Macarthur Coal Ltd.	67,600	870,695
Mount Gibson Iron Ltd. *	297,100	509,052
OneSteel Ltd.	45,500	162,704
Orica Ltd.	91,800	2,253,211

		4,055,543

Media 0.4%
Fairfax Media Ltd.	829,900	1,369,185

Real Estate 0.1%
Stockland	78,000	284,940

Retailing 0.0%
Harvey Norman Holdings Ltd.	3,159	10,472

Utilities 0.0%
AGL Energy Ltd.	4,500	62,008

		16,187,944

Austria 0.7%

Capital Goods 0.1%
Strabag SE	19,200	485,671

Energy 0.3%
OMV AG	30,200	1,132,282

Materials 0.3%
Voestalpine AG	21,224	855,720

		2,473,673

Belgium 1.3%

Food & Staples Retailing 0.2%
Delhaize Group	7,000	561,819

Health Care Equipment & Services 0.1%
Omega Pharma S.A. *	3,400	169,047

Materials 0.5%
Solvay S.A.	16,200	1,663,010
Umicore	2,125	74,126

		1,737,136

Pharmaceuticals, Biotechnology & Life Sciences 0.5%
UCB S.A.	41,600	1,774,808

Real Estate 0.0%
Cofinimmo *	796	112,185

		4,354,995

Brazil 1.3%

Capital Goods 0.3%
Empresa Brasileira de Aeronautica S.A. *	152,900	904,495

Food, Beverage & Tobacco 0.1%
BRF - Brasil Foods S.A.	9,700	261,270

Insurance 0.1%
Porto Seguro S.A.	23,300	235,836

Materials 0.3%
Bradespar S.A.	49,000	1,129,699

34 See financial notes

 Laudus Rosenberg International Discovery Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Software & Services 0.0%
Redecard S.A.	2,500	46,251

Utilities 0.5%
Companhia de Saneamento Basico do Estado de Sao Paulo	44,300	795,151
Companhia de Saneamento de Minas Gerais - Copasa MG	31,600	456,670
EDP - Energias do Brasil S.A.	32,200	619,248

		1,871,069

		4,448,620

Canada 6.5%

Automobiles & Components 0.4%
Magna International, Inc., Class A *	21,640	1,339,117

Banks 0.5%
Home Capital Group, Inc.	7,000	297,947
National Bank of Canada	26,090	1,588,545

		1,886,492

Capital Goods 0.1%
Bombardier, Inc., Class B	53,400	327,556
SNC-Lavalin Group, Inc.	1,000	48,845

		376,401

Commercial & Professional Supplies 0.0%
Transcontinental, Inc., Class A	3,160	42,407

Diversified Financials 0.1%
IGM Financial, Inc.	6,200	272,259

Energy 0.8%
AltaGas Income Trust	7,600	137,685
Crescent Point Energy Corp.	1,200	46,043
Enerplus Resources Fund	5,610	132,952
Mullen Group Ltd.	21,100	333,229
Nexen, Inc.	28,700	710,118
Penn West Energy Trust	52,600	1,113,992
Petrobank Energy & Resources Ltd. *	4,200	230,005
Provident Energy Trust	16,300	126,465

		2,830,489

Food & Staples Retailing 0.1%
Shoppers Drug Mart Corp.	4,600	197,651

Food, Beverage & Tobacco 0.1%
Maple Leaf Foods, Inc.	28,330	288,140

Insurance 0.5%
Fairfax Financial Holdings Ltd.	2,247	844,907
Power Corp. of Canada	26,500	799,970

		1,644,877

Materials 2.2%
Agnico-Eagle Mines Ltd.	3,200	178,770
Agrium, Inc.	23,200	1,640,549
Canfor Corp. *	39,910	371,338
Eldorado Gold Corp. *	1,300	15,782
First Quantum Minerals Ltd.	14,900	1,226,006
IAMGOLD Corp.	73,200	972,973
Inmet Mining Corp.	14,040	815,734
PAN American Silver Corp.	2,400	55,247
Quadra Mining Ltd. *	400	6,124
Sherritt International Corp.	12,500	99,198
Sino-Forest Corp. *	19,500	382,071
West Fraser Timber Co., Ltd.	15,900	604,753
Yamana Gold, Inc.	129,600	1,282,410

		7,650,955

Media 0.2%
Astral Media, Inc.	6,530	228,886
Corus Entertainment, Inc., Class B	780	15,245
Quebecor, Inc., Class B	12,600	428,994
Shaw Communications, Inc., Class B	1,600	31,680

		704,805

Retailing 0.2%
Canadian Tire Corp., Ltd., Class A	11,820	645,203

Software & Services 0.1%
CGI Group, Inc., Class A *	11,500	172,107

Technology Hardware & Equipment 0.2%
Celestica, Inc. *	59,610	651,475

Telecommunication Services 0.2%
Telus Corp. - Non Voting	24,070	861,226

Transportation 0.5%
Canadian Pacific Railway Ltd.	28,300	1,594,931

Utilities 0.3%
ATCO Ltd., Class I	17,900	897,952
Canadian Utilities Ltd., Class A	3,900	188,539

		1,086,491

		22,245,026

Chile 0.9%

Banks 0.3%
Banco de Chile ADR	12,613	729,788
Corpbanca S.A. ADR	5,100	219,300

		949,088

Food, Beverage & Tobacco 0.1%
Compania Cervecerias Unidas S.A.	1,000	7,470
Compania Cervecerias Unidas S.A. ADR	12,427	466,137
Embotelladora Andina S.A. Series A ADR	1,817	31,797

		505,404

Materials 0.2%
Sociedad Quimica y Minera de Chile S.A. ADR	15,100	564,589

Transportation 0.2%
Lan Airlines S.A. ADR	30,000	529,500

Utilities 0.1%
Enersis S.A. ADR	25,900	517,741

		3,066,322

China 2.0%

Automobiles & Components 0.9%
Chongqing Changan Automobile Co., Ltd., Class B	289,800	255,973
Dongfeng Motor Group Co., Ltd., Class H	791,000	1,282,589
Great Wall Motor Co., Ltd., Class H	211,000	438,358
Jiangling Motors Corp., Ltd., Class B	455,804	794,183

See financial notes 35

 Laudus Rosenberg International Discovery Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Qingling Motors Co., Ltd., Class H	788,000	213,882

		2,984,985

Capital Goods 0.3%
Baoye Group Co., Ltd., Class H	239,000	173,846
Hangzhou Steam Turbine Co., Ltd., Class B	118,200	266,079
Shanghai Mechanical & Electrical Industry Co., Ltd., Class B	493,840	529,900

		969,825

Energy 0.1%
Yanzhou Coal Mining Co., Ltd., Class H	74,000	178,055

Materials 0.3%
China Bluechemical Ltd., Class H	834,000	543,187
Shandong Chenming Paper Holdings, Ltd., Class B	872,200	653,746

		1,196,933

Technology Hardware & Equipment 0.1%
Great Wall Technology Co., Ltd., Class H	448,000	193,667
Kingboard Laminates Holding Ltd.	49,000	42,684

		236,351

Telecommunication Services 0.1%
China Communications Services Corp., Ltd., Class H	914,000	458,491

Transportation 0.2%
Guangshen Railway Co., Ltd., Class H	804,000	321,624
Zhejiang Expressway Co., Ltd., Class H	356,000	320,997

		642,621

		6,667,261

Columbia 0.2%

Banks 0.2%
Bancolombia S.A. ADR	13,900	634,674

Denmark 1.1%

Food, Beverage & Tobacco 0.8%
Carlsberg A/S, Class B	17,100	1,433,583
Danisco A/S	19,198	1,430,657

		2,864,240

Pharmaceuticals, Biotechnology & Life Sciences 0.3%
H. Lundbeck A/S	45,424	852,507

		3,716,747

Egypt 0.9%

Banks 0.2%
National Societe Generale Bank	90,000	539,492

Materials 0.2%
Ezz Steel *	144,000	548,058

Real Estate 0.2%
Talaat Moustafa Group *	540,000	750,346

Telecommunication Services 0.3%
Telecom Egypt	342,000	1,058,578

		2,896,474

Finland 1.0%

Capital Goods 0.5%
Konecranes Oyj	12,540	370,323
Metso Corp. Oyj	10,400	335,655
Wartsila Corp. Oyj	17,562	889,268

		1,595,246

Materials 0.5%
Huhtamaki Oyj	16,000	174,349
UPM-Kymmene Oyj	118,000	1,564,677

		1,739,026

Real Estate 0.0%
Citycon Oyj	23,954	95,306

		3,429,578

France 3.0%

Automobiles & Components 0.6%
Compagnie Generale des Etablissements Michelin, Class B	15,600	1,148,922
Faurecia *	9,100	182,182
PSA Peugeot Citroen *	23,500	690,379

		2,021,483

Capital Goods 0.1%
Faiveley Transport	423	34,524
Nexans S.A.	274	23,313
Zodiac Aerospace	8,917	438,720

		496,557

Consumer Services 0.4%
Sodexho	24,073	1,435,647

Insurance 0.4%
CNP Assurances	12,993	1,226,172

Materials 0.1%
Rhodia S.A. *	10,106	208,684

Media 0.5%
Lagardere S.C.A.	35,200	1,422,864
M6 Metropole Television	10,183	262,854

		1,685,718

Real Estate 0.2%
Fonciere des Regions	604	66,450
Gecina S.A.	4,600	509,160

		575,610

Software & Services 0.7%
Atos Origin S.A. *	16,800	843,825
Cap Gemini S.A.	35,058	1,723,674

		2,567,499

		10,217,370

Germany 1.8%

Capital Goods 0.3%
MTU Aero Engines Holding AG	16,200	942,301

36 See financial notes

 Laudus Rosenberg International Discovery Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Rheinmetall AG	159	11,377

		953,678

Health Care Equipment & Services 0.3%
Celesio AG	30,400	971,599

Materials 0.6%
Salzgitter AG	12,000	1,111,867
ThyssenKrupp AG	26,730	916,572

		2,028,439

Semiconductors & Semiconductor Equipment 0.1%
Infineon Technologies AG *	66,000	457,080

Software & Services 0.1%
United Internet AG - Reg’d *	18,491	280,571

Transportation 0.4%
Deutsche Lufthansa AG - Reg’d *	80,800	1,339,222

		6,030,589

Greece 0.6%

Food, Beverage & Tobacco 0.3%
Coca Cola Hellenic Bottling Co., S.A.	42,750	1,150,742

Utilities 0.3%
Public Power Corp. S.A. *	56,000	983,541

		2,134,283

Hong Kong 4.1%

Banks 0.1%
Industrial & Commercial Bank of China (Asia) Ltd.	156,000	389,861
The Bank of East Asia Ltd.	29,800	109,430

		499,291

Capital Goods 0.2%
Shanghai Industrial Holdings Ltd.	148,000	677,305

Consumer Durables & Apparel 0.5%
Bosideng International Holdings Ltd.	195,000	43,637
Shenzhou International Group	338,000	487,166
Yue Yuen Industrial Holdings Ltd. (a)(b)	291,500	1,013,685

		1,544,488

Consumer Services 0.1%
The Hongkong & Shanghai Hotels Ltd.	300,500	463,977

Diversified Financials 0.3%
First Pacific Co., Ltd.	1,036,000	670,204
Guoco Group Ltd.	39,000	404,868

		1,075,072

Food, Beverage & Tobacco 0.3%
Chaoda Modern Agriculture (Holdings) Ltd.	938,608	998,819

Materials 0.2%
Fosun International	686,000	547,858

Media 0.1%
Television Broadcasts Ltd.	66,000	319,504

Real Estate 1.5%
Champion Real Estate Investment Trust	174,000	83,065
China Properties Group Ltd. *	532,000	159,297
Chinese Estates Holdings Ltd.	299,000	499,727
Great Eagle Holdings Ltd.	220,000	616,831
Hang Lung Group Ltd.	3,000	15,890
Hongkong Land Holdings Ltd.	53,000	268,324
Hopson Development Holdings Ltd.	124,000	199,897
Hysan Development Co., Ltd.	294,000	849,120
New World China Land Ltd.	1,392,400	496,022
New World Development Co., Ltd.	489,000	954,886
Soho China Ltd.	499,000	282,277
Wheelock & Co., Ltd.	275,000	809,785

		5,235,121

Retailing 0.1%
Esprit Holdings Ltd.	48,905	385,426

Technology Hardware & Equipment 0.2%
Digital China Holdings Ltd.	224,000	377,457
Kingboard Chemical Holdings Ltd.	63,000	286,186
Lenovo Group Ltd.	30,000	20,662

		684,305

Transportation 0.3%
Cathay Pacific Airways Ltd. *	500,000	1,051,737

Utilities 0.2%
Guangdong Investment Ltd.	1,052,000	568,557

		14,051,460

India 3.0%

Automobiles & Components 0.0%
Hero Honda Motors Ltd.	1,700	73,766

Banks 0.7%
Bank of Baroda	34,340	490,141
Bank of India	45,990	347,026
Bank of Maharashtra Ltd.	158,650	176,241
Corporation Bank	11,060	116,960
Dena Bank Ltd.	16,563	28,785
Indian Bank	40,230	156,892
Syndicate Bank	194,280	372,412
UCO Bank	209,530	264,512
Union Bank of India Ltd.	41,730	272,297

		2,225,266

Capital Goods 0.0%
SKF India Ltd.	11,685	90,223

Diversified Financials 0.0%
JM Financial Ltd.	15,386	12,939
Shriram Transport Finance Co., Ltd.	10,420	121,814

		134,753

Energy 0.3%
Bharat Petroleum Corp., Ltd.	22,260	256,341
Cairn India Ltd. *	68,310	463,415
Mangalore Refinery & Petrochemicals Ltd.	82,760	140,136

		859,892

Materials 1.4%
Grasim Industries Ltd.	2,050	128,654
Gujarat Alkalies & Chemicals Ltd.	4,107	11,506
Gujarat Fluorochemicals Ltd.	2,200	6,899
Gujarat Narmada Valley Fertilizers Co., Ltd.	47,990	120,249

See financial notes 37

 Laudus Rosenberg International Discovery Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Gujarat State Fertilizers & Chemicals Ltd.	30,440	148,984
Hindalco Industries Ltd.	200,690	809,215
Hindustan Zinc Ltd.	27,156	727,353
Steel Authority of India Ltd.	39,790	224,166
Sterlite Industries (India) Ltd.	51,840	979,681
Tata Steel Ltd.	72,300	1,017,148
Ultra Tech Cement Ltd.	17,628	452,677

		4,626,532

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Dr. Reddy’s Laboratories Ltd.	15,000	427,113

Software & Services 0.2%
HCL Technologies Ltd.	80,290	646,190

Utilities 0.3%
Gail India Ltd.	109,260	995,181

		10,078,916

Indonesia 1.3%

Banks 0.6%
PT Bank Mandiri	2,649,500	1,552,964
PT Bank Negara Indonesia (Persero) Tbk	1,861,000	464,121

		2,017,085

Capital Goods 0.3%
PT United Tractors Tbk	633,000	1,273,896

Energy 0.3%
PT Adaro Energy	4,974,000	1,068,590

Materials 0.1%
PT International Nickel Indonesia Tbk (INCO)	454,000	234,967

		4,594,538

Ireland 0.2%

Capital Goods 0.2%
DCC plc	29,400	762,029

Israel 1.2%

Banks 1.0%
First International Bank of Israel Ltd. *	48,000	898,394
Israel Discount Bank Ltd., Class A *	640,000	1,461,110
Mizrahi Tefahot Bank Ltd. *	123,000	1,160,861

		3,520,365

Capital Goods 0.2%
Discount Investment Corp. - Reg’d	24,000	667,897

		4,188,262

Italy 1.7%

Automobiles & Components 0.1%
Fiat S.p.A.	28,000	364,364

Banks 0.0%
Credito Emiliano S.p.A. *	12,094	83,438

Capital Goods 0.5%
C.I.R. S.p.A. - Compagnie Industriali Riunite *	70,000	168,604
Danieli S.p.A. - Officine Meccaniche Danieli & C.	600	16,078
Finmeccanica S.p.A.	108,900	1,453,125

		1,637,807

Consumer Services 0.2%
Autogrill S.p.A. *	62,582	761,632

Materials 0.2%
Italcementi S.p.A.	69,388	802,132

Media 0.3%
Mediaset S.p.A.	110,000	944,656

Transportation 0.1%
Autostrada Torino-Milano S.p.A.	21,972	308,594

Utilities 0.3%
Edison S.p.A.	527,439	803,026

		5,705,649

Japan 19.6%

Automobiles & Components 2.6%
Aisin Seiki Co., Ltd.	2,600	78,073
Daihatsu Motor Co., Ltd.	154,000	1,472,112
Fuji Heavy Industries Ltd. *	310,000	1,608,480
Mazda Motor Corp. *	614,000	1,731,811
NGK SPARK PLUG Co., Ltd.	86,000	1,171,482
Toyota Auto Body Co., Ltd.	60,600	1,037,217
Yamaha Motor Co., Ltd. *	111,300	1,672,028

		8,771,203

Banks 0.5%
Yamaguchi Financial Group, Inc.	145,000	1,588,454

Capital Goods 1.6%
Hankyu Hanshin Holdings, Inc.	9,000	41,742
JTEKT Corp.	140,500	1,663,275
Minebea Co., Ltd.	162,000	986,945
Nippon Sheet Glass Co., Ltd.	254,000	751,226
NTN Corp.	75,000	339,277
Toyota Tsusho Corp.	106,600	1,674,641

		5,457,106

Commercial & Professional Supplies 0.9%
Dai Nippon Printing Co., Ltd.	102,000	1,379,671
Toppan Printing Co., Ltd.	197,000	1,781,698

		3,161,369

Consumer Durables & Apparel 2.5%
Makita Corp.	48,900	1,614,192
NAMCO BANDAI Holdings, Inc.	146,400	1,427,802
Nikon Corp.	38,400	839,540
Sankyo Co., Ltd.	20,700	1,024,759
Sega Sammy Holdings, Inc.	51,200	620,336
Shimano, Inc.	37,800	1,675,595
Yamaha Corp.	98,600	1,274,746

		8,476,970

Diversified Financials 0.4%
Daiwa Securities Group, Inc.	266,000	1,401,998

Energy 0.3%
Nippon Mining Holdings, Inc. (a)(b)	250,000	1,187,498

Food, Beverage & Tobacco 0.7%
MEIJI Holdings Co., Ltd. *	21,600	838,177

38 See financial notes

 Laudus Rosenberg International Discovery Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Nippon Meat Packers, Inc.	115,000	1,454,932

		2,293,109

Health Care Equipment & Services 0.3%
Medipal Holdings Corp.	92,700	1,099,058

Materials 3.8%
Kaneka Corp.	214,000	1,388,558
Mitsubishi Chemical Holdings Corp.	358,500	1,835,941
Mitsubishi Materials Corp. *	491,000	1,414,319
Mitsui Chemicals, Inc.	496,000	1,503,720
Sumitomo Chemical Co., Ltd.	407,000	1,992,800
Sumitomo Metal Mining Co., Ltd.	135,000	2,008,528
Teijin Ltd.	499,000	1,677,358
Toyo Seikan Kaisha Ltd.	63,700	1,128,766

		12,949,990

Media 0.4%
Hakuhodo Dy Holdings, Inc.	40	2,109
Tokyo Broadcasting System Holdings, Inc.	86,900	1,318,000

		1,320,109

Pharmaceuticals, Biotechnology & Life Sciences 0.9%
Dainippon Sumitomo Pharma Co., Ltd.	155,600	1,427,726
Taisho Pharmaceutical Co., Ltd.	87,000	1,581,059

		3,008,785

Retailing 0.0%
AOYAMA TRADING Co., Ltd.	8,400	138,750

Semiconductors & Semiconductor Equipment 0.6%
Rohm Co., Ltd.	27,500	2,057,672

Software & Services 0.5%
NTT Data Corp.	531	1,770,518

Technology Hardware & Equipment 3.0%
Brother Industries Ltd.	83,300	1,009,001
Konica Minolta Holdings, Inc.	158,000	1,848,024
NEC Corp. *	679,000	2,045,182
Nippon Electric Glass Co., Ltd.	129,000	1,820,826
Seiko Epson Corp.	94,000	1,462,677
Tdk Corp.	31,800	2,119,946

		10,305,656

Transportation 0.6%
All Nippon Airways Co., Ltd.	79,000	225,801
West Japan Railway Co.	545	1,877,749

		2,103,550

		67,091,795

Luxembourg 0.0%

Transportation 0.0%
Stolt-Nielsen S.A.	1,900	31,199

Malaysia 0.9%

Automobiles & Components 0.1%
Proton Holdings Berhad *	198,000	285,619

Banks 0.2%
CIMB Group Holdings Berhad	199,000	857,382

Consumer Services 0.1%
Genting Berhad	180,000	363,646

Materials 0.1%
Titan Chemicals Corp. Berhad *	499,500	188,107

Transportation 0.0%
Malaysia Airports Holdings Berhad	82,000	121,145

Utilities 0.4%
Tenaga Nasional Berhad	537,000	1,319,807

		3,135,706

Mexico 1.4%

Banks 0.0%
Grupo Financiero Banorte S.A.B. de C.V., Class O	4,300	19,073

Capital Goods 0.2%
Alfa S.A.B., Class A	12,800	100,837
Grupo Carso S.A.B de C.V., Series A1	184,200	704,694

		805,531

Food & Staples Retailing 0.0%
Grupo Gigante S.A.B. de C.V., Class B	71,800	110,919

Food, Beverage & Tobacco 0.6%
Coca-Cola Femsa S.A.B. de C.V. (Femsa), Series L	112,300	749,530
Embotelladoras Arca S.A.B. de C.V.	141,400	487,430
Grupo Bimbo S.A.B. de C.V., Series A	41,500	370,567
Grupo Continental S.A.B.	141,900	428,096

		2,035,623

Household & Personal Products 0.3%
Kimberly-Clark de Mexico S.A.B. de C.V., Class A	167,300	945,851

Materials 0.3%
Grupo Mexico S.A.B. de C.V., Series B	281,900	754,925
Grupo Simec S.A. de C.V., Series B *	83,700	241,479

		996,404

		4,913,401

Netherlands 1.4%

Capital Goods 0.3%
Imtech N.V.	26,000	833,702
Koninklijke BAM Groep N.V.	17,287	134,230

		967,932

Commercial & Professional Supplies 0.0%
Randstad Holding N.V. *	3,000	142,466

Food, Beverage & Tobacco 0.2%
CSM *	16,500	512,019
Nutreco Holding N.V.	3,131	197,202

		709,221

Health Care Equipment & Services 0.0%
Mediq N.V.	4,403	81,084

Materials 0.4%
Akzo Nobel N.V.	10,200	580,984
Koninklijke DSM N.V.	14,710	655,326

		1,236,310

Semiconductors & Semiconductor Equipment 0.5%
STMicroelectronics N.V.	171,154	1,698,412

		4,835,425

See financial notes 39

 Laudus Rosenberg International Discovery Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

New Zealand 0.0%

Transportation 0.0%
Air New Zealand Ltd.	72,900	65,722

Northern Ireland 0.1%

Materials 0.1%
Rexam plc	82,881	368,417

Norway 0.6%

Energy 0.5%
Aker A.S.A., Class A	14,045	388,211
Aker Solutions A.S.A.	69,000	1,083,689
Petroleum Geo-Services A.S.A. *	20,000	262,710
TGS Nopec Geophysical Co., A.S.A. *	2,167	46,107

		1,780,717

Media 0.1%
Schibsted A.S.A. *	9,860	248,973

		2,029,690

Peru 0.1%

Materials 0.1%
Cia de Minas Buenaventura S.A. ADR	6,300	195,111

Philippines 0.1%

Diversified Financials 0.0%
Ayala Corp.	15,000	110,175

Food, Beverage & Tobacco 0.1%
San Miguel Corp., Class B	106,600	173,408

		283,583

Poland 1.2%

Banks 0.1%
Bank Handlowy w Warszawie S.A. *	14,101	394,458
ING Bank Slaski S.A. *	16	4,175

		398,633

Energy 0.4%
Polski Koncern Naftowy Orlen S.A. *	24,000	325,707
Polskie Gornictwo Naftowe I Gazownictwo S.A.	870,000	1,114,973

		1,440,680

Materials 0.5%
KGHM Polska Miedz S.A.	43,200	1,623,617

Real Estate 0.2%
Globe Trade Centre S.A. *	72,000	625,631

		4,088,561

Portugal 0.1%

Utilities 0.1%
EDP - Energias de Portugal S.A.	68,402	271,792

Republic of Korea 4.3%

Banks 0.2%
Hana Financial Group, Inc.	21,530	667,318

Capital Goods 1.5%
CJ Corp.	8,220	489,683
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	46,020	882,667
Doosan Corp.	2,020	229,229
Hyundai Heavy Industries Co., Ltd.	500	104,687
Hyundai Mipo Dockyard Co., Ltd.	870	119,537
LG Corp.	22,520	1,413,749
Samsung C&T Corp.	3,220	173,268
SK Holdings Co., Ltd.	14,860	1,319,965
SK Networks Co., Ltd.	31,930	324,444

		5,057,229

Consumer Durables & Apparel 0.3%
LG Electronics, Inc.	10,110	1,027,739

Diversified Financials 0.2%
Woori Investment & Securities Co., Ltd.	50,680	702,909

Energy 0.2%
GS Holdings	17,350	614,855
SK Energy Co., Ltd.	1,020	109,503

		724,358

Food & Staples Retailing 0.0%
Shinsegae Co., Ltd.	170	80,414

Food, Beverage & Tobacco 0.1%
KT&G Corp.	3,570	197,495

Insurance 0.1%
Samsung Fire & Marine Insurance Co., Ltd.	1,000	160,424

Materials 0.7%
Hanwha Chemical Corp.	42,580	518,901
KISWIRE Ltd.	3,610	130,810
Korea Zinc Co., Ltd.	7,200	1,284,200
LG Chem Ltd.	2,497	530,679
SeAH Holdings Corp.	125	6,773

		2,471,363

Retailing 0.0%
GS Home Shopping, Inc.	1,810	111,465
Lotte Shopping Co., Ltd.	140	40,567

		152,032

Software & Services 0.1%
Nhn Corp. *	1,300	207,003

Technology Hardware & Equipment 0.4%
LG Display Co., Ltd.	41,280	1,458,721

Telecommunication Services 0.5%
KT Corp.	23,840	986,741
LG Telecom Ltd.	103,740	707,814

		1,694,555

		14,601,560

Russia 1.0%

Energy 0.6%
Tatneft ADR *	65,200	2,040,760

40 See financial notes

 Laudus Rosenberg International Discovery Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Telecommunication Services 0.4%
Sistema JSFC - Reg’d GDR *	56,200	1,522,964

		3,563,724

Singapore 1.7%

Banks 0.0%
DBS Group Holdings Ltd.	6,000	61,175

Capital Goods 0.6%
Fraser & Neave Ltd.	198,000	678,254
Keppel Corp., Ltd.	30,000	195,400
SembCorp Industries Ltd.	406,000	1,195,407

		2,069,061

Real Estate 0.3%
UOL Group Ltd.	279,000	776,623
Wheelock Properties (S) Ltd.	86,000	115,982

		892,605

Retailing 0.3%
Jardine Cycle & Carriage Ltd.	56,000	1,174,097

Transportation 0.5%
SIA Engineering Co., Ltd.	380,000	963,592
Singapore Airlines Ltd.	55,000	596,967

		1,560,559

		5,757,497

South Africa 2.9%

Banks 0.5%
Nedbank Group Ltd.	87,000	1,676,316

Capital Goods 0.4%
Aveng Ltd.	227,152	1,171,563
Bidvest Group Ltd.	11,411	213,530
Hosken Consolidated Investments Ltd. *	4,000	42,835

		1,427,928

Consumer Durables & Apparel 0.0%
Steinhoff International Holdings Ltd. *	44,802	122,842

Diversified Financials 0.0%
Investec Ltd.	13,122	112,616

Food, Beverage & Tobacco 0.1%
Pioneer Foods Ltd.	56,000	291,754

Health Care Equipment & Services 0.4%
Medi-Clinic Corp., Ltd.	153,951	572,425
Netcare Ltd. *	336,000	608,252

		1,180,677

Insurance 0.5%
Sanlam Ltd.	454,705	1,549,990

Materials 0.7%
Assore Ltd.	500	52,597
Gold Fields Ltd.	164,000	2,073,580
Harmony Gold Mining Co., Ltd.	42,800	404,400

		2,530,577

Retailing 0.3%
Imperial Holdings Ltd.	66,146	908,134

		9,800,834

South Korea 0.0%

Capital Goods 0.0%
KCC Corp.	300	93,921

Spain 1.5%

Banks 0.8%
Banco de Sabadell S.A.	282,000	1,557,615
Banco Popular Espanol S.A.	38,000	279,480
Bankinter S.A.	111,000	925,132

		2,762,227

Capital Goods 0.5%
Abengoa S.A.	6,482	186,372
Construcciones y Auxiliar de Ferrocarriles S.A.	885	521,045
Fomento de Construcciones y Contratas S.A.	27,300	998,459

		1,705,876

Food, Beverage & Tobacco 0.1%
Ebro Puleva S.A.	21,545	397,015

Insurance 0.1%
Grupo Catalana Occidente S.A.	7,564	153,894

		5,019,012

Sweden 1.8%

Capital Goods 0.1%
NCC AB, B Shares	8,139	141,813
Saab AB, B Shares	12,000	182,463

		324,276

Consumer Durables & Apparel 0.4%
Electrolux AB, B Shares *	63,629	1,457,424

Materials 0.9%
Boliden AB	71,608	1,023,063
Svenska Cellulosa AB, A Shares	10,000	142,800
Svenska Cellulosa AB, B Shares	139,961	1,973,403

		3,139,266

Pharmaceuticals, Biotechnology & Life Sciences 0.3%
Meda AB, A Shares	94,848	1,041,271

Real Estate 0.1%
Hufvudstaden AB, A Shares	29,917	255,835

		6,218,072

Switzerland 1.8%

Capital Goods 0.3%
Schindler Holding AG	8,020	705,513
Schindler Holding AG - Reg’d	2,049	177,881

		883,394

Commercial & Professional Supplies 0.0%
Adecco S.A. - Reg’d	300	17,031

Insurance 0.9%
Baloise Holding AG - Reg’d	12,197	1,081,722
Helvetia Patria Holding AG - Reg’d	2,400	844,161
Swiss Life Holding AG - Reg’d *	9,216	1,208,611

		3,134,494

See financial notes 41

 Laudus Rosenberg International Discovery Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Materials 0.2%
Ems-Chemie Holding AG - Reg’d	637	87,386
Sika AG	300	506,743

		594,129

Real Estate 0.4%
PSP Swiss Property AG - Reg’d *	12,835	824,045
Swiss Prime Site AG - Reg’d *	11,100	695,148

		1,519,193

		6,148,241

Taiwan 4.3%

Banks 0.5%
Mega Financial Holding Co., Ltd.	251,000	145,509
Taishin Financial Holding Co., Ltd. *	1,529,003	621,843
Taiwan Cooperative Bank	1,418,278	857,292

		1,624,644

Capital Goods 0.1%
CTCI Corp.	233,000	243,291

Diversified Financials 0.0%
Fubon Financial Holding Co., Ltd. *	12,000	14,586

Materials 0.2%
China Metal Products Co., Ltd.	102,000	145,881
Formosa Chemicals & Fibre Corp.	189,520	443,550

		589,431

Semiconductors & Semiconductor Equipment 0.9%
Advanced Semiconductor Engineering, Inc.	1,487,000	1,353,067
Powertech Technology, Inc.	42,000	150,035
Siliconware Precision Industries Co.	24,000	28,902
United Microelectronics Corp. *	3,230,000	1,724,720

		3,256,724

Technology Hardware & Equipment 2.6%
Acer, Inc.	438,945	1,296,209
Asustek Computer, Inc.	346,405	603,223
AU Optronics Corp.	1,230,847	1,394,148
Compal Electronics, Inc.	1,385,741	1,813,386
HTC Corp.	23,000	268,706
Lite-On Technology Corp.	841,028	1,115,926
Quanta Computer, Inc.	776,514	1,506,296
Wistron NeWeb Corp.	598,474	1,087,261

		9,085,155

		14,813,831

Thailand 0.8%

Banks 0.4%
Bangkok Bank Public Co., Ltd. NVDR	245,000	994,998
Krung Thai Bank Public Co., Ltd. NVDR	1,067,900	402,349

		1,397,347

Energy 0.0%
Banpu Public Co., Ltd. - Reg’d	7,000	133,592

Materials 0.3%
PTT Chemical Public Co., Ltd. NVDR	50,000	146,758
The Siam Cement Public Co., Ltd. NVDR	115,000	912,648

		1,059,406

Transportation 0.1%
Airports of Thailand Public Co., Ltd. NVDR	116,800	138,005
Thai Airways International Public Co., Ltd. NVDR *	16,000	13,952

		151,957

		2,742,302

Turkey 2.3%

Automobiles & Components 0.2%
Ford Otomotiv Sanayi A/S	90,000	658,441

Banks 0.3%
Turkiye Vakiflar Bankasi T.A.O., Class D *	384,000	1,032,420

Capital Goods 0.4%
Koc Holding A/S *	428,000	1,470,760

Diversified Financials 0.5%
Haci Omer Sabanci Holding A/S	363,111	1,566,963

Energy 0.3%
Tupras-Turkiye Petrol Rafinerileri A/S	49,000	1,113,020

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Eczacibasi Ilac Sanayi ve Ticaret A/S	108,247	200,304

Transportation 0.5%
Turk Hava Yollari Anonim Ortakligi	480,000	1,650,751

		7,692,659

United Kingdom 10.9%

Capital Goods 1.1%
Balfour Beatty plc	224,000	994,877
Carillion plc	100,000	495,649
Charter International plc	16,508	188,031
Meggitt plc	224,245	1,042,100
Melrose plc	297	992
Qinetiq Group plc	189,000	384,512
Travis Perkins plc *	66,500	827,301

		3,933,462

Commercial & Professional Supplies 0.2%
Homeserve plc	5,276	143,319
The Davis Service Group plc	88,000	564,134

		707,453

Consumer Durables & Apparel 0.1%
Persimmon plc *	58,000	410,576

Consumer Services 1.5%
Compass Group plc	339,500	2,710,294
Greene King plc	4,108	27,981
Millennium & Copthorne Hotel plc	74,000	545,353
Mitchells & Butlers plc *	108,000	520,379
Thomas Cook Group plc	308,000	1,261,735
Tui Travel plc	2,000	9,163

		5,074,905

Diversified Financials 1.0%
ICAP plc	170,000	963,676

42 See financial notes

 Laudus Rosenberg International Discovery Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
London Stock Exchange Group plc	83,200	897,129
Man Group plc	385,488	1,411,113

		3,271,918

Food, Beverage & Tobacco 0.3%
Britvic plc	893	6,278
Tate & Lyle plc	156,000	1,074,712

		1,080,990

Insurance 1.3%
Aviva plc	220,000	1,285,208
Legal & General Group plc	1,374,000	1,832,178
Old Mutual plc *	781,760	1,452,343

		4,569,729

Materials 1.1%
Croda International plc	34,200	486,594
Johnson Matthey plc	41,400	1,099,017
Kazakhmys plc *	64,000	1,479,425
Petropavlovsk plc	120	2,166
Vedanta Resources plc	14,914	627,936

		3,695,138

Media 0.3%
WPP plc	89,505	926,180

Real Estate 0.9%
British Land Co. plc	202,000	1,472,379
Derwent London plc	28,800	597,295
Land Securities Group plc	94,225	968,868

		3,038,542

Retailing 1.2%
Home Retail Group plc	316,000	1,300,137
Inchcape plc *	1,659,000	742,085
Kesa Electricals plc	144,000	277,524
Kingfisher plc	532,000	1,732,154
Sports Direct International *	150,000	244,389

		4,296,289

Software & Services 0.3%
Dimension Data Holdings plc	20,665	28,594
Logica plc	510,000	1,056,453
The Sage Group plc	28,425	103,202

		1,188,249

Telecommunication Services 0.5%
BT Group plc	695,000	1,304,587
COLT Telecom Group S.A. *	160,000	308,662

		1,613,249

Transportation 0.8%
Arriva plc	55,000	611,558
easyJet plc *	128,023	892,496
FirstGroup plc	149,669	815,146
National Express Group plc	81,278	281,868

		2,601,068

Utilities 0.3%
Drax Group plc	43,474	246,706
Severn Trent plc	37,527	680,411

		927,117

		37,334,865

Total Common Stock (Cost $283,574,947)		328,981,330

Preferred Stock 1.7% of net assets

Brazil 1.7%
All America Latina Logistica	11,728	17,641
Braskem S.A., Class A *	77,600	571,195
Centrais Eletricas de Santa Catarina S.A., Class B	7,200	148,951
Companhia de Transmissao de Energia Eletrica Paulista	14,000	368,825
Companhia Energetica de Minas Gerais	37,000	614,187
Companhia Paranaense de Energia-Copel, Class B	45,000	921,332
Confab Industrial S.A.	114,000	303,214
Gerdau S.A.	22,200	360,773
Tele Norte Leste Participacoes S.A.	48,800	864,671
Telecomunicacoes de Sao Paulo S.A.	16,900	365,968
Telemar Norte Leste S.A., Class A	15,000	422,667
Usinas Siderurgicas de Minas Gerais S.A., Class A	12,900	441,908
Vivo Participacoes S.A.	16,300	442,708

Total Preferred Stock (Cost $4,934,666)		5,844,040

Other Investment Company 1.5% of net assets

United States 1.5%
State Street Institutional Liquid Reserves Fund - Institutional Class	5,003,383	5,003,383

Total Other Investment Company (Cost $5,003,383)		5,003,383

End of Investments.

At 03/31/10, the tax basis cost of the fund’s investments was $298,040,306 and the unrealized appreciation and depreciation were $49,285,460 and ($7,497,013), respectively, with a net unrealized appreciation of $41,788,447.

At 03/31/10, the values of certain foreign securities held by the fund aggregating $288,097,517 were adjusted from their closing market values following the guidelines adopted by the fund’s board of trustees.

*	Non-income producing security.
(a)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(b)	Illiquid security. At the period end, the value of these amounted to $2,201,183 or 0.6% of net assets.

See financial notes 43

 Laudus Rosenberg International Discovery Fund

Portfolio Holdings continued

ADR —	American Depositary Receipt
GDR —	Global Depositary Receipt
NVDR —	Non-Voting Depositary Receipt
Reg’d —	Registered

44 See financial notes

 Laudus Rosenberg International Discovery Fund

Statement of
Assets and Liabilities
As of March 31, 2010.

Assets

Investments, at value (cost $293,512,996)		$339,828,753
Foreign currency, at value (cost $2,824,947)		2,836,465
Receivables:
Investments sold		9,051,374
Dividends		1,451,352
Fund shares sold		409,091
Foreign tax reclaims		76,162
Interest		166
Prepaid expenses	+	7,750

Total assets		353,661,113

Liabilities

Payables:
Investments bought		10,975,840
Foreign capital gains tax expense		399,471
Fund shares redeemed		331,645
Investment adviser fees		30,243
Distribution and shareholder services fees		7,228
Due to custodian		7,062
Trustee’s retirement plan		1,489
Trustees’ fees		8
Accrued expenses	+	300,857

Total liabilities		12,053,843

Net Assets

Total assets		353,661,113
Total liabilities	−	12,053,843

Net assets		$341,607,270

Net Assets by Source
Capital received from investors		421,440,261
Distribution in excess of net investment income		(244,510)
Net realized capital losses		(125,520,973)
Net unrealized capital gains		45,932,492

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV
Investor Shares	$33,741,191		3,582,283		$9.42
Select Shares	$307,866,079		32,711,809		$9.41

See financial notes 45

 Laudus Rosenberg International Discovery Fund

Statement of
Operations
For April 1, 2009 through March 31, 2010.

Investment Income

Dividends (net of foreign withholding taxes of $672,271)		$7,612,486
Interest	+	15,938

Total investment income		7,628,424

Expenses

Investment adviser fees		3,096,725
Transfer agent fees		978,569
Custodian fees		324,308
Distribution and shareholder services fees (Investor Shares )		96,130
Accounting and administration fees		91,669
Professional fees		84,920
Sub-Accounting fees (Investor Shares )		53,145
Shareholder reports		46,863
Registration fees		43,801
Trustees’ fees		33,711
Interest expense		667
Other expenses	+	121,936

Total expenses		4,972,444
Expense reduction by adviser	−	656,228
Custody credits	−	20

Net expenses	−	4,316,196

Net investment income		3,312,228

Realized and Unrealized Gains (Losses)

Net realized gains on investments		29,256,703
Net realized gains on foreign currency transactions	+	203,839

Net realized gains		29,460,542
Net unrealized gains on investments		97,213,931
Net unrealized gains on foreign currency translations	+	99,049

Net unrealized gains	+	97,312,980

Net realized and unrealized gains		126,773,522

Net increase in net assets resulting from operations		$130,085,750

46 See financial notes

 Laudus Rosenberg International Discovery Fund

Statements of
Changes in Net Assets
For the current and prior report periods.

Operations

4/1/09-3/31/10			4/1/08-3/31/09
Net investment income		$3,312,228	$5,024,487
Net realized gains (losses)		29,460,542	(144,694,628)
Net unrealized gains (losses)	+	97,312,980	(45,108,614)

Increase (Decrease) in net assets from operations		130,085,750	(184,778,755)

Distributions to Shareholders[1]

Distributions from net investment income
Investor Shares		501,290	887,943
Select Shares	+	5,036,432	4,211,558

Total distributions from net investment income		$5,537,722	$5,099,501

Transactions in Fund Shares1

		4/1/09-3/31/10		4/1/08-3/31/09
		SHARES	VALUE	SHARES	VALUE
Shares Sold
Investor Shares		368,299	$2,880,539	2,380,148	$24,115,172
Select Shares	+	12,143,455	100,164,444	32,278,723	280,376,112

Total shares sold		12,511,754	$103,044,983	34,658,871	$304,491,284

Shares Reinvested
Investor Shares		49,935	$441,426	85,708	$580,245
Select Shares	+	442,053	3,903,332	549,064	3,711,673

Total shares reinvested		491,988	$4,344,758	634,772	$4,291,918

Shares Redeemed
Investor Shares		(2,469,585)	($20,779,533)	(7,502,921)	($56,218,275)
Select Shares	+	(10,070,050)	(85,747,050)	(14,822,685)	(108,063,780)

Total shares redeemed		(12,539,635)	($106,526,583)	(22,325,606)	($164,282,055)

Net transactions in fund shares		464,107	$863,158	12,968,037	$144,501,147

Shares Outstanding and Net Assets

		4/1/09-3/31/10		4/1/08-3/31/09
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		35,829,985	$216,196,084	22,861,948	$261,573,193
Total increase or decrease	+	464,107	125,411,186	12,968,037	(45,377,109)

End of period		36,294,092	$341,607,270	35,829,985	$216,196,084

(Distribution in excess of net investment income)/Net investment income not yet distributed			($244,510)		$816,458

[1]	Effective July 31, 2008, the Institutional Shares class was redesignated as Select Shares.

See financial notes 47

Laudus Rosenberg International Small Capitalization Fund

Financial Statements

Financial Highlights

	4/1/09–	4/1/08–	4/1/07–	4/1/06–	4/1/05–
Investor Shares	3/31/10	3/31/09	3/31/08	3/31/07	3/31/06

Per-Share Data ($)

Net asset value at beginning of period	7.79	16.74	22.38	20.74	16.73

Income (loss) from investment operations:
Net investment income (loss)	0.11 [1]	0.32	0.36	0.20	0.08
Net realized and unrealized gains (losses)	4.19	(9.06)	(2.60)	3.82	4.89

Total from investment operations	4.30	(8.74)	(2.24)	4.02	4.97
Less distributions:
Distributions from net investment income	(0.27)	(0.21)	(0.63)	(0.30)	(0.04)
Distributions from net realized gains	—	—	(2.77)	(2.08)	(0.92)

Total distributions	(0.27)	(0.21)	(3.40)	(2.38)	(0.96)

Net asset value at end of period	11.82	7.79	16.74	22.38	20.74

Total return (%)	55.44	(52.40)	(10.27)	20.35	30.48

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.66	1.49	1.45	1.47	1.60
Gross operating expenses	1.66	1.49	1.45	1.47	1.60
Net investment income (loss)	1.07	2.05	1.55	0.87	0.42
Portfolio turnover rate	100	79	105	92	102
Net assets, end of period ($ x 1,000)	141,185	147,608	523,709	882,163	804,340

	4/1/09–	4/1/08[2]–	4/1/07–	4/1/06–	4/1/05–
Select Shares	3/31/10	3/31/09	3/31/08	3/31/07	3/31/06

Per-Share Data ($)

Net asset value at beginning of period	7.87	16.97	22.67	20.97	16.89

Income (loss) from investment operations:
Net investment income (loss)	0.15 [1]	0.30	0.34	0.26	0.13
Net realized and unrealized gains (losses)	4.24	(9.12)	(2.55)	3.90	4.95

Total from investment operations	4.39	(8.82)	(2.21)	4.16	5.08
Less distributions:
Distributions from net investment income	(0.32)	(0.28)	(0.73)	(0.38)	(0.08)
Distributions from net realized gains	—	—	(2.76)	(2.08)	(0.92)

Total distributions	(0.32)	(0.28)	(3.49)	(2.46)	(1.00)

Net asset value at end of period	11.94	7.87	16.97	22.67	20.97

Total return (%)	56.01	(52.20)	(9.97)	20.82	30.90

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.26	1.11	1.09	1.10	1.25
Gross operating expenses	1.26	1.11	1.09	1.10	1.25
Net investment income (loss)	1.41	2.39	1.87	1.21	0.85
Portfolio turnover rate	100	79	105	92	102
Net assets, end of period ($ x 1,000)	199,576	195,990	612,703	1,048,829	698,064

1 Calculated based on the average shares outstanding during the period.
2 Effective July 31, 2008, the Institutional Shares class was redesignated as Select Shares.

48 See financial notes

 Laudus Rosenberg International Small Capitalization Fund

Portfolio Holdings as of March 31, 2010

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the Fund’s website at www.laudus.com.

			Cost	Value
Holdings by Category			($)	($)

96.4%		Common Stock	305,684,571	328,456,176
0.5%		Preferred Stock	1,452,345	1,697,692
	—%	Rights	1,359	33,228

96.9%		Total Investments	307,138,275	330,187,096
5.2%		Collateral Invested for Securities on Loan	17,719,621	17,719,621
(2	.1)%	Other Assets and Liabilities, Net		(7,145,637)

100.0%		Net Assets		340,761,080

	Number	Value
Security	of Shares	($)

Common Stock 96.4% of net assets

Australia 5.1%

Banks 0.1%
RHG Ltd. *	285,107	159,608

Capital Goods 0.4%
Boart Longyear Group *	886,300	271,825
Bradken Ltd.	32,578	228,687
Crane Group Ltd.	7,339	60,265
Emeco Holdings Ltd.	616,300	344,818
Hills Industries Ltd.	75,950	183,787
Macmahon Holdings Ltd.	583,800	390,367
NRW Holdings Ltd.	18,209	29,193
RCR Tomlinson Ltd.	6,152	6,791

		1,515,733

Commercial & Professional Supplies 0.7%
Credit Corp. Group Ltd.	32,965	81,714
Decmil Group Ltd. *	53,356	77,802
Downer EDI Ltd.	126,500	875,818
MAC Services Group Ltd.	24,619	59,865
Mineral Resources Ltd.	52,600	358,365
PMP Ltd. *	11,128	7,199
Salmat Ltd.	52,982	206,137
Spotless Group Ltd.	224,117	584,934

		2,251,834

Consumer Durables & Apparel 0.2%
G.U.D. Holdings Ltd.	55,445	471,041
McPherson’s Ltd.	58,438	166,884

		637,925

Consumer Services 0.3%
Flight Centre Ltd.	46,810	899,695

Energy 0.7%
Beach Energy Ltd.	1,086,500	738,075
Centennial Coal Co., Ltd.	254,700	994,085
Whitehaven Coal Ltd.	172,300	811,969

		2,544,129

Food, Beverage & Tobacco 0.3%
Goodman Fielder Ltd.	853,700	1,117,881

Health Care Equipment & Services 0.4%
Australian Pharmaceutical Industries Ltd.	127,865	70,964
Healthscope Ltd. (a)	15,300	62,001
iSOFT Group Ltd. (a)	717,381	371,749
Primary Health Care Ltd.	94,400	385,382
Sigma Pharmaceuticals Ltd.	1,037,200	442,581

		1,332,677

Materials 0.6%
Gunns Ltd.	469,000	206,246
Minara Resources Ltd. *	333,000	287,114
Mount Gibson Iron Ltd. *	614,200	1,052,373
Panoramic Resources Ltd.	181,800	400,005
Resolute Mining Ltd. *	63,900	58,232

		2,003,970

Media 0.4%
Amalgamated Holdings Ltd.	98,998	515,457
Austereo Group Ltd.	205,600	323,047
Photon Group Ltd.	62,600	64,598
Southern Cross Media Group Ltd.	284,523	565,103
Village Roadshow Ltd.	16,942	38,427

		1,506,632

Real Estate 0.3%
AVJennings Ltd. *	10,083	4,436
Charter Hall Retail REIT	774,400	397,545
ING Industrial Fund	1,446,357	589,225

		991,206

Retailing 0.6%
Automotive Holdings Group Ltd.	163,600	390,200
Pacific Brands Ltd. *	903,200	1,097,492
Specialty Fashion Group Ltd.	154,629	215,947
Super Cheap Auto Group Ltd.	60,553	297,318
Thorn Group Ltd.	98,900	101,507

		2,102,464

Software & Services 0.1%
SMS Management & Technology Ltd.	60,917	362,365
UXC Ltd.	164,500	76,873

		439,238

		17,502,992

Austria 0.3%

Real Estate 0.3%
Conwert Immobilien Invest SE	90,421	1,122,487

See financial notes 49

 Laudus Rosenberg International Small Capitalization Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Belgium 2.1%

Capital Goods 0.0%
Societe Anonyme Belge de Constructions Aeronautques	681	16,271

Food & Staples Retailing 0.9%
Delhaize Group	37,200	2,985,667

Health Care Equipment & Services 0.1%
Omega Pharma S.A. *	8,081	401,786

Materials 0.1%
Solvay S.A.	4,258	437,105

Retailing 1.0%
S.A. D’Ieteren N.V.	6,320	3,196,106

		7,036,935

Bermuda 0.0%

Consumer Durables & Apparel 0.0%
Lerado Group (Holding) Co., Ltd.	42,000	6,491
Tak Sing Alliance Holdings Ltd.	40,000	6,021

		12,512

Materials 0.0%
China Oriental Group Co., Ltd. *	214,000	85,039

		97,551

Canada 8.3%

Automobiles & Components 0.2%
Linamar Corp.	42,140	789,982

Banks 0.2%
Home Capital Group, Inc.	14,100	600,151

Capital Goods 0.0%
Toromont Industries Ltd.	4,500	131,546

Commercial & Professional Supplies 0.3%
Stantec, Inc. *	9,400	244,429
Transcontinental, Inc., Class A	59,400	797,146

		1,041,575

Consumer Services 0.0%
Keystone North America, Inc.	225	7,636

Diversified Financials 0.2%
Dundee Corp., Class A *	56,700	772,636

Energy 1.9%
Advantage Oil & Gas Ltd. *	107,400	727,526
AltaGas Income Trust	38,000	688,426
Bankers Petroleum Ltd. *	10,000	90,189
Enerplus Resources Fund	26,900	637,506
Ensign Energy Services, Inc.	9,800	141,840
Freehold Royalty Trust	31,700	528,724
Mullen Group Ltd.	55,500	876,503
Nuvista Energy Ltd. (a)	68,500	785,728
Paramount Resources Ltd., Class A *	39,200	654,974
Progress Energy Resources Corp. (a)	26,200	303,622
Provident Energy Trust	103,100	799,909
ShawCor Ltd., Class A	13,000	360,183
Trican Well Service Ltd.	800	10,350

		6,605,480

Food & Staples Retailing 0.1%
Alimentation Couche-Tard, Inc., Class B	7,900	143,976

Food, Beverage & Tobacco 0.2%
Maple Leaf Foods, Inc.	62,900	639,745

Health Care Equipment & Services 0.0%
SXC Health Solutions Corp. *	700	47,397

Materials 2.8%
Canfor Corp. *	71,100	661,542
Cascades, Inc.	87,800	705,408
CCL Industries, Inc., Class B	26,030	723,504
FNX Mining Co., Inc. *	9,360	125,058
Gammon Gold, Inc. *	98,600	705,777
Golden Star Resources Ltd. *	54,314	208,026
HudBay Minerals, Inc. *	2,400	30,034
Inmet Mining Corp.	10,600	615,868
Lundin Mining Corp. *	172,070	913,166
Methanex Corp.	5,100	123,527
New Gold, Inc. *	169,300	728,441
Northgate Minerals Corp. *	62,710	188,318
PAN American Silver Corp.	47,300	1,088,834
Quadra Mining Ltd. *	54,700	837,478
Red Back Mining, Inc. *	26,400	539,359
Sherritt International Corp.	74,600	592,011
West Fraser Timber Co., Ltd.	21,100	802,533

		9,588,884

Media 1.0%
Astral Media, Inc.	25,000	876,286
Cogeco Cable, Inc.	18,500	751,913
Corus Entertainment, Inc., Class B	41,300	807,173
Quebecor, Inc., Class B	25,000	851,179

		3,286,551

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Biovail Corp.	11,300	189,029

Real Estate 0.4%
Calloway Real Estate Investment Trust	36,300	758,059
MI Developments, Inc., Class A	55,900	731,464

		1,489,523

Retailing 0.2%
Leon’s Furniture Ltd.	30,010	384,414
RONA, Inc. *	6,200	93,643

		478,057

Software & Services 0.2%
CGI Group, Inc., Class A *	38,200	571,693
MacDonald, Dettwiler & Associates Ltd. *	100	3,717
Open Text Corp. *	4,600	219,345

		794,755

Technology Hardware & Equipment 0.3%
Celestica, Inc. *	89,100	973,770

Utilities 0.2%
ATCO Ltd., Class I	12,300	617,029

		28,197,722

50 See financial notes

 Laudus Rosenberg International Small Capitalization Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Cayman Islands 0.1%

Materials 0.0%
Xingda International Holdings Ltd.	367,000	203,027

Technology Hardware & Equipment 0.1%
Kingboard Chemical Holdings Ltd.	52,000	236,217

		439,244

China 0.5%

Consumer Durables & Apparel 0.2%
Weiqiao Textile Co., Ltd., Class H	927,000	733,864

Technology Hardware & Equipment 0.0%
Great Wall Technology Co., Ltd., Class H	6,000	2,594

Transportation 0.3%
Sichuan Expressway Co., Ltd., Class H	1,492,000	882,954

		1,619,412

Denmark 1.5%

Banks 1.1%
Ostjydsk Bank A/S *	658	49,163
Sydbank A/S *	131,216	3,510,849

		3,560,012

Capital Goods 0.1%
Schouw & Co., A/S (a)	8,707	201,774

Food, Beverage & Tobacco 0.3%
East Asiatic Co., Ltd. A/S (a)	36,842	1,149,581

		4,911,367

Finland 1.7%

Food, Beverage & Tobacco 0.1%
HKScan Oyj, A Shares	28,755	385,974

Materials 0.7%
Huhtamaki Oyj (a)	209,207	2,279,679

Software & Services 0.9%
Tieto Oyj (a)	141,009	3,264,099

		5,929,752

France 6.8%

Automobiles & Components 1.0%
Montupet *	5,831	30,873
Valeo S.A. *	90,000	3,208,111

		3,238,984

Capital Goods 1.3%
Faiveley Transport	5,523	450,770
Ginger (Groupe Ingenierie Europe)	8,834	213,804
Legrand S.A.	104,800	3,309,448
Lisi	2,915	165,725
Securidev S.A.	356	9,460
Zodiac Aerospace	4,169	205,117

		4,354,324

Commercial & Professional Supplies 0.1%
GL Events S.A.	13,433	359,403

Consumer Durables & Apparel 0.6%
Nexity	56,316	2,213,181

Consumer Services 0.1%
Pierre & Vacances	3,129	235,666

Materials 0.8%
Rhodia S.A. *	129,382	2,671,680

Media 1.7%
Lagardere S.C.A.	107,118	4,329,953
M6 Metropole Television	2,776	71,657
Publicis Groupe	33,300	1,423,159
Spir Communication *	2,944	81,037

		5,905,806

Software & Services 1.1%
Altran Technologies S.A. (a)*	100,575	542,435
Cegid Group	1,598	47,583
ESI Group *	9,000	121,039
GFI Informatique	55,536	227,111
Groupe Steria S.C.A.	86,239	2,671,108
Sopra Group	2,789	199,726

		3,809,002

Technology Hardware & Equipment 0.1%
GEA	1,859	100,347
HF Co.	11,710	245,298

		345,645

Telecommunication Services 0.0%
Afone *	776	7,622

		23,141,313

Germany 4.5%

Banks 0.2%
Aareal Bank AG *	23,492	512,012

Capital Goods 1.6%
Bilfinger Berger AG	19,141	1,275,469
Gildemeister AG	33,066	443,880
MTU Aero Engines Holding AG	61,800	3,594,706
Muehlbauer Holding AG & Co.	5,460	157,815
Westag & Getalit AG	2,631	55,098

		5,526,968

Commercial & Professional Supplies 0.0%
Amadeus Fire AG	5,097	129,424

Food, Beverage & Tobacco 0.1%
Frosta AG	3,380	86,295
Sektkellerei Schloss Wachenheim AG *	21,039	264,556

		350,851

Health Care Equipment & Services 0.7%
Fresenius SE	32,365	2,409,465

Insurance 0.5%
Hannover Rueckversicherung AG - Reg’d *	33,002	1,627,197

Media 0.1%
Advanced Inflight Allianz AG	92,000	342,586

See financial notes 51

 Laudus Rosenberg International Small Capitalization Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Analytik Jena AG *	23,000	318,416

Semiconductors & Semiconductor Equipment 0.2%
Infineon Technologies AG *	103,078	713,862

Software & Services 0.3%
Bechtle AG	15,839	487,104
REALTECH AG	2,659	29,773
syzygy AG	43,243	210,262
United Internet AG - Reg’d *	26,772	406,222

		1,133,361

Technology Hardware & Equipment 0.6%
ADVA AG Optical Networking *	246,241	1,447,745
Euromicron AG	25,932	638,935

		2,086,680

Transportation 0.1%
D. Logistics AG	131,219	213,242
Sixt AG	1,869	59,679

		272,921

		15,423,743

Greece 0.0%

Banks 0.0%
Bank of Greece	86	5,236

Hong Kong 2.4%

Capital Goods 0.0%
Miramar Hotel & Investment Co., Ltd.	60,000	64,101

Consumer Durables & Apparel 0.3%
Alco Holdings Ltd.	16,000	5,724
Fountain Set (Holdings) Ltd. *	462,000	78,356
Stella International Holdings Ltd.	14,000	28,614
Texwinca Holdings Ltd.	824,000	908,007

		1,020,701

Diversified Financials 0.1%
Allied Group Ltd.	49,291	141,570
Allied Properties (H.K.) Ltd. *	1,128,000	235,142
Sun Hung Kai & Co., Ltd.	15,000	11,836

		388,548

Food, Beverage & Tobacco 0.1%
Pacific Andes Resources Development Ltd. (a)	1,117,000	279,540

Insurance 0.0%
Asia Financial Holdings Ltd.	436,000	170,095

Real Estate 1.0%
Champion Real Estate Investment Trust	946,000	451,609
Great Eagle Holdings Ltd.	298,000	835,525
GZI Real Estate Investment Trust	92,000	39,078
HKR International Ltd.	878,400	364,827
Hon Kwok Land Investment Co., Ltd.	394,000	137,387
Hopson Development Holdings Ltd.	218,000	351,432
New World China Land Ltd.	213,600	76,092
Pacific Century Premium Developments Ltd. *	931,000	347,364
Sinolink Worldwide Holdings Ltd.	2,136,000	362,468
Sunlight Real Estate Investment Trust	20,000	4,942
Wheelock Properties Ltd.	740,000	473,059

		3,443,783

Retailing 0.2%
Aeon Stores (Hong Kong) Co., Ltd.	4,000	6,903
Chow Sang Sang Holdings International Ltd.	164,000	225,832
Dah Chong Hong Holdings Ltd.	250,000	167,837
Wing On Co. International Ltd.	214,500	310,943

		711,515

Technology Hardware & Equipment 0.1%
Digital China Holdings Ltd.	119,000	201,748

Telecommunication Services 0.1%
Asia Satellite Telecommunications Holdings Ltd.	149,000	216,741
Citic 1616 Holdings Ltd.	84,000	28,426

		245,167

Transportation 0.4%
Road King Infrastructure Ltd.	348,000	286,520
Transport International Holdings Ltd.	279,600	972,102

		1,258,622

Utilities 0.1%
Towngas China Co., Ltd.	629,000	303,370

		8,087,190

Ireland 1.8%

Capital Goods 1.0%
DCC plc	134,320	3,481,489

Materials 0.8%
Smurfit Kappa Group plc *	312,644	2,598,347

		6,079,836

Italy 2.2%

Capital Goods 0.9%
Danieli S.p.A. - Officine Meccaniche Danieli & C. (a)	121,268	3,249,633
Irce S.p.A.	12,310	23,017

		3,272,650

Consumer Durables & Apparel 0.7%
Benetton Group S.p.A.	272,984	2,261,772

Consumer Services 0.1%
Autogrill S.p.A. *	24,496	298,120

Health Care Equipment & Services 0.1%
El.En. S.p.A.	15,350	260,224

Materials 0.3%
Cementir Holding S.p.A.	209,188	838,928
Italmobiliare S.p.A. *	2,169	90,396

		929,324

Real Estate 0.0%
Immobiliare Grande Distribuzione	57,664	116,719

Software & Services 0.1%
Buongiorno S.p.A. *	271,816	400,753

52 See financial notes

 Laudus Rosenberg International Small Capitalization Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Transportation 0.0%
Autostrada Torino-Milano S.p.A.	4,731	66,446

		7,606,008

Japan 19.2%

Automobiles & Components 1.7%
Aichi Machine Industry Co., Ltd.	3,000	12,434
Aisan Industry Co., Ltd.	4,200	38,606
Fuji Oozx, Inc.	1,000	2,971
Fujikura Rubber Ltd.	500	2,072
HI-LEX Corp.	53,200	676,094
Kikuchi Co., Ltd.	300	5,466
NGK SPARK PLUG Co., Ltd.	52,000	708,338
Nihon Plast Co., Ltd.	12,000	55,641
Nippon Seiki Co., Ltd.	38,000	449,836
Nishikawa Rubber Co., Ltd.	3,000	24,067
Nissan Shatai Co., Ltd.	86,000	686,981
Nittan Valve Co., Ltd.	8,300	30,101
Piolax, Inc.	6,100	136,677
SNT Corp.	12,200	34,356
SOFT99 Corp.	29,400	185,086
Suncall Corp.	48,000	217,765
Takata Corp.	27,400	703,492
The Yokohama Rubber Co., Ltd.	33,000	155,715
Tigers Polymer Corp.	8,500	33,263
Tokai Rubber Industries Ltd.	19,100	261,657
Topre Corp.	60,000	477,519
Toyo Tire & Rubber Co., Ltd. *	7,000	16,363
TS Tech Co., Ltd.	32,900	617,607
Univance Corp. *	8,100	22,969
Yachiyo Industry Co., Ltd.	100	959
Yorozu Corp.	14,000	191,546
YUTAKA GIKEN Co., Ltd.	100	2,567

		5,750,148

Banks 1.3%
Aichi Bank Ltd.	15,100	1,221,826
The Bank of Nagoya Ltd.	81,000	329,742
The Chiba Kogyo Bank Ltd. *	49,900	390,957
The Eighteenth Bank Ltd.	186,000	559,995
The Higashi-Nippon Bank Ltd.	356,000	747,203
The Mie Bank Ltd.	79,000	219,094
The San-in Godo Bank Ltd.	94,000	784,589
The Taiko Bank Ltd.	49,000	110,220

		4,363,626

Capital Goods 3.7%
Aichi Electric Co., Ltd.	3,000	7,117
Aida Engineering Ltd.	121,300	506,947
Amano Corp.	44,600	406,407
C-Cube Corp.	43,200	123,435
Chodai Co., Ltd.	15,500	41,465
Chudenko Corp.	55,100	703,500
CTI Engineering Co., Ltd.	19,700	104,367
DAIHEN Corp.	2,000	9,520
Daiwa Industries Ltd.	9,000	45,182
Denkyosha Co., Ltd.	20,000	90,701
Fujikura Ltd.	164,000	946,418
Fujitec Co., Ltd.	127,000	755,322
Fukushima Industries Corp.	14,200	134,802
Furusato Industries Ltd.	23,000	162,150
Futaba Corp.	25,200	498,347
Hino Motors Ltd.	8,000	33,826
Hitachi Metals Techno Ltd.	500	2,070
IHI Transport Machinery Co., Ltd.	42,000	183,104
Inabata & Co., Ltd.	900	4,251
Japan Pulp & Paper Co., Ltd.	126,000	451,810
Kamei Corp.	59,000	292,472
Kanaden Corp.	44,000	233,465
Kawada Technologies, Inc. *	400	6,972
Koatsu Kogyo Co., Ltd.	11,000	21,767
Maeda Corp.	74,000	220,309
Marufuji Sheet Piling Co., Ltd.	29,000	48,430
Minebea Co., Ltd.	104,000	633,594
Mitani Corp.	28,100	164,748
Mitsui Engineering & Shipbuilding Co., Ltd. (a)	249,000	621,501
NEC Networks & System Integration Corp.	22,600	299,741
Nihon Decoluxe Co., Ltd.	4,000	25,885
Nishio Rent All Co., Ltd.	3,700	27,188
Nissei Plastic Industrial Co., Ltd. *	28,700	101,720
Nitta Corp.	700	11,172
Nitto Kogyo Corp.	53,300	557,668
Noritz Corp.	48,800	752,430
NTN Corp.	42,000	189,995
Ohmoto Gumi Co., Ltd.	34,000	114,996
Onoken Co., Ltd.	2,800	25,231
Sansei Yusoki Co., Ltd.	27,000	126,001
Sanso Electric Co., Ltd. *	15,000	31,087
Sanyo Engineering & Construction, Inc.	12,000	41,099
Seibu Electric Industry Co., Ltd.	30,000	117,458
Sekisui Jushi Corp.	15,000	129,824
Senshu Electric Co., Ltd.	13,800	144,797
ShinMaywa Industries Ltd.	173,000	640,811
Solcom Co., Ltd.	1,000	2,642
Sugimoto & Co., Ltd.	2,600	24,490
Sumikin Bussan Corp.	37,000	84,749
Tadano Ltd.	11,000	59,583
Taisei Oncho Co., Ltd.	24,000	91,115
Totech Corp.	18,000	52,895
Toto Ltd.	58,000	395,764
Trinity Industrial Corp.	1,000	3,781
Tsurumi Manufacturing Co., Ltd.	11,000	77,416
Uehara Sei Shoji Co., Ltd.	31,000	117,404
Wakita & Co., Ltd.	56,000	223,517
Yamabiko Corp.	14,000	172,517
Yondenko Corp.	5,000	23,315
Yurtec Corp.	64,000	323,992

		12,444,282

Commercial & Professional Supplies 0.2%
Daiohs Corp.	100	533
FujiStaff Holdings, Inc.	23	3,027
Kawanishi Warehouse Co., Ltd.	7,000	44,288
Kimura Unity Co., Ltd.	700	5,902
Mitsubishi Pencil Co., Ltd.	7,000	104,049
Sohgo Security Services Co., Ltd.	7,400	85,776
Temp Holdings Co., Ltd. (a)	2,000	16,198
Toppan Forms Co., Ltd.	24,700	272,984
Wesco, Inc.	12,600	22,787

		555,544

See financial notes 53

 Laudus Rosenberg International Small Capitalization Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Consumer Durables & Apparel 2.0%
Charle Co., Ltd.	3,400	11,604
Cleanup Corp.	15,900	131,025
Corona Corp.	27,200	346,278
Fujishoji Co., Ltd.	33	31,773
Fujix Ltd.	11,000	31,298
Funai Electric Co., Ltd.	14,100	594,929
Heiwa Corp.	35,500	365,119
Ichikawa Co., Ltd.	47,000	88,082
Kurabo Industries Ltd.	382,000	649,263
Maruzen Co., Ltd.	10,000	56,234
Mitsui Home Co., Ltd.	4,000	21,914
NAMCO BANDAI Holdings, Inc.	74,600	727,555
Pioneer Corp. *	121,000	444,687
Roland Corp.	43,100	517,571
Sanei-International Co., Ltd.	27,100	368,240
Sega Sammy Holdings, Inc.	67,800	821,460
SRI Sports Ltd.	459	437,555
Tachikawa Corp.	27,600	128,499
Tamron Co., Ltd.	8,700	145,975
The Japan Wool Textile Co., Ltd.	2,000	15,576
Tokyo Style Co., Ltd.	115,000	800,287
Yamato International, Inc.	9,300	34,823
Zojirushi Corp.	44,000	101,190

		6,870,937

Consumer Services 0.3%
Eikoh, Inc.	5,200	22,410
Hurxley Corp.	3,000	20,630
Ichishin Co., Ltd.	16,500	42,641
Nippon Game Card Corp.	113	130,632
Nissin Healthcare Food Service Co., Ltd.	25,600	328,811
Shidax Corp. (a)	52,900	209,469
Shingakukai Co., Ltd.	30,800	106,174

		860,767

Diversified Financials 0.0%
Daiko Clearing Services Corp. (a)	3,400	14,578
IBJ Leasing Co., Ltd.	700	13,984

		28,562

Food & Staples Retailing 0.6%
Allied Hearts Holdings Co., Ltd.	2,000	22,744
Cawachi Ltd.	32,400	621,353
Create S.D. Co., Ltd.	7,100	133,125
Itochu-Shokuhin Co., Ltd.	2,200	69,768
Kato Sangyo Co., Ltd.	10,200	167,390
Kirindo Co., Ltd.	7,300	31,477
Marukyo Corp.	8,000	41,408
Maxvalu Nishinihon Co., Ltd.	6,900	98,208
Okuwa Co., Ltd	2,000	20,156
Satoh & Co., Ltd.	100	948
Shoei Foods Corp.	2,000	11,063
Uny Co., Ltd.	24,500	202,947
Valor Co., Ltd.	84,800	692,530

		2,113,117

Food, Beverage & Tobacco 0.8%
Coca-Cola Central Japan Co., Ltd.	2,900	35,468
Fuji Foods, Inc.	6,000	23,546
MEIJI Holdings Co., Ltd. *	19,100	741,166
Mikuni Coca-Cola Bottling Co., Ltd.	67,300	532,150
Morinaga Milk Industry Co., Ltd.	217,000	854,941
Nichiwa Sangyo Co., Ltd.	32,000	78,427
Nippon Beet Sugar Manufacturing Co., Ltd.	34,000	82,943
Nissin Sugar Manufacturing Co., Ltd.	76,000	167,421
Oriental Yeast Co., Ltd.	12,000	58,154
Sonton Food Industry Co., Ltd.	29,000	218,338

		2,792,554

Health Care Equipment & Services 0.6%
BML, Inc.	31,700	801,108
Fukuda Denshi Co., Ltd. (a)	12,700	293,419
Hitachi Medical Corp.	58,000	495,599
JEOL Ltd.	12,000	46,244
Kawasumi Laboratories, Inc.	4,000	30,140
Medipal Holdings Corp.	2,300	27,269
N.I.C. Corp.	32,500	132,145
Nakanishi, Inc.	100	10,439
Tokiwa Yakuhin Co., Ltd.	12,000	33,640
Vital Ksk Holdings, Inc. *	16,500	107,710

		1,977,713

Household & Personal Products 0.0%
Artnature, Inc.	1,200	9,889

Materials 2.1%
Asahi Industries Co., Ltd.	94	184,372
Chubu Steel Plate Co., Ltd.	52,800	338,908
Japan Pmc	3,600	11,177
Koei Chemical Co., Ltd.	1,000	2,785
Kyoei Steel Ltd.	40,700	859,497
Mitsui Mining & Smelting Co., Ltd. *	264,000	791,981
Nichia Steel Works Ltd.	72,000	196,877
Nihon Kagaku Sangyo Co., Ltd.	16,000	110,657
Nihon Yamamura Glass Co., Ltd.	13,000	43,145
Nippon Shokubai Co., Ltd.	82,000	741,091
Nitto FC Co., Ltd.	6,000	31,665
Osaka Steel Co., Ltd.	41,400	659,876
Sakai Chemical Industry Co., Ltd.	23,000	112,029
SK Kaken Co., Ltd.	2,000	52,786
Sumitomo Bakelite Co., Ltd.	48,000	275,467
Teijin Ltd.	120,000	403,373
Tenma Corp.	41,500	482,651
Toagosei Co., Ltd.	171,000	728,523
Tokyo Tekko Co., Ltd.	50,000	152,467
Toyo Ink Mfg. Co., Ltd.	51,000	229,188
Toyo Kohan Co., Ltd.	114,000	688,832
Yodogawa Steel Works Ltd.	10,000	44,870

		7,142,217

Media 0.7%
Chubu-Nippon Broadcasting Co., Ltd.	800	4,270
Daiichikosho Co., Ltd.	72,800	939,180
RKB Mainichi Broadcasting Corp. (c)	18,000	150,369
SKY Perfect JSAT Holdings, Inc.	38	16,345
Toei Co., Ltd.	96,000	491,439
Tohokushinsha Film Corp.	21,200	124,377
TV Asahi Corp.	382	580,624

		2,306,604

Pharmaceuticals, Biotechnology & Life Sciences 0.2%
Nippon Shinyaku Co., Ltd.	1,000	11,338

54 See financial notes

 Laudus Rosenberg International Small Capitalization Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Torii Pharmaceutical Co., Ltd.	38,900	763,476

		774,814

Real Estate 0.2%
AIRPORT FACILITIES Co., Ltd.	700	3,852
Heiwa Real Estate Co., Ltd.	6,000	18,056
Keihanshin Real Estate Co., Ltd.	8,500	40,487
Sankyo Frontier Co., Ltd.	37,000	79,502
Tokyu Land Corp.	168,000	643,062

		784,959

Retailing 1.3%
Alpen Co., Ltd.	2,600	41,572
AOKl Holdings, Inc.	57,000	764,404
AOYAMA TRADING Co., Ltd.	65,000	1,073,660
AT-Group Co., Ltd.	20,000	198,992
Belluna Co., Ltd.	77,150	327,633
EDION Corp. (a)	1,400	14,405
Haruyama Trading Co., Ltd.	21,800	100,619
Hikari Furniture Co., Ltd.	1,000	4,728
King Co., Ltd.	38,200	99,734
Kitamura Co., Ltd.	2,100	9,470
Kohnan Shoji Co., Ltd.	40,600	463,579
Ku Holdings Co., Ltd.	5,500	22,144
Mac House Co., Ltd.	8,900	40,646
NAFCO Co., Ltd.	40,100	735,413
Nagahori Corp.	25,000	57,760
Sazaby League Ltd.	32,500	486,531
Tokyo Derica Co., Ltd.	13,100	44,677
Warehouse Co., Ltd.	14,900	55,194

		4,541,161

Semiconductors & Semiconductor Equipment 0.1%
Mimasu Semiconductor Industry Co., Ltd.	1,100	16,449
Sanken Electric Co., Ltd. *	115,000	440,116
UKC Holdings Corp. *	100	1,337

		457,902

Software & Services 1.0%
eAccess Ltd.	1,198	875,730
Fujitsu Broad Solution & Consulting, Inc.	1,500	12,480
NEC Fielding Ltd.	68,100	923,438
Net One Systems Co., Ltd.	603	768,198
Nifty Corp.	223	174,111
So-net Entertainment Corp.	214	533,280

		3,287,237

Technology Hardware & Equipment 1.8%
Brother Industries Ltd.	3,700	44,818
Canon Finetech, Inc.	2,100	36,744
Daishinku Corp.	79,000	378,551
Eizo Nanao Corp.	23,300	575,033
Furuno Electric Co., Ltd.	1,100	5,208
Hagiwara Electric Co., Ltd.	10,300	73,881
Hakuto Co., Ltd.	39,700	386,241
Hosiden Corp.	71,900	942,970
I-O Data Device, Inc.	2,900	14,584
Japan Aviation Electronics Industry Ltd.	65,000	492,639
Japan Digital Laboratory Co., Ltd.	28,100	300,026
Katsuragawa Electric Co., Ltd.	3,000	8,675
Kitagawa Industries Co., Ltd.	9,700	113,575
MACNICA, Inc.	200	3,276
NEC Mobiling Ltd.	3,600	86,511
Nippon Antenna Co., Ltd.	3,200	23,614
OPTEX Co., Ltd.	400	4,816
Riso Kagaku Corp.	45,600	543,505
Ryoyo Electro Corp.	40,600	389,042
Shinko Shoji Co., Ltd.	15,400	133,056
Sumida Corp.	10,100	111,807
Topcon Corp.	4,900	27,125
Toshiba Tec Corp. *	203,000	804,483
Tsuzuki Densan Co., Ltd.	14,300	41,929
Yokogawa Electric Corp.	69,000	602,688

		6,144,797

Transportation 0.5%
Isewan Terminal Service Co., Ltd.	45,000	192,257
Keisei Electric Railway Co., Ltd.	98,000	597,108
Meiko Trans Co., Ltd.	25,000	198,740
Nippon Konpo Unyu Soko Co., Ltd.	16,000	181,252
Seino Holdings Co., Ltd.	93,000	663,220
Tokyo Kisen Co., Ltd.	1,000	4,066

		1,836,643

Utilities 0.1%
Hokuriku Gas Co., Ltd.	5,000	12,675
Keiyo Gas Co., Ltd.	49,000	221,179
Otaki Gas Co., Ltd.	12,000	59,015

		292,869

		65,336,342

Luxembourg 1.1%

Telecommunication Services 0.3%
COLT Telecom Group S.A. *	436,582	842,225

Transportation 0.8%
Stolt-Nielsen S.A.	175,283	2,878,202

		3,720,427

Malaysia 0.0%

Real Estate 0.0%
Rekapacific Berhad (b)(c)*	24,000	—

Netherlands 1.7%

Capital Goods 0.1%
Ballast Nedam N.V. CVA	15,484	280,089

Commercial & Professional Supplies 0.1%
Teleplan International N.V. *	99,301	308,581

Consumer Durables & Apparel 0.1%
Accell Group N.V.	3,624	179,417

Food, Beverage & Tobacco 0.5%
CSM *	53,400	1,657,081

Health Care Equipment & Services 0.0%
Mediq N.V.	5,083	93,606

Materials 0.8%
James Hardie Industries N.V. CDI *	1,600	10,659
Koninklijke DSM N.V. (a)	64,500	2,873,457

		2,884,116

See financial notes 55

 Laudus Rosenberg International Small Capitalization Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Media 0.0%
DOCdata N.V.	9,279	117,872

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Fornix Biosciences N.V.	14,744	175,175

Retailing 0.0%
Macintosh Retail Group N.V.	723	15,527

		5,711,464

New Zealand 0.2%

Transportation 0.2%
Air New Zealand Ltd.	871,400	785,596

Norway 0.2%

Energy 0.2%
TGS Nopec Geophysical Co., A.S.A. (a)*	27,060	575,753

Software & Services 0.0%
EDB Business Partner A.S.A. *	4,621	14,519

		590,272

Portugal 0.5%

Banks 0.4%
Banif, SGPS, S.A. - Reg’d	810,000	1,236,352

Capital Goods 0.0%
Teixeira Duarte-Engenharia e Construcoes S.A. *	1,786	2,556

Consumer Services 0.0%
Ibersol - SGPS, S.A.	5,875	63,877

Materials 0.0%
Corticeira Amorim, S.A. *	3,256	4,173

Software & Services 0.1%
Novabase, SGPS, S.A. *	52,394	304,294

Telecommunication Services 0.0%
Sonaecom, SGPS, S.A. *	66,550	143,426

		1,754,678

Republic of Korea 3.6%

Automobiles & Components 0.2%
Dong Ah Tire & Rubber Co., Ltd.	22,280	168,774
Halla Climate Control Corp.	36,060	433,326
SL Corp. *	10,920	81,810

		683,910

Banks 0.0%
Jinheung Mutual Savings Bank Co., Ltd.	38,880	138,467

Capital Goods 0.4%
CJ Corp.	9,170	546,276
Daesang Holdings Co., Ltd.	32,890	97,074
Dongbu Corp.	19,030	117,800
Doosan Engineering & Construction Co., Ltd.	28,900	156,902
Gaon Cable Ltd.	170	4,357
Hanshin Construction Co., Ltd.	5,130	61,216
KCC Engineering & Construction Co., Ltd.	5,303	134,047
Kyeryong Construction Industrial Co., Ltd.	5,510	99,049
Ssangyong Engineering & Construction Co., Ltd. *	11,446	77,622

		1,294,343

Consumer Durables & Apparel 0.3%
Kolon Corp.	1,089	29,615
Kolon Industries, Inc. *	2,800	114,826
Sam Kwang Glass Ind. Co., Ltd.	1,610	69,511
Youngone Corp. *	50,072	397,261
Youngone Holdings Co., Ltd.	12,518	337,554

		948,767

Diversified Financials 0.8%
Daishin Securities Co. *	60,560	841,967
Hanwha Securities Co., Ltd. *	59,670	425,022
NH Investment & Securities Co., Ltd. *	14,206	132,951
Shinyoung Securities Co., Ltd. *	12,833	424,338
Tong Yang Securities, Inc. *	60,000	556,264
Woori Investment & Securities Co., Ltd.	7,270	100,832
Yuhwa Securities Co., Ltd. *	10,300	134,782

		2,616,156

Food, Beverage & Tobacco 0.1%
Dongwon F&B Co., Ltd.	2,850	106,695
Namyang Dairy Products Co., Ltd.	530	250,139
Ottogi Corp.	1,223	140,517

		497,351

Household & Personal Products 0.1%
Pacific Corp.	4,183	487,610

Materials 1.3%
Hanwha Chemical Corp.	83,480	1,017,328
KISCO Corp.	5,100	179,278
KISWIRE Ltd.	4,100	148,565
Korea Zinc Co., Ltd.	5,140	916,776
KP Chemical Corp. *	45,700	330,825
KPX Holdings Corp.	3,710	207,231
Moorim Paper Co., Ltd.	3,630	26,724
SeAH Holdings Corp.	1,708	92,552
SeAH Steel Corp.	2,890	96,741
SK Chemicals Co., Ltd.	17,190	802,225
Young Poong Corp.	794	449,123

		4,267,368

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Daewoong Co., Ltd.	1,220	20,685
Green Cross Holdings Corp.	126	10,462
Jeil Pharmaceutical Co.	13,280	110,681

		141,828

Retailing 0.2%
CJ O Shopping Co., Ltd. *	2,880	183,211
Daegu Department Store Co., Ltd. *	10,350	109,733
GS Home Shopping, Inc.	3,840	236,477

		529,421

Technology Hardware & Equipment 0.0%
Daou Data Corp.	34,160	106,232

56 See financial notes

 Laudus Rosenberg International Small Capitalization Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Telecommunication Services 0.1%
LG Telecom Ltd.	52,575	358,717

Transportation 0.0%
Sebang Co., Ltd.	4,020	49,895

Utilities 0.1%
KyungDong City Gas Co., Ltd.	90	3,754
Seoul City Gas Co., Ltd.	1,413	63,038
YESCO Co., Ltd.	6,770	148,390

		215,182

		12,335,247

Singapore 1.5%

Capital Goods 0.5%
Gallant Venture Ltd. *	166,000	28,973
Haw Par Corp., Ltd.	164,000	699,751
Hi-P International Ltd.	274,000	124,224
Hong Leong Asia Ltd.	139,000	450,053
Low Keng Huat (Singapore) Ltd.	606,000	198,938
Tuan Sing Holdings Ltd. *	158,000	27,136

		1,529,075

Consumer Durables & Apparel 0.0%
HTL International Holdings Ltd.	27,000	15,523

Diversified Financials 0.4%
Hong Leong Finance Ltd.	87,000	188,935
Kim Eng Holdings Ltd.	352,513	508,406
UOB-Kay Hian Holdings Ltd.	527,850	637,349

		1,334,690

Food, Beverage & Tobacco 0.1%
Cerebos Pacific Ltd.	27,000	71,192
People’s Food Holdings Ltd. (a)	800,000	339,438

		410,630

Household & Personal Products 0.0%
GP Batteries International Ltd.	6,000	7,626

Real Estate 0.4%
Fortune REIT	19,000	8,731
Mapletree Logistics Trust	445,000	270,148
Singapore Land Ltd.	9,000	43,770
Soilbuild Group Holdings Ltd.	228,000	237,780
Starhill Global REIT	433,000	173,213
UOL Group Ltd.	249,000	693,115
Wheelock Properties (S) Ltd.	31,000	41,807
Wing Tai Holdings Ltd.	8,000	10,331

		1,478,895

Retailing 0.1%
Metro Holdings Ltd.	306,000	180,114

Technology Hardware & Equipment 0.0%
ECS Holdings Ltd.	113,000	53,258
Elec & Eltek International Co., Ltd.	12,000	29,126

		82,384

		5,038,937

South Korea 0.0%

Materials 0.0%
Dongbu Steel Co., Ltd.	4,730	46,203

Spain 4.0%

Banks 1.9%
Banco de Sabadell S.A. (a)	750,203	4,143,714
Banco Pastor S.A. (a)	9,807	56,898
Bankinter S.A.	266,000	2,216,983

		6,417,595

Capital Goods 1.6%
Construcciones y Auxiliar de Ferrocarriles S.A.	3,431	2,020,005
Fomento de Construcciones y Contratas S.A.	93,300	3,412,315

		5,432,320

Insurance 0.3%
Grupo Catalana Occidente S.A.	46,788	951,931

Materials 0.2%
Miquel y Costas & Miquel S.A.	40,750	924,655

		13,726,501

Sweden 3.6%

Capital Goods 1.6%
NCC AB, B Shares	136,076	2,370,972
Saab AB, B Shares	209,615	3,187,251
Trelleborg AB, B Shares	1,967	14,328

		5,572,551

Materials 1.0%
Boliden AB	226,048	3,229,547

Media 0.2%
Eniro AB *	187,059	592,984

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Biotage AB	178,800	185,378

Real Estate 0.2%
Fabege AB (a)	93,182	629,312
Klovern AB *	58,867	213,263

		842,575

Retailing 0.1%
Bilia AB, A Shares *	15,750	187,629

Software & Services 0.2%
Addnode AB	34,730	136,504
Industrial & Financial Systems AB, B Shares	23,779	303,430
Know IT AB	34,319	318,985

		758,919

Technology Hardware & Equipment 0.2%
Nolato AB, Class B (a)	80,049	808,991

		12,178,574

Switzerland 8.6%

Banks 1.0%
Banque Cantonale de Geneve	1,245	282,396
Banque Cantonale Vaudoise - Reg’d	6,679	3,118,146

		3,400,542

Capital Goods 0.4%
Bucher Industries AG - Reg’d	1,140	154,413

See financial notes 57

 Laudus Rosenberg International Small Capitalization Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
OC Oerlikon Corp. AG - Reg’d (a)*	7,981	271,253
Schindler Holding AG	157	13,811
Schindler Holding AG - Reg’d	2,032	176,405
Swisslog Holding AG - Reg’d	643,677	617,134

		1,233,016

Consumer Durables & Apparel 0.6%
AFG Arbonia-Forster Holding AG *	7,369	176,157
Forbo Holding AG - Reg’d	4,073	1,746,684

		1,922,841

Consumer Services 0.9%
Kuoni Reisen Holding AG - Reg’d	7,960	3,193,309

Diversified Financials 0.1%
Compagnie Financiere Tradition S.A.	2,724	307,892

Insurance 3.1%
Baloise Holding AG - Reg’d	44,800	3,973,202
Helvetia Patria Holding AG - Reg’d	8,459	2,975,316
Swiss Life Holding AG - Reg’d *	28,834	3,781,369

		10,729,887

Materials 1.1%
Clariant AG - Reg’d *	290,000	3,691,512
CPH Chemie & Papier Holding AG - Reg’d	102	157,992

		3,849,504

Real Estate 0.7%
Swiss Prime Site AG - Reg’d *	37,973	2,378,094
Zueblin Immobilien Holding AG - Reg’d *	2,949	13,350

		2,391,444

Retailing 0.2%
Valora Holding AG - Reg’d	2,184	565,752

Technology Hardware & Equipment 0.5%
Ascom Holding AG - Reg’d *	164,877	1,745,414

		29,339,601

United Kingdom 14.9%

Capital Goods 1.5%
Carr’s Milling Industries plc	27,358	188,897
Charter International plc	81,265	925,631
Galliford Try plc	116,734	566,331
Hampson Industries plc	301,124	276,307
Interserve plc	28,536	93,891
Morgan Sindall plc	204,602	1,692,134
Senior plc	190,535	319,207
Travis Perkins plc *	17,274	214,899
WSP Group plc	151,692	669,860

		4,947,157

Commercial & Professional Supplies 0.0%
Hogg Robinson Group plc	212,677	101,662

Consumer Services 2.5%
Millennium & Copthorne Hotel plc	413,000	3,043,658
Thomas Cook Group plc	852,000	3,490,254
William Hill plc	603,473	1,937,991

		8,471,903

Diversified Financials 0.8%
Tullett Prebon plc	483,713	2,564,062

Food, Beverage & Tobacco 0.5%
Britvic plc	230,480	1,620,253

Household & Personal Products 0.0%
Fiberweb plc	127,194	99,313

Insurance 1.0%
Beazley plc	3,920	6,451
Hardy Underwriting Bermuda Ltd.	236,357	1,040,147
Novae Group plc	15,977	71,705
Old Mutual plc *	1,238,774	2,301,377

		3,419,680

Materials 1.4%
DS Smith plc	287,249	587,436
Hill & Smith Holdings plc	115,430	602,321
Mondi plc	506,000	3,552,573

		4,742,330

Media 0.6%
4imprint plc	68,000	162,008
Chime Communications plc	229,025	622,912
Creston plc *	288,000	391,802
Trinity Mirror plc *	312,000	703,772

		1,880,494

Retailing 2.6%
Debenhams plc *	1,804,062	2,068,731
Game Group plc	932,596	1,392,910
HMV Group plc (a)	1,030,000	1,322,650
Home Retail Group plc	840,000	3,456,061
Inchcape plc *	1,655,947	740,719

		8,981,071

Software & Services 1.7%
Computacenter plc	486,681	2,270,574
Logica plc	1,696,000	3,513,225

		5,783,799

Technology Hardware & Equipment 0.1%
Oxford Instruments plc	58,450	238,597
Vislink plc	470,153	175,976

		414,573

Transportation 2.2%
Arriva plc	319,357	3,551,004
Braemar Shipping Services plc	64,440	435,671
Clarkson plc	14,765	194,931
FirstGroup plc	620,000	3,376,724

		7,558,330

Utilities 0.0%
Drax Group plc	18,841	106,919

		50,691,546

Total Common Stock (Cost $305,684,571)		328,456,176

Preferred Stock 0.5% of net assets

Germany 0.5%
Draegerwerk AG & Co. KGAA	16,048	1,117,524

58 See financial notes

 Laudus Rosenberg International Small Capitalization Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
ProSiebenSat.1 Media AG	34,400	580,168

Total Preferred Stock (Cost $1,452,345)		1,697,692

Rights 0.0% of net assets

Republic of Korea 0.0%
Hanwha Securities Co., Ltd. (b)(c)*	14,463	31,957

Spain 0.0%
Banco Pastor S.A. *	9,807	1,271

Total Rights (Cost $1,359)		33,228

End of Investments.

Collateral Invested for Securities on Loan 5.2% of net assets

State Street Navigator Security Lending Prime Portfolio	17,719,621	17,719,621

Total Collateral Invested for Securities on Loan (Cost $17,719,621)		17,719,621

End of collateral invested for securities on loan.

At 03/31/10, the tax basis cost of the fund’s investments was $312,709,209 and the unrealized appreciation and depreciation were $42,159,775 and ($24,681,888), respectively, with a net unrealized appreciation of $17,477,887.

At 03/31/10, the values of certain foreign securities held by the fund aggregating $290,645,013 were adjusted from their closing market values following the guidelines adopted by the fund’s board of trustees.

*	Non-income producing security.
(a)	All or a portion of this security is on loan.
(b)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(c)	Illiquid security. At the period end, the value of these amounted to $182,326 or 0.1% of net assets.

CDI —	CHESS Depositary Interest
CVA —	Dutch Certificate
Reg’d —	Registered
REIT —	Real Estate Investment Trust

See financial notes 59

 Laudus Rosenberg International Small Capitalization Fund

Statement of
Assets and Liabilities
As of March 31, 2010.

Assets

Investments, at value including securities on loan of $16,838,069 (cost $307,138,275)		$330,187,096
Foreign currency, at value (cost $2,503,469)		2,502,290
Collateral invested for securities on loan		17,719,621
Receivables:
Investments sold		11,318,998
Dividends		1,697,874
Foreign tax reclaims		433,899
Fund shares sold		197,778
Interest		404
Income from securities on loan	+	29,165

Total assets		364,087,125

Liabilities

Collateral held for securities on loan		17,719,621
Payables:
Investments bought		3,339,917
Due to custodian		1,393,652
Fund shares redeemed		270,767
Distribution and shareholder services fees		258,142
Investment adviser fees		28,009
Trustee’s retirement plan		13,749
Accrued expenses	+	302,188

Total liabilities		23,326,045

Net Assets

Total assets		364,087,125
Total liabilities	−	23,326,045

Net assets		$340,761,080

Net Assets by Source
Capital received from investors		717,214,466
Distribution in excess of net investment income		(1,367,761)
Net realized capital losses		(398,172,446)
Net unrealized capital gains		23,086,821

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV
Investor Shares	$141,185,212		11,948,935		$11.82
Select Shares	$199,575,868		16,718,465		$11.94

60 See financial notes

 Laudus Rosenberg International Small Capitalization Fund

Statement of
Operations
For April 1, 2009 through March 31, 2010.

Investment Income

Dividends (net of foreign withholding taxes of $979,491)		$10,656,051
Interest		22,286
Securities on loan	+	42,881

Total investment income		10,721,218

Expenses

Investment adviser fees		3,981,163
Distribution and shareholder services fees (Investor Shares )		412,184
Custodian fees		361,200
Sub-Accounting fees (Investor Shares )		247,310
Accounting and administration fees		107,336
Transfer agent fees		106,545
Professional fees		95,921
Shareholder reports		68,258
Trustees’ fees		44,805
Registration fees		31,540
Interest expense		747
Other expenses	+	205,314

Total expenses	−	5,662,323

Net investment income		5,058,895

Realized and Unrealized Gains (Losses)

Net realized losses on investments		(29,009,819)
Net realized gains on foreign currency transactions	+	498,622

Net realized losses		(28,511,197)
Net unrealized gains on investments		196,044,108
Net unrealized gains on foreign currency translations	+	112,848

Net unrealized gains	+	196,156,956

Net realized and unrealized gains		167,645,759

Net increase in net assets resulting from operations		$172,704,654

See financial notes 61

 Laudus Rosenberg International Small Capitalization Fund

Statements of
Changes in Net Assets
For the current and prior report periods.

Operations

4/1/09-3/31/10			4/1/08-3/31/09
Net investment income		$5,058,895	$16,288,981
Net realized losses		(28,511,197)	(287,264,910)
Net unrealized gains (losses)	+	196,156,956	(218,098,910)

Increase (Decrease) in net assets from operations		172,704,654	(489,074,839)

Distributions to Shareholders[1]

Distributions from net investment income
Investor Shares		3,764,550	4,469,511
Select Shares	+	6,501,862	7,704,614

Total distributions from net investment income		$10,266,412	$12,174,125

Transactions in Fund Shares1

		4/1/09-3/31/10		4/1/08-3/31/09
		SHARES	VALUE	SHARES	VALUE
Shares Sold
Investor Shares		379,403	$3,993,086	513,126	$6,697,143
Select Shares	+	4,038,062	44,637,997	5,524,993	71,369,166

Total shares sold		4,417,465	$48,631,083	6,038,119	$78,066,309

Shares Reinvested
Investor Shares		290,710	$3,221,071	416,709	$3,817,051
Select Shares	+	498,600	5,574,345	733,865	6,788,252

Total shares reinvested		789,310	$8,795,416	1,150,574	$10,605,303

Shares Redeemed
Investor Shares		(7,675,442)	($82,841,838)	(13,266,975)	($162,910,757)
Select Shares	+	(12,734,654)	(139,859,826)	(17,446,448)	(217,326,237)

Total shares redeemed		(20,410,096)	($222,701,664)	(30,713,423)	($380,236,994)

Net transactions in fund shares		(15,203,321)	($165,275,165)	(23,524,730)	($291,565,382)

Shares Outstanding and Net Assets

		4/1/09-3/31/10		4/1/08-3/31/09
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		43,870,721	$343,598,003	67,395,451	$1,136,412,349
Total decrease	+	(15,203,321)	(2,836,923)	(23,524,730)	(792,814,346)

End of period		28,667,400	$340,761,080	43,870,721	$343,598,003

(Distribution in excess of net investment income)/Net investment income not yet distributed			($1,367,761)		$275,406

[1]	Effective on July 31, 2008, the Institutional shares class was redesignated as Select Shares.

62 See financial notes

 Laudus Rosenberg Funds

Financial Notes

1. Business Structure of the Funds:

Each of the Laudus Rosenberg Funds in this report is a series of Laudus Trust (the “Trust”), an open-end management investment company. The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the Funds in the Trust including the Funds discussed in this report, which are highlighted (individually each such highlighted portfolio, a “Fund” and collectively, the “Funds”):

Laudus Rosenberg U.S. Large Capitalization Fund Laudus Rosenberg U.S. Discovery Fund Laudus Rosenberg International Discovery Fund Laudus Rosenberg International Small Capitalization Fund	Laudus Mondrian International Equity Fund
Laudus Mondrian Global Equity Fund
Laudus Mondrian Emerging Markets Fund
Laudus Mondrian International Fixed Income Fund
Laudus Growth Investors U.S. Large Capitalization Growth Fund

At a meeting on April 28, 2010, the Board of Trustees of the Trust approved the liquidation of each of the Funds (see Financial Note 11). Accordingly, as of close of business on April 30, 2010, each Fund is closed to new investments from all investors. You can also refer to the prospectus supplement in the back of this annual report about the closure and liquidation of the Laudus Rosenberg Funds.

Prior to November 20, 2009, the Laudus Rosenberg U.S. Discovery Fund offered two share classes: Investor Shares and Select Shares. Shares of each class represented an interest in the same portfolio. Effective November 19, 2009, all outstanding Investor Shares of the Laudus Rosenberg U.S. Discovery Fund were converted into Select Shares and the Fund no longer offers separate share classes. Immediately after and as a result of the conversion, each shareholder of the Investor Shares became owners of Select Shares of the Fund.

The Laudus Rosenberg U.S. Large Capitalization Fund, Laudus Rosenberg International Discovery Fund and Laudus Rosenberg International Small Capitalization Fund are authorized to issue an unlimited number of Investor Shares and Select Shares of no par value. The Laudus Rosenberg U.S. Discovery Fund is authorized to issue an unlimited number of shares of no par value. Each class of shares generally has identical rights and preferences, except that each class is subject to different eligibility conditions, bear different distribution and sub-transfer agent expenses, and separate voting rights on matters pertaining solely to that class of shares.

Each Fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its accounts, each Fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the Funds use in their preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Security Valuation

The Funds value the securities in their portfolios every business day. The Funds use the following policies to value various types of securities:

•	Securities traded on an exchange or over-the-counter: valued at the closing value for the day, or, on days when no closing value has been reported, halfway between the most recent bid and asked quotes. Securities that are primarily traded on foreign exchanges are valued at the closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the valuation date exchange rate.

•	Securities for which no quoted value is available: The Board of Trustees has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when a security is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each Fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Board of Trustees regularly reviews fair value determinations made by the fund pursuant to the procedures.

•	International fair valuation: The Board of Trustees has adopted procedures to fair value foreign securities that trade in markets that close prior to when the fund values their holdings. By fair valuing securities whose prices may have been

 Laudus Rosenberg Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

affected by events occurring after the close of trading, each fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a fund’s portfolio holdings and the net asset value of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of a Fund and that of its index or benchmark. Each Fund makes fair value determinations in good faith in accordance with the Fund’s valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a Fund could obtain the fair value assigned to the security upon the sale of such security. The Board of Trustees regularly reviews fair value determinations made by the fund pursuant to these procedures.

•	Futures and forward contracts: valued at their settlement prices as of the close of their exchanges (for futures) or at a value based on that day’s exchange rates (for forwards).

•	Short-term securities (60 days or less to maturity): valued at amortized cost, which approximates market value.

•	Underlying funds: valued at their respective net asset values as determined by the underlying Fund in accordance with the 1940 Act for a given day.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements).

The Funds adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for the asset or liability have significantly decreased and identifying transactions that are not orderly. Accordingly, if the Funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The guidance establishes three levels of the fair value hierarchy as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. The Funds do not adjust the quoted price for such investments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted prices.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the Funds value their holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board of Trustees has approved a vendor that would calculate fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the Funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Funds in estimating the

 Laudus Rosenberg Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ investments as of March 31, 2010:

Laudus Rosenberg U.S. Large Capitalization Fund

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total*

Common Stock(a)	$100,139,781	$—	$—	$100,139,781
Other Investment Company	143,931	—	—	143,931

Total	$100,283,712	$—	$—	$100,283,712

*	The fund had no Other Financial Instruments.
(a)	As categorized in Portfolio Holdings.

Laudus Rosenberg U.S. Discovery Fund

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock(a)	$343,825,168	$—	$—	$343,825,168
Other Investment Company	4,676,959	—	—	4,676,959

Total	$348,502,127	$—	$—	$348,502,127

Other Financial Instruments
Collateral Invested for Securities on Loan	$3,780,125	$—	$—	$3,780,125

(a)	As categorized in Portfolio Holdings.

Laudus Rosenberg International Discovery Fund

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total*

Common Stock(a)	$—	$188,891,447	$—	$188,891,447
Brazil(a)	4,448,620	—	—	4,448,620
Canada(a)	22,245,026	—	—	22,245,026
Chile(a)	3,066,322	—	—	3,066,322

 Laudus Rosenberg Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total*

Columbia(a)	634,674	—	—	634,674
Hong Kong(a)	—	12,506,972	—	12,506,972
Consumer Durables & Apparel	—	530,803	1,013,685	1,544,488
India(a)	—	9,219,024	—	9,219,024
Energy	256,341	603,551	—	859,892
Japan(a)	—	57,427,327	—	57,427,327
Consumer Durables & Apparel	839,540	7,637,430	—	8,476,970
Energy	—	—	1,187,498	1,187,498
Mexico(a)	4,913,401	—	—	4,913,401
Peru(a)	195,111	—	—	195,111
Russia(a)	—	1,522,964	—	1,522,964
Energy	2,040,760	—	—	2,040,760
South Africa(a)	—	8,372,906	—	8,372,906
Capital Goods	42,835	1,385,093	—	1,427,928
Preferred Stock	5,844,040	—	—	5,844,040
Other Investment Company	5,003,383	—	—	5,003,383

Total	$49,530,053	$288,097,517	$2,201,183	$339,828,753

*	The fund had no Other Financial Instruments
(a)	As categorized in Portfolio Holdings.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

		Accrued		Change in		Net
	Balance as of	Discounts	Realized Gain	Unrealized Gain	Net Purchases	Transfers	Balance as of
Investments in Securities	March 31, 2009	(Premiums)	(Loss)	(Loss)	(Sales)	in/(out)	March 31, 2010

Common Stock
Hong Kong	$—	$—	($74,759)	$395,763	$7,470	$685,211	$1,013,685
Japan	—	—	(122,925)	(33,598)	1,344,021	—	1,187,498
Republic of Korea	825,415	—	995,435	646,191	(1,936,361)	(530,680)	—
Rights
Finland	5,566	—	(4,040)	(5,566)	4,040	—	—
Malaysia	69,818	—	65,154	(69,818)	(65,154)	—	—

Total	$900,799	$—	$858,865	$932,972	($645,984)	$154,531	$2,201,183

 Laudus Rosenberg Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

Laudus Rosenberg International Small Capitalization Fund

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock(a)	$—	$79,510,503	$—	$79,510,503
Australia(a)	—	16,170,315	—	16,170,315
Health Care Equipment & Services	442,581	890,096	—	1,332,677
Belgium(a)	—	7,020,664	—	7,020,664
Capital Goods	16,271	—	—	16,271
Canada(a)	28,197,722	—	—	28,197,722
France(a)	—	13,996,523		13,996,523
Automobiles & Components	30,873	3,208,111	—	3,238,984
Media	81,037	5,824,769	—	5,905,806
Germany(a)		5,878,043	—	5,878,043
Capital Goods	212,913	5,314,055	—	5,526,968
Commercial & Professional Supplies	129,424	—	—	129,424
Food, Beverage & Tobacco	264,556	86,295	—	350,851
Pharmaceuticals, Biotechnology & Life Sciences	318,416	—	—	318,416
Software & Services	240,035	893,326	—	1,133,361
Technology Hardware & Equipment	1,447,745	638,935	—	2,086,680
Hong Kong(a)	—	6,987,127	—	6,987,127
Diversified Financials	141,570	246,978	—	388,548
Retailing	6,903	704,612	—	711,515
Japan(a)	—	25,432,580	—	25,432,580
Automobiles & Components	27,593	5,722,555	—	5,750,148
Capital Goods	47,652	12,396,630	—	12,444,282
Commercial & Professional Supplies	44,288	511,256	—	555,544
Consumer Durables & Apparel	31,298	6,839,639	—	6,870,937
Materials	52,786	7,089,431	—	7,142,217
Media	150,369	2,156,235	—	2,306,604
Retailing	62,488	4,478,673	—	4,541,161
Utilities	221,179	71,690	—	292,869
Netherlands(a)	—	5,695,937	—	5,695,937
Retailing	15,527	—	—	15,527

 Laudus Rosenberg Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Portugal(a)	—	1,386,507	—	1,386,507
Consumer Services	63,877	—	—	63,877
Software & Services	304,294	—	—	304,294
Republic of Korea(a)	—	6,264,751		6,264,751
Consumer Durables & Apparel	184,337	764,430	—	948,767
Food, Beverage & Tobacco	250,139	247,212	—	497,351
Materials	656,354	3,611,014	—	4,267,368
Pharmaceuticals, Biotechnology & Life Sciences	110,681	31,147	—	141,828
Utilities	152,144	63,038	—	215,182
Spain(a)	—	12,801,846	—	12,801,846
Materials	924,655	—	—	924,655
United Kingdom(a)	—	32,369,650	—	32,369,650
Capital Goods	2,870,098	2,077,059	—	4,947,157
Commercial & Professional Supplies	101,662	—	—	101,662
Insurance	1,111,852	2,307,828	—	3,419,680
Media	162,008	1,718,486	—	1,880,494
Technology Hardware & Equipment	238,597	175,976	—	414,573
Transportation	194,931	7,363,399	—	7,558,330
Preferred Stock	—	1,697,692	—	1,697,692
Rights
Republic of Korea	—	—	31,957	31,957
Spain	1,271	—	—	1,271

Total	39,510,126	290,645,013	31,957	330,187,096

Other Financial Instruments
Collateral Invested for Securities on Loan	17,719,621	—	—	17,719,621

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

		Accrued		Change in	Net
	Balance as of	Discounts	Realized Gain	Unrealized Gain	Purchases	Net Transfers	Balance as of
Investments in Securities	March 31, 2009	(Premiums)	(Loss)	(Loss)	(Sales)	in/(out)	March 31, 2010

Common Stock
France	$98,649	$—	($148,986)	$180,314	($129,977)	$—	$—
Japan	38,541	—	—	5,747	—	(44,288)	—
Malaysia	—	—	—	—	—	—	—
United Kingdom	—	—	(368,363)	368,363	—	—	—
Rights
Australia	2,258	—	—	(2,258)	—	—	—
Republic of Korea	—	—	—	31,957	—	—	31,957

Total	$139,448	$—	($517,349)	$584,123	($129,977)	($44,288)	$31,957

(a)	As categorized in Portfolio Holdings.

 Laudus Rosenberg Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

All net realized and change in unrealized gains (losses) in the tables above are reflected in the accompanying statements of operations. Changes in net unrealized gains (losses) for Level 3 investments held by the Funds at March 31, 2010 are as follows:

Laudus Rosenberg International Discovery Fund	$362,164
Laudus Rosenberg International Small Capitalization Fund	$31,957

(b) Portfolio Investments:

Derivatives: The Funds may invest in futures contracts to reduce the effects of uninvested cash on performance or for other reasons. Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date.

Because futures contracts carry inherent risks, a Fund must give the broker a deposit of cash and/or securities (the “initial margin”) whenever it enters into the futures contract. The amount of the deposit may vary from one contract to another, but it is generally a percentage of the contract amount. Subsequent payments (“variation margin”) are made or received by a Fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses until the contract is closed, at which time the gains and losses are realized. Futures are traded publicly on exchanges, and their market value changes daily.

The Funds may invest in forward currency contracts in connection with the purchase and sale of portfolio securities to minimize the uncertainty of changes in future foreign currency exchange rates. “Forwards”, as they are known, are contracts to buy and sell a currency at a set price on a future date. Forwards are similar to futures except that they are not publicly traded, but are agreements directly between two parties. The accounting for Forwards is treated similar to that of futures contracts in that gains and losses are accounted for as unrealized gains or losses until the contracts settles and such amounts are accounted for as realized.

Real Estate Investment Trusts: Certain Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Repurchase Agreements: The Funds may enter into repurchase agreements. In a repurchase agreement, a Fund buys a security from another party (usually a financial institution) with the agreement that it be sold back in the future. The date, price and other conditions are all specified when the agreement is created.

The Funds’ repurchase agreements are fully collateralized by cash, U.S. government securities, U.S. government agency securities or other securities. All collateral is held by the Funds’ custodian (or, with tri-party agreements, the agent’s bank) and is monitored daily to ensure that its market value is at least equal to the repurchase price under the agreement.

Securities Lending: Under the Securities Lending Program, a Fund (the “Lender”) may make short-term loans of their securities to another party (the “Borrower”) to generate additional revenue from their portfolio. The Borrower provides cash, U.S. government securities or letters of credit as collateral against the loans in an amount at least equal to 100% of the market value of the loaned securities.

The cash collateral of securities loaned is invested in registered 2a-7 money market portfolios. The investments of collateral are mark-to-market daily and the value of the collateral must be at least 100% of the market value of the loan securities each day. If the value of the collateral falls below 100%, it will be adjusted the following day.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.

Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuation in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

 Laudus Rosenberg Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

Gains realized by the Funds on the sale of securities in certain foreign countries are subject to non-U.S. taxes. The Funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

When a Fund closes out a futures or forwards position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly. A Fund records the daily change in market value of futures, and also the change in the amount of margin deposit required (“due to/from broker”).

(d) Investment Income:

Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the Funds record certain foreign security dividends on the day they learn of the ex-dividend date.

Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.

(e) Expenses:

Expenses that are specific to a Fund are charged directly to the Fund. Expenses that are common to all Funds within the trust generally are allocated among the Funds in proportion to their average daily net assets.

For Funds offering multiple share classes, net investment income, other than class specific expenses, and realized and unrealized gains or losses, are allocated daily to each class in proportion to their average daily net assets.

(f) Distributions to Shareholders:

The Funds make distributions from net investment income and net realized capital gains, if any, once a year.

(g) Custody Credit:

Certain Funds have an arrangement with their custodian bank, State Street Bank and Trust Company, under which the Funds receive a credit for their uninvested cash balance to offset their custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the Funds’ operating expenses.

(h) Accounting Estimates:

The accounting policies described in this report conform to accounting principles generally accepted in the United States of America. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates.

(i) Federal Income Taxes:

The Funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the Funds distribute substantially all of their net investment income and realized net capital gains, if any, to their respective shareholders each year. As long as a Fund meets the tax requirements, it is not required to pay federal income tax.

(j) Indemnification:

Under the Funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

 Laudus Rosenberg Funds

Financial Notes (continued)

3. Risk factors:

Investing in the Funds may involve certain risks, as described in the Funds’ prospectus, including, but not limited to, those described below:

An investment in any of the Funds involves risks similar to those of investing in common stocks directly. Just as with common stocks, the value of Fund shares may increase or decrease depending on market, economic, political, regulatory and other conditions affecting a Fund’s portfolio. These types of risks may be greater with respect to investments in securities of foreign issuers. Investments in shares of the Funds are, like an investment in common stocks, more volatile and risky than some other forms of investment. This risk is significant for all Funds.

Stocks of large-size companies tend to go in and out of favor based on market and economic conditions. As a result, during a period when these stocks fall behind other types of investments — bonds or stocks of mid- or small-size companies, for instance — the Fund’s performance also will lag those investments.

A Fund may also be subject to additional risk because it invests primarily in the stocks of companies with small and mid-sized market capitalizations, which tend to be less liquid and more volatile than stocks of companies with larger market capitalizations. These companies may also have limited product lines, markets or financial resources or may depend on a few key employees. In addition, small and mid cap stocks tend to go in and out of favor based on market and economic conditions. As a result, during a period when these stocks fall behind other types of investments — bonds or stocks of large-size companies, for instance — the Fund’s performance also will lag those investments.

Investments in securities of foreign issuers involve certain risks that are more significant than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and at times more volatile than securities of comparable U.S. companies. A Fund with foreign investments may also experience more rapid or extreme changes in value than a Fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.

A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause a fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on a Fund.

Please refer to the Funds’ prospectus for a more complete description of the principal risks of investing in the Funds.

4. Affiliates and Affiliated Transactions:

The Trust’s Board of Trustees oversees the general conduct of the Trust and the Funds.

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each Fund’s investment adviser pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between it and the Trust. AXA Rosenberg Investment Management LLC (“AXA Rosenberg”), the Funds’ sub-adviser, provides day-to-day portfolio management services to the Funds, subject to the supervision of CSIM.

 Laudus Rosenberg Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

For its advisory services to each Fund, CSIM is entitled to receive an annual fee, payable monthly, based on the Funds’ average daily net assets described as follows:

	Laudus Rosenberg	Laudus Rosenberg	Laudus Rosenberg
	U.S. Large	U.S. Discovery	International
Average daily net assets	Capitalization Fund	Fund	Discovery Fund

First $1 billion	0.75%	0.90%	1.00%
$1 billion to $2 billion	0.70%	0.85%	0.95%
Over $2 billion	0.675%	0.85%	0.95%

Laudus Rosenberg
International Small
Capitalization Fund

First $500 million	1.00%
Over $500 million	0.95%

CSIM (not the Funds) pays a portion of the management fees it receives to AXA Rosenberg in return for its services.

CSIM has contractually agreed, until at least July 30, 2012, to waive a portion of its management fee and bear certain expenses of each Fund. As such, CSIM further agrees to reimburse the Funds to limit the annual expenses, exclusive of nonrecurring account fees, fees on securities transactions such as exchange fees, dividends and interest on securities sold short, service fees, interest (overdraft charges), taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Funds’ business as follows:

	Investor Shares	Select Shares

Laudus Rosenberg U.S. Large Capitalization Fund	1.14%	0.84%
Laudus Rosenberg U.S. Discovery Fund*	n/a	0.95%
Laudus Rosenberg International Discovery Fund	1.65%	1.35%
Laudus Rosenberg International Small Capitalization Fund	1.79%	1.49%

*	Prior to August 12, 2009, the expense limitation was 1.14% for the Select Shares. Effective, November 19, 2009, the Investor Shares were merged into Select Shares.

Any amounts waived or reimbursed in a particular fiscal year will be subject to repayment through the next two fiscal years, to the extent that the repayment will not cause the Funds’ net expenses to exceed the current limit (as stated in CSIM’s contractual undertaking) during the respective year. As of March 31, 2010, the balance of recoupable expenses is as follows:

			Laudus Rosenberg
	Laudus Rosenberg	Laudus Rosenberg	International	Laudus Rosenberg
	U.S. Large	U.S. Discovery	Discovery	International Small
Expiration Date	Capitalization Fund	Fund	Fund	Capitalization Fund

March 31, 2011	$126,825	$—	$516,875	$—
March 31, 2012	173,219	139,635	656,228	—

The Funds may, from time to time, execute portfolio trades with affiliated brokers/dealers. For the period ended March 31, 2010, the Funds paid no brokerage fees on the execution of portfolio trades with affiliated brokers/dealers.

5. Other Shareholders Services:

Boston Financial Data Services, Inc. (“BFDS”) provides the transfer agent services to the Funds, and receives transfer agent fees from the Funds as shown in the Statement of Operations.

The Trust has a Distribution and Shareholder Service Plan with respect to its Investor Shares pursuant to Rule 12b-1 under the 1940 Act. The Investor Shares of the Funds are sold on a continuous basis by the Trust’s distributor-ALPS Distributors, Inc. Under the Distribution and Shareholder Services Plan, the Funds pay distribution and shareholder servicing fees in connection

 Laudus Rosenberg Funds

Financial Notes (continued)

5. Other Shareholders Services (continued):

with the sale and servicing of the Investor Shares. The annual Distribution and Shareholder Service Fee consists of up to 0.25% of the respective average daily net assets of the Investor Shares. In addition, the Trustees have authorized each Fund to pay up to 0.15% of its average daily net assets attributable to Investor Shares for sub-transfer agent and sub-accounting services in connection with such shares.

Effective August 12, 2009 no further fees were assessed on the Investor Shares for U.S. Discovery Fund for sub-transfer agent and sub-accounting service or under the Distribution and Shareholder Service Plan. Effective November 19, 2009, the Investor Shares of Laudus Rosenberg U.S. Discovery Fund were merged into Select Shares.

6. Board of Trustees:

Trustees may include people who are officers and/or directors of the investment adviser or Charles Schwab & Co., Inc. (“Schwab”). Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted in each Fund’s Statement of Operations.

Until September 2006, a Retirement Plan existed for the independent trustees. After the termination of the Retirement Plan, the previously accrued and unpaid benefits continue to be adjusted by performance of the Funds. As a result, the amount of the Retirement Payable to any independent trustee may increase or decrease based on the performance of the Funds.

7. Borrowing from Banks:

The Funds have access to custodian overdraft facilities and to an uncommitted line of credit up to a maximum of $100,000,000, as established by State Street Bank and Trust Company. Interest is calculated based on the market rates at the time of borrowing.

There were no borrowings from the line of credit by the Funds during the period. However, the Funds utilized their overdraft facility and incurred interest expense, which is disclosed in the Statement of Operations. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

8. Purchases and Sales of Investment Securities:

For the period ended March 31, 2010, purchases and sales of securities (excluding short-term securities) were as follows:

	Purchases	Sales

Laudus Rosenberg U.S. Large Capitalization Fund	$143,009,815	$132,242,999
Laudus Rosenberg U.S. Discovery Fund	362,695,613	692,737,918
Laudus Rosenberg International Discovery Fund	393,339,564	393,817,255
Laudus Rosenberg International Small Capitalization Fund	376,924,176	544,105,729

9. Redemption Fee:

The Funds charge a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts are netted against the redemption proceeds on the Statement of Changes in Net Assets. The redemption fees charged during the current and prior report periods are:

	Current Period	Prior Period
	(4/1/09-3/31/10)	(4/1/08-3/31/09)

Laudus Rosenberg U.S. Large Capitalization Fund	$2,151	$7,309
Laudus Rosenberg U.S. Discovery Fund	14,941	18,351
Laudus Rosenberg International Discovery Fund	4,784	17,228
Laudus Rosenberg International Small Capitalization Fund	288	953

 Laudus Rosenberg Funds

Financial Notes (continued)

10. Federal Income Tax:

As of March 31, 2010, the components of distributable earnings on a tax-basis were as follows:

	Laudus Rosenberg	Laudus Rosenberg
	U.S. Large	U.S. Discovery
	Capitalization Fund	Fund

Undistributed ordinary income	$270,790	$324,717
Undistributed long-term capital gains	—	—
Unrealized appreciation on investments	17,390,701	64,396,117
Unrealized depreciation on investments	(512,306)	(6,407,432)
Other unrealized appreciation/ (depreciation)	—	—
Net unrealized appreciation/ (depreciation)	$16,878,395	$57,988,685

	Laudus Rosenberg	Laudus Rosenberg
	International	International Small
	Discovery Fund	Capitalization Fund

Undistributed ordinary income	$1,426,211	$2,496,305
Undistributed long-term capital gains	—	—
Unrealized appreciation on investments	49,285,460	42,159,775
Unrealized depreciation on investments	(7,497,013)	(24,681,888)
Other unrealized appreciation/ (depreciation)	(383,577)	17,041
Net unrealized appreciation/ (depreciation)	$41,404,870	$17,494,928

The primary difference between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales and Passive Foreign Investment Companies (“PFIC”).

Capital loss carry forwards may be used to offset future realized capital gains for federal income tax purposes. As of March 31, 2010, the following funds had capital loss carry forwards available to offset net capital gains before the expiration dates:

	Laudus
	Rosenberg			Laudus Rosenberg
	U.S. Large	Laudus Rosenberg	Laudus Rosenberg	International
	Capitalization	U.S. Discovery	International	Small
Expiration Date	Fund	Fund	Discovery Fund	Capitalization

March 31, 2016	$—	$—	$—	$—
March 31, 2017	11,500,509	—	61,437,260	151,052,643
March 31, 2018	16,122,727	177,550,837	61,225,314	238,469,625
Total	$27,623,236	$177,550,837	$122,662,574	$389,522,268

For tax purposes, realized net capital losses, incurred after October 31, may be deferred and treated as occurring on the first day of the following fiscal year. As of March 31, 2010, the Funds had aggregate deferred realized net capital losses and capital losses utilized as follows:

Laudus Rosenberg
International
	Laudus Rosenberg	Laudus Rosenberg	Laudus Rosenberg	Small
	U.S. Large	U.S. Discovery	International	Capitalization
	Capitalization Fund	Fund	Discovery Fund	Fund

Capital losses deferred	$—	$—	$—	$6,908,600
Capital losses utilized	—	—	—	—

 Laudus Rosenberg Funds

Financial Notes (continued)

10. Federal Income Tax (continued):

Due to the fact that Laudus Rosenberg U.S. Large Capitalization Fund and Laudus Rosenberg U.S. Discovery Fund were previously parties to mergers, and those mergers occurred within two years of their recently announced plan of liquidation, the capital losses acquired at the time of the mergers are limited to zero by operation of Internal Revenue Code 382(c).

Capital Losses Expired Due To Plan of Liquidation:

Laudus Rosenberg U.S. Large Capitalization Fund	$3,763,669
Laudus Rosenberg U.S. Discovery Fund	$129,953,150

The tax-basis components of distributions paid during the current and prior periods were:

				Laudus Rosenberg
	Laudus Rosenberg	Laudus Rosenberg	Laudus Rosenberg	International Small
	U.S. Large	U.S. Discovery	International	Capitalization
	Capitalization Fund	Fund	Discovery Fund	Fund

Current period distributions
Ordinary income	$1,260,101	$1,455,201	$5,537,722	$10,266,412
Long-term capital gains	—	60,412	—	—
Return of capital	—	—	—	—
Prior period distributions
Ordinary income	$1,149,648	$2,338,958	$5,099,501	$12,174,125
Long-term capital gains	—	2,792,770	—	—
Return of capital	—	—	—	—

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses, short-term capital gains and losses; capital losses related to wash sales, unrealized appreciation of certain investments in non-U.S. securities; paydowns on fixed-income securities; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The Funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

The permanent book and tax basis differences may result in reclassifications between capital accounts and other accounts as required. The adjustments will have no impact on net assets or the results of operations. As of March 31, 2010, the Funds made the following reclassifications:

			Laudus Rosenberg	Laudus Rosenberg
	Laudus Rosenberg	Laudus Rosenberg	International	International Small
	U.S. Large	U.S. Discovery	Discovery	Capitalization
	Capitalization Fund	Fund	Fund	Fund

Capital shares	($3,763,669)	$691,342	($947)	($638)
Undistributed net investment income	—	(25,539)	1,164,526	3,564,350
Net realized capital gains/losses	3,763,669	(665,803)	(1,163,579)	(3,563,712)

As of March 31, 2010, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and state purpose, four years from the date of filing), as applicable to the Funds, and has determined that no provision for income tax is required in the Funds’ financial statement. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. The Funds are not subject to examination by U.S. federal tax authorities for tax years before 2007 and by state tax authorities for tax years before 2006.

 Laudus Rosenberg Funds

Financial Notes (continued)

11. Subsequent Events:

At the meeting held on April 28, 2010, the Board of Trustees of the Trust approved the liquidation of each of the Funds. Accordingly, as of the close of business on April 30, 2010, each Fund is closed to new investments from all investors. Each Fund will redeem all of its outstanding shares on or shortly after July 30, 2010 and distribute the proceeds to the Fund’s shareholders (subject to maintenance of appropriate reserves for liquidation and other expenses). As shareholders redeem shares of the Funds through the liquidation date, the Funds may not be able to continue to invest their assets in accordance with their stated investment policies as a result of the decrease in the Funds’ assets.

Other than the planned liquidation of the Funds as discussed above, management has determined there are no other subsequent events or transactions that would have materially impacted the financial statements as presented.

12. Reorganization:

Under a plan of reorganization adopted by the Trust, all of the assets and liabilities of the Laudus Rosenberg U.S. Small Capitalization Fund were transferred to the Laudus Rosenberg U.S. Discovery Fund. The purpose of the transaction was to combine two funds managed by CSIM with comparable investment objectives and strategies. The reorganization was completed at the close of business on November 19, 2009. The following is a summary of shares outstanding, net assets, net asset value per share issued and unrealized appreciation/ depreciation immediately before and after the reorganization.

	Before Reorganization		After Reorganization
		Laudus Rosenberg	Laudus
	Laudus Rosenberg	U.S. Small	Rosenberg U.S.
	U.S. Discovery Fund	Capitalization Fund	Discovery Fund

Shares
Investor shares	—	8,317,738	—
Select shares	17,263,937	17,905,976	30,279,730
Advisor shares	—	1,193,319	—
Net assets
Investor shares	—	$47,773,040	—
Select shares	$214,478,709	$106,969,963	$376,180,246
Advisor shares	—	$6,958,534	—
Net asset value
Investor shares	—	$5.74	—
Select shares	$12.42	$5.97	$12.42
Advisor shares	—	$5.83	—
Net unrealized appreciation/
(depreciation)	$15,779,199	$5,857,870	$21,637,069
Market value of investments	$213,378,372	$162,349,732	$375,728,104
Cost of investments	$197,599,173	$156,491,861	$354,091,034

The Laudus Rosenberg U.S. Discovery Fund’s pro forma results of operations for the year ended March 31, 2010 are as follows:

Net investment income	$513,829
Net realized/unrealized gain (loss) on investments	$221,654,376

Net increase (decrease) in net assets resulting from operations	$222,168,205

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earning of Laudus Rosenberg U.S. Small Capitalization Fund that have been included in Laudus Rosenberg U.S. Discovery Fund’s Statement of Operations since November 19, 2009.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Laudus Rosenberg U.S. Large Capitalization Fund
Laudus Rosenberg U.S. Discovery Fund
Laudus Rosenberg International Discovery Fund
Laudus Rosenberg International Small Capitalization Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Laudus Rosenberg U.S. Large Capitalization Fund, Laudus Rosenberg U.S. Discovery Fund, Laudus Rosenberg International Discovery Fund, and Laudus Rosenberg International Small Capitalization Fund (four of the portfolios constituting Laudus Trust, hereafter referred to as the “Funds”) at March 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As explained in Note 11 to the financial statements, on April 28, 2010, the Funds’ Board of Trustees voluntarily elected to liquidate each of the Funds.

PricewaterhouseCoopers LLP
San Francisco, California
May 17, 2010

Other Federal Tax Information (unaudited)

For corporate shareholders, the following percentage of the Funds dividends distributions paid during the fiscal year ended March 31, 2010, qualify for the corporate dividends received deduction:

Dividends
Received Deduction

Laudus Rosenberg U.S. Large Capitalization Fund	100%
Laudus Rosenberg U.S. Discovery Fund	100%
Laudus Rosenberg International Discovery Fund	—%
Laudus Rosenberg International Small Capitalization Fund	—%

The Funds may elect to pass on the benefits of the foreign tax credit to its shareholders for the year ended March 31, 2010, and the respective foreign source income on the Funds were as follows:

	Foreign Tax	Foreign Source
	Credit	Income

Laudus Rosenberg International Discovery Fund	$659,970	$8,284,757
Laudus Rosenberg International Small Capitalization Fund	934,665	11,635,541

For the fiscal year ended March 31, 2010, the Funds designate the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(ii) of the Internal Revenue Code. Shareholders will be notified in January 2011 via IRS form 1099 of the amounts for use in preparing their 2010 income tax return.

Laudus Rosenberg U.S. Large Capitalization Fund	$1,530,891
Laudus Rosenberg U.S. Discovery Fund	1,779,918
Laudus Rosenberg International Discovery Fund	7,140,241
Laudus Rosenberg International Small Capitalization Fund	11,850,322

For the fiscal year ended March 31, 2010, the Funds hereby designate the following amounts as capital gain dividends:

Laudus Rosenberg U.S. Large Capitalization Fund	$—
Laudus Rosenberg U.S. Discovery Fund	60,412
Laudus Rosenberg International Discovery Fund	—
Laudus Rosenberg International Small Capitalization Fund	—

Results of Proxy Voting:

At a special meeting of shareholders of the Laudus Rosenberg U.S. Small Capitalization Fund held on November 5, 2009, the shareholders approved the reorganization of the Fund into the Laudus Rosenberg U.S. Discovery Fund. The results of the shareholder vote were as follows:

		% of Shares	% of Total
	Shares Voted	Voted	Shares Voted

FOR	22,159,106.69	93.19%	46.97%
AGAINST	318,441.47	1.34%	0.68%
ABSTAIN	280,112.96	1.17%	0.59%
UNINSTRUCTED	1,021,667.00	4.30%	2.17%
TOTAL	23,779,328.12	100.00%	50.41%

At a special meeting of shareholders of the trust held on December 14, 2009, shareholders approved the following proposal: to elect nine trustees to serve on the Board of Trustees of the trust.

	FOR	WITHHELD
	(shares)	(shares)	% FOR

Charles R. Schwab	125,221,372.67	28,690,024.32	81.36%
Walter W. Bettinger, II	145,432,597.43	8,478,799.56	94.49%
Mariann Byerwalter	150,226,122.76	3,685,274.23	97.61%
John F. Cogan	149,359,044.40	4,552,352.59	97.04%
William A. Hasler	140,754,512.11	13,156,884.88	91.45%
Gerald B. Smith	149,347,240.57	4,564,156.42	97.03%
Donald R. Stephens	149,421,888.16	4,489,508.83	97.08%
Joseph H. Wender	149,294,896.88	4,616,500.11	97.00%
Michael W. Wilsey	143,901,543.71	10,009,853.28	93.50%

Approval of Amended Subadviser Agreement

The Board of Trustees (the “Board” or the “Trustees”, as appropriate), including a majority of the trustees who are not “interested” persons as that term is defined in the Investment Company Act of 1940 (the “Independent Trustees”), considered information specifically relating to its consideration of an amended and restated subadviser agreement (“Amended Subadviser Agreement”) among Laudus Trust, Charles Schwab Investment Management, Inc. and AXA Rosenberg Investment Management LLC with respect to the Laudus Rosenberg U.S. Discovery Fund, at a meeting held on February 25, 2010. The Board’s approval of the Amended Subadviser Agreement was based on the review of detailed information with regard to the proposed changes and the consideration and evaluation of a variety of specific factors considered by the Board at the September 17, 2009 Board Meeting. For a detailed summary of the factors considered at the September 17, 2009 meeting, please refer to the Funds’ semiannual report dated September 30, 2009.

Trustees and Officers

The tables below give information about the trustees and officers for the Laudus Trust which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 85 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of Laudus Trust since 2004.)	Chairman of JDN Corporate Advisory LLC.	77	Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009) Director, Excelsior Funds (2006 – 2007)

John F. Cogan 1947 Trustee (Trustee of Laudus Trust since 2010.)	Senior Fellow: The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 1994 – present).	77	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

William A. Hasler 1941 Trustee (Trustee of Laudus Trust since 2004.)	Dean Emeritus, Haas School of Business, University of California, Berkeley (July 1998 – present).	77	Director, Ditech Networks Corporation (1997 – present)
Director, TOUSA (1998 – present)
Director, Mission West Properties (1998 – present)
Director, Globalstar, Inc. (2009 – present)
Director, Harris-Stratex Networks (2001 – present)
Director, Aphton Corp. (1991 – 2007)
Director, Solectron Corporation (1998 – 2007)
Director, Genitope Corporation (2000 – 2009)
			Director, Excelsior Funds (2006 – 2007)

Gerald B. Smith 1950 Trustee (Trustee of Laudus Trust since 2010.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	77	Lead Independent Director, Board of Cooper Industries (2002 – present) Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – present) Director, Oneok, Inc (2009 – present)

Donald R. Stephens 1938 Trustee (Trustee of Laudus Trust since 2010.)	Managing Partner, D.R. Stephens & Company (investments) (1973 – present).	77	None

Joseph H. Wender 1944 Trustee (Trustee of Laudus Trust since 2010.)	Senior Consultant, Goldman Sachs & Co., Inc. (Jan. 2008-present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present); Senior Director, Chairman of the Finance Committee, GSC Group (July 2005 – Dec. 2007); General Partner, Goldman Sachs & Co., Inc. (Oct. 1982 – June 2005).	77	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

 Independent Trustees (continued)

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Michael W. Wilsey 1943 Trustee (Trustee of Laudus Trust since 2010.)	Chairman and Chief Executive Officer, Wilsey Bennett, Inc. (real estate investment and management, and other investments).	77	None

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of Laudus Trust since 2010.)	Founded Charles Schwab & Co., Inc. in 1971 and became Chairman in 1978. Since 1986, Chairman and Director, The Charles Schwab Corporation. Since 1989, Director, Charles Schwab Investment Management, Inc., and appointed as Chairman in 1991. Since 1996, Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I and Schwab International Holdings, Inc. Since 1999, Director and Chief Executive Officer, Schwab Holdings, Inc. Since 2003, Chairman, Charles Schwab Bank, N. A.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, and the Charles Schwab & Co., Inc.	77	None

Walter W. Bettinger II2 1960 Trustee (Trustee of Laudus Trust since 2010.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc., principal underwriter to the Funds, and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation.	85	None

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

George Pereira 1964 Treasurer and Chief Financial Officer (Officer of Laudus Trust since 2006.)	Senior Vice President and Chief Financial Officer, Charles Schwab Investment Management, Inc. (November 2004 – present); Treasurer and Principal Financial Officer, Schwab Funds and Schwab ETFs (2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (Sept. 2002 – present); Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (June 2006 – June 2007).

Jeffrey Mortimer 1963 President, Chief Executive Officer and Chief Investment Officer (President and CEO since 2008, CIO since 2004.)	Senior Vice President and Chief Investment Officer, Charles Schwab Investment Management, Inc. and Schwab Funds (2004 – present); Senior Vice President and Chief Investment Officer, Schwab ETFs (2009 – present).

Koji E. Felton 1961 Vice President and Assistant Clerk (Officer of Laudus Trust since 2010.)	Senior Vice President, Chief Counsel and Corporate Secretary, Charles Schwab Investment Management, Inc. (July 2000 – present); Senior Vice President and Deputy General Counsel, Charles Schwab & Co., Inc. (June 1998 – present); Secretary and Chief Legal Officer, Schwab Funds (Nov. 1998 – present); Secretary and Chief Legal Officer, Schwab ETFs (Oct. 2009 – present); Chief Legal Officer and Secretary, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (June 2006 – June 2007).

Catherine MacGregor 1964 Chief Legal Officer, Vice President and Clerk (Officer of Laudus Trust since 2005.)	Vice President, Charles Schwab & Co., Inc. and Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President, Schwab Funds (2005 – present), Vice President of Schwab ETFs (Oct. 2009 – present).

Michael Haydel 1972 Vice President (Officer of Laudus Trust since 2005)	Vice President, Asset Management Client Services, Charles Schwab & Co., Inc. (2004 – present); Vice President, Schwab Funds (2005 – present); Vice President, Schwab ETFs (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Laudus Funds retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after 20 years of service as a trustee, whichever comes first, provided that any trustee who serves on both Schwab Funds and Laudus Funds retires from both boards when first required to retire by either board. Independent trustees elected prior to January 1, 2000 will retire on the following schedule: Messrs. Stephens and Wilsey will retire on December 31, 2010.
[2]	Messrs. Schwab and Bettinger are Interested Trustees because they are employees of Schwab and/or the investment adviser. In addition to their employment with Schwab and/or the investment adviser, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation.
[3]	The President, Treasurer and Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Glossary

Beta is a measure of the volatility of a stock relative to the overall market. A beta of less than one indicates lower historical risk than the market; a beta of more than one indicates higher historical risk than the market.

The MSCI EAFE Index® (Net) is a free float-adjusted market capitalization index that is designed to measure market equity performance in 22 developed market countries, excluding the U.S. and Canada. This series approximates the minimum possible dividend reinvestment.

Price to earnings ratio is the price of a stock divided by its historical earnings per share.

Price to book ratio compares the stock’s market value to the value of the total assets less the total liabilities.

Price to cash flow ratio is the price of a stock divided by its reported cash flow per share.

Return on equity represents the amount earned on a company’s common stock investment for a given period, calculated by dividing common stock equity into net income for the period after preferred stock dividends but before common stock dividends.

The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Index measures the performance of the 1000 largest companies in the Russell 3000® Index, and represents approximately 92% of the total market capitalization of the Russell 3000® Index.

The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower valuation ratios such as price-to-book and price-to-earnings ratios.

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, and represents approximately 16% of the total market capitalization of the Russell 3000® Index.

The Russell 2500tm Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index, and represents approximately 16% of the total market capitalization of the Russell 3000® Index.

The Russell 3000® Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes.

The Russell 3000® Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes.

The S&P Developed ex US SmallCap Index is a float-adjusted index which measures the performance of small companies (approximately the bottom 15% by market capitalization) in 25 developed equity markets.

The S&P Global ex US Broad Market Index (BMI) $2-$10 Billion Cap Range is an absolute size benchmark that divides the investable region into capitalization bands of between $2 billion and $10 billion. It is a subset of the Broad Market Index (BMI), which includes companies in approximately 52 developed and emerging markets with more than $100 million of free float capitalization.

The Standard & Poor’s 500® (S&P 500) Index is an unmanaged index measuring large-cap U.S. stock market performance, and includes a representative sample of leading companies in leading industries.

Trading Activity is one of several risk factors commonly used to attribute a portfolio’s return relative to its benchmark. Specifically, trading activity measures a stock’s trailing 12 month trading volume relative to its total shares outstanding. It measures how actively traded a stock has been in the last 12 months.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request by visiting www.laudus.com, or the Securities and Exchange Commission’s website at www.sec.gov, or by contacting Laudus Funds at 866.452.8387.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by visiting www.laudus.com, or the Securities and Exchange Commission’s website at www.sec.gov.

Quarterly Disclosure of Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are availabel on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The information filed on a fund’s most recent Form N-Q is also available at www.laudus.com.

This supplement is not part of the shareholder report.

LAUDUS TRUST
(the “Trust”)

Laudus Rosenberg U.S. Equity Funds
Laudus Rosenberg U.S. Large Capitalization Fund
Laudus Rosenberg U.S. Discovery Fund

Laudus Rosenberg International Equity Funds
Laudus Rosenberg International Discovery Fund
Laudus Rosenberg International Small Capitalization Fund

Supplement dated April 30, 2010 to the
Prospectus dated July 29, 2009, as supplemented
August 12, 2009

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

At a meeting held on April 28, 2010, the Board of Trustees of the Trust approved the liquidation of each of the Laudus Rosenberg Funds, specifically, the Laudus Rosenberg U.S. Large Capitalization Fund, Laudus Rosenberg U.S. Discovery Fund, Laudus Rosenberg International Discovery Fund and Laudus Rosenberg International Small Capitalization Fund (each, a “Fund”).

Accordingly, effective as of the close of business April 30, 2010 (the “Closing Date”), each Fund is closed to new investment from all investors. All existing investors may continue to receive dividends and/or distributions in the form of additional shares of a Fund. Effective as of the Closing Date, shareholders of other funds of the Trust will not be permitted to exchange any of their shares for shares of a Fund. Each Fund may modify the implementation of these transaction policies to accommodate certain intermediaries’ system requirements.

Each Fund will redeem all of its outstanding shares on or shortly after July 30, 2010 (the “Liquidation Date”), and distribute the proceeds to the Fund’s shareholders (subject to maintenance of appropriate reserves for liquidation and other expenses). Charles Schwab Investment Management, Inc. (the “Adviser”) will continue to monitor the situation with the Funds’ subadviser, AXA Rosenberg Investment Management, LLC, regarding its recently announced computer model coding error to determine what impact, if any, the error may have had on the performance of the Funds. The Funds will seek to preserve any potential rights the Funds’ may have with respect to such error on behalf of the broadest group of shareholders possible. However, there is no guarantee that the Funds will receive any recovery or that the Funds will be able to preserve any such recovery for shareholders who redeem their shares prior to the Liquidation Date. In addition, any potential recovery may be too small to be practicably distributed to shareholders.

Effective immediately, through the Liquidation Date, each Fund will waive its redemption fee.

As shareholders redeem shares of a Fund between the date of this supplement and the Liquidation Date, a Fund may not be able to continue to invest its assets in accordance with its stated investment policies as a result of the decrease in the Fund’s assets. Accordingly, a Fund may not be able to achieve its investment objective and may deviate from its investment policies during the period between the date of this supplement and the Liquidation Date.

As is the case with other redemptions, each shareholder’s redemption, including a mandatory redemption on the Liquidation Date, will constitute a taxable disposition of shares for shareholders who do not hold their shares through tax-advantaged plans. Shareholders should contact their tax advisors to discuss the potential income tax consequences of the liquidation.

A copy of the Funds’ prospectus and this supplement are available on the Funds website www.laudus.com, and the Funds will provide additional information, should it become available, on their website.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

REG55732-00 (04/10) © 2010 All Rights Reserved

PRIVACY NOTICE
 THIS IS NOT PART OF THE SHAREHOLDER REPORT

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Your Privacy Is Not for Sale

We do not and will not sell your personal information to anyone, for any reason.

We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.

How We Collect Information About You

We collect personal information about you in a number of ways.

•	APPLICATION AND REGISTRATION INFORMATION.

We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.

•	TRANSACTION AND EXPERIENCE INFORMATION.

Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.

•	WEBSITE USAGE.

When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please click the Privacy link on our website.

How We Share and Use Your Information

We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:

•	to help us process transactions for your account;

•	when we use other companies to provide services for us, such as printing and mailing your account statements;

•	when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control)

State Laws

We will comply with state laws that apply to the disclosure or use of information about you.

Safeguarding Your Information — Security Is a Partnership

We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.

Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.

We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Contact Us

To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.

Laudus Funds® direct investors:  1-800-447-3332

© 2009 Laudus Funds. All rights reserved.

Notes

Notes

Notes

For More Information about the Funds:

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Shareholder Services
1.866.452.8387 Investment Professionals
1.800.447.3332 Individual Investors
www.laudus.com

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

MFR55501-00

Prospectus Supplement and
Annual Report Enclosed

Annual report dated March 31, 2010 enclosed.

COMMAND PERFORMANCETM

Laudus Growth Investors U.S. Large Cap Growth Fund

This supplement is not part of the shareholder report.

LAUDUS TRUST
(the “Trust”)

Laudus Growth Investors U.S. Large Cap Growth Fund

Supplement dated May 20, 2010 to the
Prospectus dated October 27, 2009

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

Effective June 4, 2010, the first paragraph of the “Portfolio management” section on page 9 of the prospectus is deleted in its entirety and replaced with the following:

Lawrence G. Kemp manages the Fund. Mr. Kemp is responsible for managing the portfolio and reviewing the overall composition of the portfolio to ensure its compliance with its stated investment objective and strategies. Mr. Kemp is Head of the U.S. Large Cap Growth Equity portfolio construction team at UBS Global AM. Mr. Kemp is also a managing Director of UBS Global AM and has been an investment professional with the firm since 1992.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

REG56012-00 (05/10) © 2010 All Rights Reserved

Annual Report March 31, 2010

COMMAND PERFORMANCEtm

Laudus Growth Investors U.S. Large Cap Growth Fund

Adviser
Charles Schwab Investment Management, Inc.

Subadviser
UBS Global Asset Management (Americas) Inc.

This page is intentionally left blank.

In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: ALPS Distributors, Inc.

The industry/sector classification of the funds’ portfolio holdings uses the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor’s. GICS is a service mark of MSCI and S&P and has been licensed for use by CSIM and certain affiliates. Charles Schwab & Co, Inc., UBS Global Asset Management (Americas) Inc. and ALPS Distributors, Inc. are unaffiliated entities.

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.laudus.com.

Total Return for the Report Period*

Laudus Growth Investors U.S. Large Cap Growth Fund (Ticker Symbol: LGILX)	30.02%

Russell 1000® Growth Index	28.74%

Performance Details	pages 4-5

*	For the period from 6/30/09 through 3/31/10. Effective July 13, 2009, all outstanding Class A, B and C shares of the UBS U.S. Large Cap Growth Fund (the UBS Fund) were converted to Class Y shares, and the UBS Fund’s assets were acquired by the Laudus Growth Investors U.S. Large Cap Growth Fund. The performance and financial history prior to July 13, 2009 are that of the Class Y shares of the predecessor fund.

All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized. Redemption fees charged on shares sold or exchanged 30 days or less after purchasing them may affect share level returns.

Fund expenses may have been partially absorbed by CSIM. Without these reductions, the Fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Please see prospectus for further detail and investor eligibility requirements.

2 Laudus Growth Investors U.S. Large Cap Growth Fund

From the President

Jeffrey Mortimer is President, CEO, and CIO of Laudus Funds and SVP of Charles Schwab Investment Management, Inc. He joined the firm in 1997 and has held a variety of executive positions at Schwab.

Dear Shareholder,

On July 13, 2009, the UBS U.S. Large Cap Growth Fund was acquired by the Laudus Growth Investors U.S. Large Cap Growth Fund. Consequently, this annual report covers the nine-month period that ended March 31, 2010. During the period, major international and domestic equity indices showed signs of recovery. While this is welcomed news, central banks in several countries, including the United States, continued to closely monitor financial markets, liquidity, monetary exchange rates, interest rates, and inflation, in their ongoing efforts to stabilize local and global markets.

The advent of 2010 brought in modestly encouraging news about the U.S. economy as unemployment numbers remained at just under 10%, according to the Bureau of Labor Statistics, and consumer spending increased slightly. Likewise, capital spending by businesses in the United States showed signs of improvement, and the Federal Reserve began to withdraw some of its monetary support programs. In the United States, small-cap stocks outperformed large-cap stocks and small-cap value outpaced small-cap growth.

For the Laudus Growth Investors U.S. Large Cap Growth Fund, these improvements in the equity markets were reflected in the Fund’s return of 30.02% for the reporting period, which was slightly more than the return for its comparative index, the Russell 1000 Growth Index, that returned 28.74%. You can read about the performance of the Fund in the “Manager’s Discussion and Analysis” on the following pages.

UBS Global Asset Management (Americas) Inc. is the subadviser for the Laudus Growth Investors U.S. Large Cap Growth Fund. A global leader in asset management under the umbrella of UBS Global Asset Management (Americas) Inc., Growth Investors is a global growth manager focusing on high-alpha growth strategies, both in the United States and internationally. Growth Investors adheres to a disciplined investment process comprising both quantitative analysis and independent fundamental research, followed by distinct portfolio construction techniques to ensure consistent application of the growth style.

In closing, I would remind you that should you have any questions about the Fund we are available to answer them at 1-800-447-3332.

Thank you for investing with us.

Sincerely,

Laudus Growth Investors U.S. Large Cap Growth Fund 3

Laudus Growth Investors U.S. Large Cap Growth Fund

The Laudus Growth Investors U.S. Large Cap Growth Fund returned 30.02% for the nine-month period that ended March 31, 2010, outperforming its comparative index, the Russell 1000 Growth Index (the index), which returned 28.74%.

Gains remained broad based during the period as equity markets continued to improve from the depressed lows seen a year earlier. On a relative basis, outperformance versus the index during the period was due in equal parts to stock selection and sector allocation. In particular, stock selection within Information Technology, Health Care, and Consumer Discretionary were the main contributors.

Firms within the Information Technology Sector demonstrated resiliency in their ability to maintain profitability and increase revenue during the period. Furthermore, the firms with recurring revenue streams and secular product growth trends were in favor as compared to their more cyclical peers. The Information Technology Sector contains many firms that fit this description and as a result, the Fund’s identification of some of the better performing companies contributed positively to performance. Within Information Technology, an overweight to Apple, MasterCard, Salesforce.com, and Visa were some of the main drivers of the Fund’s outperformance during the period.

Investing in the Health Care Sector during the previous nine months was challenging as efforts to reform health care were underway. During this period, we focused on companies that had dominant positions in the market. Companies such as Alcon, Allergan, and Express Scripts fell into this category and contributed positively to the Fund’s performance.

While stock selection for the Fund in its entirety was positive during the period, there were some detractors. The Financials Sector makes up a relatively small percentage of the Fund’s comparative index; however, concerns about regulation of futures contracts caused two of the Fund’s holdings to lag during the period. Specifically, IntercontinentalExchange and CME Group detracted from Fund performance as fears that futures market regulators would limit trading volumes on energy futures contracts. As portfolio managers, we do not share these fears and have maintained the Fund’s holdings in the companies because, in our view, the future earnings growth is not fully reflected in current share prices.

As of 03/31/10:
 Fund Characteristics

Number of Securities	50
Avg. Market Capitalization ($Wtd. x 1,000,000)	$61,564
Portfolio Turnover	72%
Price to Earnings (P/E)	23.15
Price/Book Ratio (P/B)	3.37
Price to Cash Flow	19.71
Beta	1.05
Return on Equity	20.08%
Five-Year Earnings Growth	19.71%

 Fund Overview

Fund

Initial Investment	$100
Inception Date	10/14/1997*
Total Net Assets ($ x 1,000)	$214,872
Ticker Symbol	LGILX
Cusip	51855Q549
NAV	$11.23

Views of UBS Global Asset Management (Americas), Inc. and portfolio holdings may have changed since the report date.

*	Inception date is that of the Fund’s predecessor fund, the Y Class of the UBS U.S. Large Cap Growth Fund.

4 Laudus Growth Investors U.S. Large Cap Growth Fund

 Laudus Growth Investors U.S. Large Cap Growth Fund

Performance Summary as of 03/31/10

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The performance information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.laudus.com.

Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.

March 31, 2000 – March 31, 2010
Performance of a Hypothetical
$10,000 Investment1,2

 Average Annual Total Returns1,2

Fund and Inception Date	6/30/09 – 3/31/10	1 Year	5 Years	10 Years

Fund: Laudus Growth Investors U.S. Large Cap Growth Fund (10/14/97)	30.02%	52.50%	7.19%	-1.60%
Russell 1000® Growth Index*	28.74%	49.75%	3.42%	-4.21%

Fund Expense Ratios3: Net 0.78%; Gross 0.96%

 Sector Weightings % of Equities

Information Technology	31.0%
Health Care	18.4%
Consumer Discretionary	16.6%
Industrials	10.9%
Financials	8.9%
Consumer Staples	6.2%
Energy	4.4%
Materials	2.8%
Telecommunication Services	0.8%
Total	100.0%

 Top Equity Holdings % of Net Assets4

Apple, Inc.	6.8%
Google, Inc., Class A	4.3%
MasterCard, Inc., Class A	4.0%
Visa, Inc., Class A	3.9%
Cisco Systems, Inc.	3.8%
Allergan, Inc.	3.6%
QUALCOMM, Inc.	3.6%
Amazon.com, Inc.	3.3%
McDonald’s Corp.	3.3%
Covidien plc	3.1%
Total	39.7%

*	Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in any index and index figures do not include trading and management costs.
[1]	Total returns include change in share price and reinvestment of distributions. Total returns may reflect the waiver of a portion of a fund’s advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower. Performance results less than one year are not annualized.
[2]	Effective July 13, 2009, all outstanding Class A, B and C shares of the UBS U.S. Large Cap Growth Fund (the UBS Fund) were converted to Class Y shares, and the UBS Fund’s assets were acquired by the Laudus Growth Investors U.S. Large Cap Growth Fund. The performance and financial history prior to July 13, 2009 are that of the Class Y shares of the predecessor fund.
[3]	As stated in the prospectus. Net Expenses: Reflects expenses expected to be charged to shareholders through at least 7/30/12. Adviser expects to hold expenses at this level by waiving its management fees and/or bearing other expenses. Gross Expenses: Reflects the total annual fund operating expenses without the effect of contractual fee waivers. Please see the prospectus for more information. For actual rates during the period, refer to the Financial Highlights section of the Financial Statements.
[4]	This list is not a recommendation of any security by the investment adviser.

Laudus Growth Investors U.S. Large Cap Growth Fund 5

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the period beginning October 1, 2009 and held through March 31, 2010.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 10/1/09	at 3/31/10	10/1/09–3/31/10

Laudus Growth Investors U.S. Large Cap Growth Fund
Actual Return	0.79%	$1,000	$1,142.90	$4.22
Hypothetical 5% Return	0.79%	$1,000	$1,020.99	$3.98

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in Financial Highlights.

[2]	Expenses for the fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 182 days of the period, and divided by 365 days of the fiscal year.

6 Laudus Growth Investors U.S. Large Cap Growth Fund

Laudus Growth Investors U.S. Large Cap Growth Fund

Financial Statements

Financial Highlights

	7/1/09–		7/1/08–	7/1/07–	7/1/06–	7/1/05–	7/1/04–
	3/31/10[1]		6/30/09	6/30/08	6/30/07	6/30/06	6/30/05

Per-Share Data ($)

Net asset value at beginning of period	8.68		11.45	10.94	9.02	8.38	7.85

Income (loss) from investment operations:
Net investment income (loss)	0.01	[2]	0.03 [2]	0.01 [2]	0.04 [2]	0.01 [2]	0.02 [2]
Net realized and unrealized gains (losses)	2.58		(2.80)	0.59	1.90	0.64	0.51

Total from investment operations	2.59		(2.77)	0.60	1.94	0.65	0.53
Less distributions:
Distributions from net investment income	(0.04)		—	(0.01)	(0.02)	(0.01)	—
Distributions from net realized gains	—		—	(0.08)	—	—	—

Total distributions	(0.04)		—	(0.09)	(0.02)	(0.01)	—

Net asset value at end of period	11.23		8.68	11.45	10.94	9.02	8.38

Total return (%)	30.02	[3]	(24.19)	5.52	21.51	7.72	6.75

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.78	[4]	0.80	0.80	0.80	0.80	0.80
Gross operating expenses	0.99	[4]	1.23	1.21	1.25	2.10	3.01
Net investment income (loss)	0.12	[4]	0.41	0.05	0.35	0.09	0.29
Portfolio turnover rate	72	[3]	132	102	112	137	145
Net assets, end of period ($ x 1,000)	214,872		54,344	76,175	62,529	4,797	3,078

1 Effective July 13, 2009, all outstanding Class A, B, and C shares in the UBS U.S. Large Cap Growth Fund (UBS Growth Fund) were converted to Class Y shares, and the UBS Growth Fund’s assets were acquired by Laudus Growth Investors U.S. Large Cap Growth Fund which commenced operations on that day. The Financial Highlights above present the Y Class shares of the UBS Growth Fund prior to the acquisition date of July 13, 2009 and Laudus Growth Investors U.S. Large Cap Growth Fund subsequent to that date. (Note that the UBS Growth Fund had a fiscal year ending June 30 whereas the Laudus Growth Investors U.S. Large Cap Growth Fund has a fiscal year ending March 31).
2 Calculated based on the average shares outstanding during the period.
3 Not annualized.
4 Annualized.

See financial notes 7

 Laudus Growth Investors U.S. Large Cap Growth Fund

Portfolio Holdings as of March 31, 2010

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the Fund’s website at www.laudus.com.

			Cost	Value
Holdings by Category			($)	($)

98.6%		Common Stock	178,526,298	211,834,723
1.6%		Other Investment Companies	3,345,290	3,399,309

100.2%		Total Investments	181,871,588	215,234,032
(0	.2)%	Other Assets and Liabilities, Net		(362,003)

100.0%		Net Assets		214,872,029

	Number	Value
Security	of Shares	($)

Common Stock 98.6% of net assets

Capital Goods 6.8%
General Dynamics Corp.	31,900	2,462,680
Illinois Tool Works, Inc.	73,300	3,471,488
Parker Hannifin Corp.	52,100	3,372,954
United Technologies Corp.	72,900	5,366,169

		14,673,291

Commercial & Professional Supplies 1.4%
Verisk Analytics, Inc., Class A *	105,600	2,977,920

Consumer Services 6.5%
DeVry, Inc.	31,400	2,047,280
International Game Technology	256,000	4,723,200
McDonald’s Corp.	107,000	7,139,040

		13,909,520

Diversified Financials 8.8%
BlackRock, Inc.	18,600	4,050,336
CME Group, Inc.	14,800	4,678,428
IntercontinentalExchange, Inc. *	35,100	3,937,518
JPMorgan Chase & Co.	86,800	3,884,300
MSCI, Inc., Class A *	66,600	2,404,260

		18,954,842

Energy 4.3%
Baker Hughes, Inc.	42,400	1,986,016
EOG Resources, Inc.	25,300	2,351,382
Southwestern Energy Co. *	93,800	3,819,536
Suncor Energy, Inc.	34,700	1,129,138

		9,286,072

Food & Staples Retailing 1.6%
Wal-Mart Stores, Inc.	62,100	3,452,760

Food, Beverage & Tobacco 2.2%
Kellogg Co.	89,000	4,755,270

Health Care Equipment & Services 10.8%
Alcon, Inc.	22,400	3,618,944
Covidien plc	132,700	6,672,156
Express Scripts, Inc. *	54,000	5,495,040
Medco Health Solutions, Inc. *	44,800	2,892,288
Zimmer Holdings, Inc. *	76,700	4,540,640

		23,219,068

Household & Personal Products 2.3%
Colgate-Palmolive Co.	38,400	3,273,984
The Procter & Gamble Co.	25,500	1,613,385

		4,887,369

Materials 2.7%
Praxair, Inc.	70,200	5,826,600

Media 2.6%
Comcast Corp., Class A	92,800	1,746,496
Time Warner Cable, Inc.	72,900	3,886,299

		5,632,795

Pharmaceuticals, Biotechnology & Life Sciences 7.4%
Allergan, Inc.	118,500	7,740,420
Amgen, Inc. *	55,800	3,334,608
Johnson & Johnson	31,600	2,060,320
Talecris Biotherapeutics Holdings Corp. *	133,916	2,667,607

		15,802,955

Retailing 7.3%
Amazon.com, Inc. *	52,800	7,166,544
CarMax, Inc. *	51,000	1,281,120
Priceline.com, Inc. *	9,800	2,499,000
The Sherwin-Williams Co.	68,700	4,649,616

		15,596,280

Software & Services 16.4%
Adobe Systems, Inc. *	87,200	3,084,264
Google, Inc., Class A *	16,200	9,185,562
MasterCard, Inc., Class A	33,500	8,509,000
Oracle Corp.	175,900	4,518,871
Red Hat, Inc. *	54,900	1,606,923
Visa, Inc., Class A	92,600	8,429,378

		35,333,998

8 See financial notes

 Laudus Growth Investors U.S. Large Cap Growth Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Technology Hardware & Equipment 14.1%
Apple, Inc. *	62,400	14,659,632
Cisco Systems, Inc. *	309,700	8,061,491
QUALCOMM, Inc.	182,300	7,654,777

		30,375,900

Telecommunication Services 0.8%
American Tower Corp., Class A *	39,300	1,674,573

Transportation 2.6%
Union Pacific Corp.	74,700	5,475,510

Total Common Stock (Cost $178,526,298)		211,834,723

Other Investment Companies 1.6% of net assets

iShares Russell 1000 Growth Index Fund	20,000	1,039,000
State Street Institutional Liquid Reserves Fund - Institutional Class	2,360,309	2,360,309

Total Other Investment Companies (Cost $3,345,290)		3,399,309

End of Investments.

At 03/31/10, the tax basis cost of the fund’s investments was $184,217,233 and the unrealized appreciation and depreciation were $31,769,772 and ($752,973), respectively, with a net unrealized appreciation of $31,016,799.

*	Non-income producing security.

See financial notes 9

 Laudus Growth Investors U.S. Large Cap Growth Fund

Statement of
Assets and Liabilities
As of March 31, 2010.

Assets

Investments, at value (cost $181,871,588)		$215,234,032
Receivables:
Investments sold		4,298,173
Fund shares sold		654,813
Dividends		78,572
Foreign tax reclaims		3,053
Interest		332
Prepaid expenses	+	6,002

Total assets		220,274,977

Liabilities

Payables:
Investments bought		5,190,451
Fund shares redeemed		93,998
Investment adviser fees		6,935
Trustees’ fees		48
Accrued expenses	+	111,516

Total liabilities		5,402,948

Net Assets

Total assets		220,274,977
Total liabilities	−	5,402,948

Net assets		$214,872,029

Net Assets by Source
Capital received from investors		199,351,085
Net investment income not yet distributed		88,405
Net realized capital losses		(17,929,905)
Net unrealized capital gains		33,362,444

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$214,872,029		19,137,226		$11.23

10 See financial notes

 Laudus Growth Investors U.S. Large Cap Growth Fund

Statement of
Operations

		For July 1, 2009	For July 1, 2008
		through	through
		March 31, 2010*	June 30, 2009*

Investment Income

Dividends (net of foreign withholding taxes of $8,272 and $6,278 respectively)		1,040,813	1,066,196
Interest	+	2,864	29,440

Total investment income		1,043,677	1,095,636

Expenses

Investment adviser fees		810,453	692,565
Sub-Accounting and sub-transfer agent fees		115,476	—
Service and distribution fees		—	88,732
Transfer agent fees		65,979	140,296
Shareholder reports		45,346	31,497
Professional fees		40,745	87,266
Registration fees		37,902	31,861
Accounting and administration fees		16,587	—
Custodian and fund accounting fees		—	49,943
Trustees’ fees		8,240	17,048
Custodian fees		7,661	—
Interest expense		611	—
Other expenses	+	20,018	16,146

Total expenses		1,169,018	1,155,354
Expense reduction by adviser	−	257,160	338,574
Custody credits	−	1	—

Net expenses	−	911,857	816,780

Net investment income		131,820	278,856

Realized and Unrealized Gains (Losses)

Net realized gains (losses) on investments		6,682,949	(24,070,731)
Net realized gains on foreign currency transactions	+	21	—

Net realized gains (losses)		6,682,970	(24,070,731)
Net unrealized gains (losses) on investments	+	31,942,374	(4,813,074)

Net realized and unrealized gains (losses)		38,625,344	(28,883,805)

Net increase (decrease) in net assets resulting from operations		$38,757,164	($28,604,949)

*	Effective July 13, 2009, all outstanding Class A, B, and C shares in the UBS U.S. Large Cap Growth Fund (UBS Growth Fund) were converted to Class Y shares, and the UBS Growth Fund’s assets were acquired by Laudus Growth Investors U.S. Large Cap Growth Fund which commenced operations on that day. The Statement of Operations above includes the fiscal year ending June 30, 2009 of the UBS Growth Fund. See Financial Note item 1 for additional information.

See financial notes 11

 Laudus Growth Investors U.S. Large Cap Growth Fund

Statements of
Changes in Net Assets
For the current and prior report periods.

Operations

7/1/09-3/31/10*			7/1/08-6/30/09*	7/1/07-6/30/08*
Net investment income (loss)		$131,820	$278,856	($13,862)
Net realized gains (losses)		6,682,970	(24,070,731)	891,947
Net unrealized gains (losses)	+	31,942,374	(4,813,074)	2,571,813

Increase (Decrease) in net assets from operations		38,757,164	(28,604,949)	3,449,898

Distributions to Shareholders[1]

Distributions from net investment income
Class A		50,259	—	—
Class B		—	—	—
Class C		—	—	—
Class Y	+	299,973	—	72,391

Total distributions from net investment income		350,232		72,391
Distributions from net realized gains
Class A		—	—	70,792
Class B		—		9,693
Class C		—	—	15,221
Class Y	+	—	—	454,792

Total distributions from net realized gains		—	—	550,498

Total distributions		$350,232	$—	$622,889

Transactions in Fund Shares1

		7/1/09-3/31/10		7/1/08-6/30/09		7/1/07-6/30/08
		SHARES	VALUE	SHARES	VALUE	SHARES	VALUE
Shares sold
Class A		236	$1,959	3,042,724	$25,570,504	713,802	$8,049,829
Class B		—	—	46,217	306,125	117,641	1,282,756
Class B converted to Class A		—	—	38,552	321,670	13,732	153,293
Class C		—	—	539,216	3,773,950	219,338	2,384,536
Class Y	+	16,983,931	$162,907,767	3,012,731	30,246,611	3,578,888	41,642,224

Total shares sold		16,984,167	$162,909,726	6,679,440	$60,218,860	4,643,401	$53,512,638
Shares reinvested
Class A		5,360	$42,776	—	$—	6,091	$69,505
Class B		—	—	—	—	865	9,443
Class C		—	—	—	—	1,379	15,058
Class Y	+	32,061	273,426	—	—	45,026	526,357

Total shares reinvested		37,421	$316,202	—	$—	53,361	$620,363
Shares redeemed
Class A		(2,945,996)	($23,562,231)	(1,394,928)	($10,782,023)	(373,264)	($4,188,612)
Class B		(76,268)	(578,141)	(49,237)	(358,469)	(5,273)	(53,526)
Class B converted to Class A		—	—	(40,705)	(321,670)	(14,271)	(153,293)
Class C		(552,156)	(4,188,832)	(267,981)	(1,967,226)	(35,903)	(374,486)
Class Y	+	(4,137,162)	(42,606,803)	(3,404,834)	(28,444,522)	(2,688,319)	(31,027,672)

Total shares redeemed		(7,711,582)	($70,936,007)	(5,157,685)	($41,873,910)	(3,117,030)	($35,797,589)

Net transactions in fund shares		9,310,006	$92,289,921	1,521,755	$18,344,950	1,579,732	$18,335,412

Shares Outstanding and Net Assets

		7/1/09-3/31/10		7/1/08-6/30/09		7/1/07-6/30/08
		SHARES	NET ASSETS	SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		9,827,220	$84,175,176	8,305,465	$94,435,175	6,725,733	$73,272,754
Total increase or decrease	+	9,310,006	130,696,853	1,521,755	(10,259,999)	1,579,732	21,162,421

End of period		19,137,226	$214,872,029	9,827,220	$84,175,176	8,305,465	$94,435,175

Net investment income not yet distributed			$88,405		$279,106		$—

*	Effective July 13, 2009, all outstanding Class A, B, and C shares in the UBS U.S. Large Cap Growth Fund (UBS Growth Fund) were converted to Class Y shares, and the UBS Growth Fund’s assets were acquired by Laudus Growth Investors U.S. Large Cap Growth Fund which commenced operations on that day. The Statement of Changes above present the fiscal year ending June 30, 2009 and June 30, 2008 of the UBS Growth Fund. See Financial Note item 1 for additional information.
[1]	Effective July 13, 2009, all outstanding Class A Shares (2,932,035 shares valued at $23,450,301), Class B Shares (76,106 shares valued at $576,853) and Class C Shares (549,985 shares valued at $4,171,940) combined with Class Y Shares, resulting in a single class of shares of the fund.

12 See financial notes

 Laudus Growth Investors U.S. Large Cap Growth Fund

Financial Notes

1. Business Structure of the Fund:

Laudus Growth Investors U.S. Large Cap Growth Fund is a series of the Laudus Trust, (the “Trust”), an open-end management investment company. The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the Funds in the Trust including the fund discussed in this report, which is highlighted:

Laudus Growth Investors U.S. Large Cap Growth Fund
Laudus Rosenberg U.S. Large Capitalization Fund
Laudus Rosenberg U.S. Discovery Fund
Laudus Rosenberg International Discovery Fund
Laudus Rosenberg International Small Capitalization Fund	Laudus Mondrian International Equity Fund Laudus Mondrian Global Equity Fund Laudus Mondrian Emerging Markets Fund Laudus Mondrian International Fixed Income Fund

Effective July 13, 2009, pursuant to an Agreement and Plan of Reorganization approved by shareholders of the UBS U.S. Large Cap Growth Fund (“UBS Growth Fund”), the assets and liabilities of the UBS Growth Fund were acquired by the Laudus Growth Investors U.S. Large Cap Growth Fund (“Laudus Growth Investors Fund”). Shareholders of the UBS Growth Fund then received shares of the Laudus Growth Investors Fund equal in value to their investment in the UBS Growth Fund.

The Laudus Growth Investors Fund commenced its operations on July 13, 2009.

The Laudus Growth Investors Fund offers one share of class. Prior to the reorganization, the UBS Growth Fund offered four share classes: Class A, Class B, Class C and Class Y. As of July 13, 2009, all outstanding Class A, B and C shares converted into Class Y shares. Immediately after and as a result of the conversion, each shareholder of Class A, B and C became an owner of Class Y shares.

The Fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, the Fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the Fund uses in its preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Security Valuation

The Fund values the securities in its portfolio every business day. The Fund uses the following policies to value various types of securities:

•	Securities traded on an exchange or over-the-counter: valued at the closing value for the day, or, on days when no closing value has been reported, halfway between the most recent bid and asked quotes. Securities that are primarily traded on foreign exchanges are valued at the closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the valuation date exchange rate.

•	Securities for which no quoted value is available: The Board of Trustees has adopted procedures to fair value the Fund’s securities when market prices are not “readily available” or are unreliable. For example, the Fund may fair value a security when a security is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. The Fund makes fair value determinations in good faith in accordance with the Fund’s valuation procedures. The Board of Trustees regularly reviews fair value determinations made by the Fund pursuant to the procedures.

•	Short-term securities (60 days or less to maturity): valued at amortized cost, which approximates market value.

•	Underlying funds: valued at their respective net asset values as determined by the underlying Fund in accordance with the 1940 Act for a given day.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The

 13

 Laudus Growth Investors U.S. Large Cap Growth Fund

Financial Notes (continued)

2. Significant Accounting Policies (continued):

hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements).

The Fund adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for the asset or liability have significantly decreased and identifying transactions that are not orderly. Accordingly, if the Fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The guidance establishes three levels of the fair value hierarchy as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. The Fund does not adjust the quoted price for such investments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted prices.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the fund values its holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board of Trustees has approved a vendor that would calculate fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the Fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Fund in the absence of market information. Assumptions used by the Fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

14

 Laudus Growth Investors U.S. Large Cap Growth Fund

Financial Notes (continued)

2. Significant Accounting Policies (continued):

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2010:

Laudus Growth Investors U.S. Large Cap Growth Fund

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total*

Common Stock(a)	$211,834,723	$—	$—	$211,834,723
Other Investment Companies	3,399,309	—	—	3,399,309

Total	$215,234,032	$—	$—	$215,234,032

*	The Fund had no Other Financial Investments.
(a)	As categorized in Portfolio Holdings.

(b) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.

Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuation in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

(c) Investment Income:

Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the Fund may record certain foreign security dividends on the day it learns of the ex-dividend date.

(d) Expenses:

Expenses that are specific to the Fund are charged directly to the Fund. Expenses that are common to all Funds within the Trust generally are allocated among the Funds in proportion to their average daily net assets.

(e) Distributions to Shareholders:

The Fund makes distributions from net investment income and net realized capital gains, if any, once a year.

(f) Custody Credit:

The Fund has an arrangement with its custodian bank, State Street Bank and Trust Company, under which the Fund receives a credit for its uninvested cash balance to offset its custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the Fund’s operating expenses.

(g) Accounting Estimates:

The accounting policies described in this report conform to accounting principles generally accepted in the United States of America. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates.

 15

 Laudus Growth Investors U.S. Large Cap Growth Fund

Financial Notes (continued)

2. Significant Accounting Policies (continued):

(h) Federal Income Taxes:

The Fund intends to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the Fund distributes substantially all of their net investment income and realized net capital gains, if any, to its respective shareholders each year. As long as the Fund meets the tax requirements, it is not required to pay federal income tax.

(i) Indemnification:

Under the Fund’s organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

3. Risk factors:

Investing in the Fund may involve certain risks, as described in the Fund’s prospectus, including, but not limited to, those described below:

An investment in the Fund involves risks similar to those of investing in common stocks directly. Just as with common stocks, the value of Fund shares may increase or decrease depending on market, economic, political, regulatory and other conditions affecting a Fund’s portfolio. These types of risks may be greater with respect to investments in securities of foreign issuers. Investment in shares of the Fund is, like an investment in common stocks, more volatile and risky than some other forms of investment.

Stocks of large-size companies tend to go in and out of favor based on market and economic conditions. As a result, during a period when these stocks fall behind other types of investments — bonds or stocks of mid- or small-size companies, for instance — the fund’s performance also will lag those investments.

Growth stocks can be volatile for several reasons. Since growth companies usually invest a high portion of their earnings in their business, they may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuers’ future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may also be more expensive relative to their earnings or assets compared to value or other stocks.

Please refer to the Fund’s prospectus for a more complete description of the principal risks of investing in the Fund.

4. Affiliates and Affiliated Transactions:

The Trust’s Board of Trustees oversees the general conduct of the Trust and the Fund.

Charles Schwab Investment Management, Inc. (“CSIM” or the “Investment Adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between it and the Trust. UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), the Fund’s sub-adviser, provides day-to-day portfolio management services to the Fund, subject to the supervision of CSIM.

For its advisory services to the Fund, CSIM is entitled to receive an annual fee, payable monthly, based on the Fund’s average daily net assets described as follows.

Average daily net assets

First $500 million	0.70%
$500 million to $1 billion	0.65%
$1 billion to $1.5 billion	0.60%
$1.5 billion to $2 billion	0.575%
Over $2 billion	0.55%

16

 Laudus Growth Investors U.S. Large Cap Growth Fund

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

CSIM (not the Fund) pays a portion of the management fees it receives to UBS Global AM in return for its services.

CSIM has contractually agreed, until at least July 30, 2012, to waive a portion of its management fee and bear certain expenses of the Fund. As such, CSIM further agrees to reimburse the Fund to limit the annual expenses to 0.78% of the Fund’s average daily net assets value, exclusive of nonrecurring account fees, fees on securities transactions such as exchange fees, dividends and interest on securities sold short, service fees, interest (overdraft charges), taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business

Any amounts waived or reimbursed in a particular fiscal year will be subject to repayment through the next two fiscal years, to the extent that the repayment will not cause the Fund’s net expenses to exceed the current limit (as stated in CSIM’s contractual undertaking) during the respective year. As of March 31, 2010, the balance of recoupable expenses is $257,160 expiring March 31, 2012.

The Fund may, from time to time, execute portfolio trades with affiliated brokers/dealers. For the period ended March 31, 2010, the Fund paid no brokerage fees on the execution of portfolio trades with affiliated brokers/dealers.

5. Transfer Agent and Shareholders Services:

Boston Financial Data Services, Inc. (“BFDS”) provides the transfer agent services to the Fund, and receives transfer agent fees from the Fund as shown in the Statement of Operations.

The Trust has authorized the Fund to pay up to 0.10% of its average daily net assets attributable to its fund shares for sub-transfer agent and sub-accounting services in connection with such shares.

6. Board of Trustees:

Trustees may include people who are officers and/or directors of the investment adviser or Charles Schwab & Co., Inc. (“Schwab”). Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of the interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted in the Fund’s Statement of Operations.

Until September 2006, a Retirement Plan existed for the independent trustees. After the termination of the Retirement Plan, the previously accrued and unpaid benefits continue to be adjusted by performance of the Fund. As a result, the amount of the Retirement Payable to any independent trustee may increase or decrease based on the performance of the Fund.

7. Borrowing from Banks:

The Fund has access to custodian overdraft facilities and to an uncommitted line of credit up to a maximum of $100,000,000, as established by State Street Bank and Trust Company. Interest is calculated based on the market rates at the time of borrowing.

There were no borrowings from the line of credit by the Fund during the period. However, the Fund utilized its overdraft facility and incurred interest expense, which is disclosed in the Statement of Operations. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

8. Purchases and Sales of Investment Securities:

For the period ended March 31, 2010, purchases and sales of securities (excluding short-term securities) were as follows:

Purchases	Sales

$199,271,624	$109,097,913

 17

 Laudus Growth Investors U.S. Large Cap Growth Fund

Financial Notes (continued)

9. Redemption Fee:

The Fund charges a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts are netted against the redemption proceeds on the Statement of Changes in Net Assets. Prior to July 13, 2009, the redemption fee was 1% for shares sold or exchanged within 90 days of their purchase date, subject to limited exceptions. The redemption fees charged during the current and prior periods are:

Current Period	Prior Period	Prior Period
(7/1/09-3/31/10)	(7/1/08-6/30/09)	(7/1/07-6/30/08)
$11,780	$21,887	$4,703

10. Federal Income Taxes:

As of March 31, 2010, the components of distributable earnings on a tax-basis were as follows:

Undistributed ordinary income	$88,406
Undistributed long-term capital gains	—
Unrealized appreciation on investments	31,769,773
Unrealized depreciation on investments	(752,973)
Other unrealized appreciation/(depreciation)	—

Net unrealized appreciation/(depreciation)	$31,016,800

The primary difference between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales.

Capital loss carry forwards may be used to offset future realized capital gains, if any for federal income tax purposes. As of March 31, 2010, the fund had capital loss carry forwards available to offset net capital gains before the expiration dates:

Expiration Date

March 31, 2016	$802,768
March 31, 2017	14,781,493

Total	$15,584,261

For tax purposes, realized net capital losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of March 31, 2010, the Fund had aggregate deferred realized net capital losses and capital losses utilized as follows:

Capital losses deferred	$—
Capital losses utilized	6,604,158

18

 Laudus Growth Investors U.S. Large Cap Growth Fund

Financial Notes (continued)

10.  Federal Income Taxes (continued):

The tax-basis components of distributions paid during the current and prior periods were:

Current period distributions
Ordinary income	$350,232	*
Long-term capital gains	—
Return of capital	—
Year ended June 30, 2009 distributions**
Ordinary income	$—
Long-term capital gains	—
Return of capital	—
Year ended June 30, 2008 distributions**
Ordinary income	$72,391
Long-term capital gains	550,498
Return of capital	—

*	$279,215 was distributed out of UBS U.S. Large Cap Growth Fund in the current period prior to its acquisition by Laudus Growth Investors Fund.
**	These distributions represent those of the UBS U.S. Large Cap Growth Fund.

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses, short-term capital gains and losses; capital losses related to wash sales, unrealized appreciation of certain investments in non-U.S. securities; paydowns on fixed-income securities; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

The permanent book and tax basis differences may result in reclassifications between capital accounts and other accounts as required. The adjustments will have no impact on net assets or the results of operations. As of March 31, 2010, the Fund made the following reclassifications:

Capital shares	($27,690)
Undistributed net investment income	27,711
Net realized capital gains/losses	(21)

As of March 31, 2010, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and state purpose, four years from the date of filing), as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statement. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended March 31, 2010, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities and state tax authorities for tax year before 2009.

11. Subsequent Events:

Management has determined there are no subsequent events or transactions that would have materially impacted the financial statements as presented.

 19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Laudus Growth Investors U.S. Large Cap Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Laudus Growth Investors U.S. Large Cap Growth Fund (one of the portfolios constituting Laudus Trust, hereafter referred to as the “Fund”) at March 31, 2010, the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at March 31, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

The statement of operations for the year ended June 30, 2009, the statement of changes in net assets for each of the two years in the period ended June 30, 2009, and the financial highlights for each of the five years in the period ended June 30, 2009 were audited by other auditors whose report dated August 27, 2009 expressed an unqualified opinion on those statements and financial highlights.

PricewaterhouseCoopers LLP
San Francisco, California
May 17, 2010

20

Other Federal Tax Information (unaudited)

For corporate shareholders, 100% of the Fund dividends distributions paid during the fiscal year ended March 31, 2010, qualify for the corporate dividends received deduction.

For the fiscal year ended March 31, 2010, the Fund designates $71,017 of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(ii) of the Internal Revenue Code. Shareholders will be notified in January 2011 via IRS form 1099 of the amounts for use in preparing their 2010 income tax return.

 21

Results of Proxy Voting:

At a special meeting of shareholders of the trust held on December 14, 2009, shareholders approved the following proposal: to elect nine trustees to serve on the Board of Trustees of the trust.

	FOR	WITHHELD
	(shares)	(shares)	% FOR

Charles R. Schwab	125,221,372.67	28,690,024.32	81.36%
Walter W. Bettinger, II	145,432,597.43	8,478,799.56	94.49%
Mariann Byerwalter	150,226,122.76	3,685,274.23	97.61%
John F. Cogan	149,359,044.40	4,552,352.59	97.04%
William A. Hasler	140,754,512.11	13,156,884.88	91.45%
Gerald B. Smith	149,347,240.57	4,564,156.42	97.03%
Donald R. Stephens	149,421,888.16	4,489,508.83	97.08%
Joseph H. Wender	149,294,896.88	4,616,500.11	97.00%
Michael W. Wilsey	143,901,543.71	10,009,853.28	93.50%

22

Trustees and Officers

The tables below give information about the trustees and officers for the Laudus Trust which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 85 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of Laudus Trust since 2004.)	Chairman of JDN Corporate Advisory LLC.	77	Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009) Director, Excelsior Funds (2006 – 2007)

John F. Cogan 1947 Trustee (Trustee of Laudus Trust since 2010.)	Senior Fellow: The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 1994 – present).	77	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

William A. Hasler 1941 Trustee (Trustee of Laudus Trust since 2004.)	Dean Emeritus, Haas School of Business, University of California, Berkeley (July 1998 – present).	77	Director, Ditech Networks Corporation (1997 – present)
Director, TOUSA (1998 – present)
Director, Mission West Properties (1998 – present)
Director, Globalstar, Inc. (2009 – present)
Director, Harris-Stratex Networks (2001 – present)
Director, Aphton Corp. (1991 – 2007)
Director, Solectron Corporation (1998 – 2007)
Director, Genitope Corporation (2000 – 2009)
			Director, Excelsior Funds (2006 – 2007)

Gerald B. Smith 1950 Trustee (Trustee of Laudus Trust since 2010.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	77	Lead Independent Director, Board of Cooper Industries (2002 – present) Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – present) Director, Oneok, Inc (2009 – present)

Donald R. Stephens 1938 Trustee (Trustee of Laudus Trust since 2010.)	Managing Partner, D.R. Stephens & Company (investments) (1973 – present).	77	None

Joseph H. Wender 1944 Trustee (Trustee of Laudus Trust since 2010.)	Senior Consultant, Goldman Sachs & Co., Inc. (Jan. 2008-present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present); Senior Director, Chairman of the Finance Committee, GSC Group (July 2005 – Dec. 2007); General Partner, Goldman Sachs & Co., Inc. (Oct. 1982 – June 2005).	77	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

 23

 Independent Trustees (continued)

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Michael W. Wilsey 1943 Trustee (Trustee of Laudus Trust since 2010.)	Chairman and Chief Executive Officer, Wilsey Bennett, Inc. (real estate investment and management, and other investments).	77	None

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of Laudus Trust since 2010.)	Founded Charles Schwab & Co., Inc. in 1971 and became Chairman in 1978. Since 1986, Chairman and Director, The Charles Schwab Corporation. Since 1989, Director, Charles Schwab Investment Management, Inc., and appointed as Chairman in 1991. Since 1996, Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I and Schwab International Holdings, Inc. Since 1999, Director and Chief Executive Officer, Schwab Holdings, Inc. Since 2003, Chairman, Charles Schwab Bank, N. A.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, and the Charles Schwab & Co., Inc.	77	None

Walter W. Bettinger II2 1960 Trustee (Trustee of Laudus Trust since 2010.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc., principal underwriter to the Funds, and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation.	85	None

24

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

George Pereira 1964 Treasurer and Chief Financial Officer (Officer of Laudus Trust since 2006.)	Senior Vice President and Chief Financial Officer, Charles Schwab Investment Management, Inc. (November 2004 – present); Treasurer and Principal Financial Officer, Schwab Funds and Schwab ETFs (2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (Sept. 2002 – present); Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (June 2006 – June 2007).

Jeffrey Mortimer 1963 President, Chief Executive Officer and Chief Investment Officer (President and CEO since 2008, CIO since 2004.)	Senior Vice President and Chief Investment Officer, Charles Schwab Investment Management, Inc. and Schwab Funds (2004 – present); Senior Vice President and Chief Investment Officer, Schwab ETFs (2009 – present).

Koji E. Felton 1961 Vice President and Assistant Clerk (Officer of Laudus Trust since 2010.)	Senior Vice President, Chief Counsel and Corporate Secretary, Charles Schwab Investment Management, Inc. (July 2000 – present); Senior Vice President and Deputy General Counsel, Charles Schwab & Co., Inc. (June 1998 – present); Secretary and Chief Legal Officer, Schwab Funds (Nov. 1998 – present); Secretary and Chief Legal Officer, Schwab ETFs (Oct. 2009 – present); Chief Legal Officer and Secretary, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (June 2006 – June 2007).

Catherine MacGregor 1964 Chief Legal Officer, Vice President and Clerk (Officer of Laudus Trust since 2005.)	Vice President, Charles Schwab & Co., Inc. and Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President, Schwab Funds (2005 – present), Vice President of Schwab ETFs (Oct. 2009 – present).

Michael Haydel 1972 Vice President (Officer of Laudus Trust since 2005)	Vice President, Asset Management Client Services, Charles Schwab & Co., Inc. (2004 – present); Vice President, Schwab Funds (2005 – present); Vice President, Schwab ETFs (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Laudus Funds retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after 20 years of service as a trustee, whichever comes first, provided that any trustee who serves on both Schwab Funds and Laudus Funds retires from both boards when first required to retire by either board. Independent trustees elected prior to January 1, 2000 will retire on the following schedule: Messrs. Stephens and Wilsey will retire on December 31, 2010.
[2]	Messrs. Schwab and Bettinger are Interested Trustees because they are employees of Schwab and/or the investment adviser. In addition to their employment with Schwab and/or the investment adviser, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation.
[3]	The President, Treasurer and Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

 25

Glossary

Alpha is a measure of a fund’s risk adjusted return. Alpha can be used to directly measure the value added or subtracted by a fund’s manager. It is calculated by measuring the difference between a fund’s actual returns and its expected performance given its level of market risk as measured by beta.

Beta is a measure of the volatility of a stock relative to the overall market. A beta of less than one indicates lower historical risk than the market; a beta of more than one indicates higher historical risk than the market.

Price to earnings ratio is the price of a stock divided by its historical earnings per share.

Price to book ratio compares the stock’s market value to the value of the total assets less the total liabilities.

Price to cash flow ratio is the price of a stock divided by its reported cash flow per share.

Return on equity represents the amount earned on a company’s common stock investment for a given period, calculated by dividing common stock equity into net income for the period after preferred stock dividends but before common stock dividends.

Trading Activity is one of several risk factors commonly used to attribute a portfolio’s return relative to its benchmark. Specifically, trading activity measures a stock’s trailing 12 month trading volume relative to its total shares outstanding. It measures how actively traded a stock has been in the last 12 months.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request by visiting www.laudus.com, or the Securities and Exchange Commission’s website at www.sec.gov, or by contacting Laudus Funds at 866.452.8387.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2009 is available without charge, upon request by visiting www.ubs.com, or the Securities and Exchange Commission’s website at www.sec.gov. All future proxy vote records will be available at www.laudus.com.

Quarterly Disclosure of Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The information filed on a fund’s most recent Form N-Q is also available at www.laudus.com.

26

PRIVACY NOTICE
 THIS IS NOT PART OF THE SHAREHOLDER REPORT

A Commitment to Your Privacy

Your Privacy Is Not for Sale

We do not and will not sell your personal information to anyone, for any reason.

We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.

How We Collect Information About You

We collect personal information about you in a number of ways.

•	APPLICATION AND REGISTRATION INFORMATION.

We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.

•	TRANSACTION AND EXPERIENCE INFORMATION.

Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.

•	WEBSITE USAGE.

When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please click the Privacy link on our website.

How We Share and Use Your Information

We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:

•	to help us process transactions for your account;

•	when we use other companies to provide services for us, such as printing and mailing your account statements;

•	when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control)

State Laws

We will comply with state laws that apply to the disclosure or use of information about you.

Safeguarding Your Information — Security Is a Partnership

We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.

Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.

We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Contact Us

To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.

Laudus Funds® direct investors:  1-800-447-3332

© 2009 Laudus Funds. All rights reserved.

Notes

Notes

For More Information about the Funds:

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Shareholder Services
1.866.452.8387 Investment Professionals
1.800.447.3332 Individual Investors
www.laudus.com

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

MFR55508-00

COMMAND PERFORMANCETM

Item 2: Code of Ethics.
(a)	Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.
(c)	During the period covered by the report, no amendments were made to the provisions of this code of ethics.
(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.
(f)(1)	Registrant has filed this code of ethics as an exhibit pursuant to Item 11(a)(1) of Form N-CSR.
Item 3: Audit Committee Financial Expert.
Registrant’s Board of Trustees has determined that William Hasler and Mariann Byerwalter, currently serving on its audit committee, are “audit committee financial experts,” as such term is defined in Item 3 of Form N-CSR. Each of these members of Registrant’s audit committee is “independent” under the standards set forth in Item 3 of Form N-CSR.
The designation of each of Mr. Hasler and Ms. Byerwalter as an “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of Registrant’s audit committee or Board of Trustees in the absence of such designation; and (ii) affect the duties, obligations or liability of any other member of Registrant’s audit committee or Board of Trustees.

Item 4: Principal Accountant Fees and Services.
(a) Below are the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.
     Audit Fees
     2010: $211,347           2009: $316,053
(b) Below are the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of Registrant’s financial statements and are not reported under paragraph (a) above.
     Audit-Related Fees
     For services rendered to Registrant:
     2010: $52,435           2009: 51,540
     Nature of these services: Agreed upon services in regards to service provider conversion.
     In each of the last two fiscal years there were no “Audit-Related Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(c) Below are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
     Tax Fees
     For services rendered to Registrant:
     2010: $109,870           2009: $154,620
     Nature of these services: preparation and review of tax returns.
     In each of the last two fiscal years there were no “Tax Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Below are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.
     All Other Fees
     For services rendered to Registrant:
     2010: NONE           2009: NONE

Nature of these services:	non-audit services related to the requirements of Section 15(c) of the Investment Company Act of 1940, such as evaluation of the Profitability Analysis System.
     In each of the last two fiscal years there were no “All Other Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(e)(1) Registrant’s audit committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.
(2) There were no services described in each of paragraphs (b) through (d) above (including services required to be approved by Registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Not applicable.
(g) Below are the aggregate non-audit fees billed in each of the last two fiscal years by Registrant’s principal accountant for services rendered to Registrant, to Registrant’s investment adviser, and to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant.
     2010: $162,305           2009: $206,160
Although not required to be included in the amounts disclosed under this paragraph (g) or any other paragraph of this Item 4, below are the aggregate fees billed in each of the last two fiscal years by Registrant’s principal accountant for tax compliance services rendered to U.S. Trust, an entity under common control with Registrant’s investment adviser that does not provide services to Registrant.
     2010: NONE           2009: NONE
(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.
Not applicable.
Item 6: Schedule of Investments.
The schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.
Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8: Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10: Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11: Controls and Procedures.
(a) Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Jeffrey Mortimer and Registrant’s Principal Financial Officer, George Pereira, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.
(b)	During the second fiscal quarter of the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 12: Exhibits.
(a)	(1)	Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.
(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.
(3)	Not applicable.
(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant ) The Laudus Trust

By	/s/ Jeffrey Mortimer
Jeffrey Mortimer
President and Chief Executive Officer

Date: 5/11/2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jeffrey Mortimer
Jeffrey Mortimer
President and Chief Executive Officer

Date: 5/11/2010

By:	/s/ George Pereira
George Pereira
Principal Financial Officer

Date: 5/11/2010